UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243
                                   ----------

                            Franklin Strategic Series
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/09
                          --------

Item 1. Reports to Stockholders.


OCTOBER 31, 2009

(GRAPHIC)

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                            FRANKLIN STRATEGIC SERIES


                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                           Franklin Templeton Investments

                           GAIN FROM OUR PERSPECTIVE(R)

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Economic and Market Overview ..............................................    3
Franklin Flex Cap Growth Fund .............................................    5
Franklin Focused Core Equity Fund .........................................   13
Franklin Growth Opportunities Fund ........................................   21
Franklin Small Cap Growth Fund ............................................   29
Franklin Small-Mid Cap Growth Fund ........................................   37
Financial Highlights and Statements of Investments ........................   45
Financial Statements ......................................................   85
Notes to Financial Statements .............................................   94
Shareholder Information ...................................................  113

Shareholder Letter

          Dear Shareholder:

          During the six-month period ended October 31, 2009, economic activity showed signs of stabilization. In early 2009, deteriorating economic conditions and investor uncertainty contributed to market woes until some indicators offered a better economic outlook, and markets rallied beginning in March 2009. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained.

          We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

          Franklin Strategic Series' semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

          If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

          Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

          We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

          Sincerely,


          /s/ Rupert H. Johnson Jr.
          -------------------------------------------------------------
          Rupert H. Johnson, Jr.
          President and Chief Executive Officer - Investment Management Franklin Strategic Series

          THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

          During the six months under review, signs emerged of improving economic conditions and hopes ran high for a sustainable and broadening recovery. Although the pace of job losses subsided somewhat, the U.S. employment market remained troubled as the unemployment rate continued to climb, hitting 10.2% at period-end.(1) The real estate market stabilized at low levels across the country, with the government's tax credit for first-time homebuyers partly supporting home sales and prices. Industrial production picked up, as exports and orders rose for big-ticket items. Consumer spending overall improved, mainly due to the temporary cash-for-clunkers program.

          Many commodities' prices rose during the six months under review but remained well below highs hit in 2008, helping to mute inflationary pressures. October's inflation rate was an annualized -0.2%, while core inflation, which excludes food and energy costs, was an annualized 1.7%.(1) The Federal Reserve Board (Fed) maintained the federal funds target rate in a range of 0% to 0.25% throughout the period, but given better credit and economic conditions, the Fed began to move away from crisis mode by allowing some of its government support measures to expire or shrink. Economic activity, as measured by U.S. gross domestic product (GDP), fell at an annualized rate of 0.7% in the second quarter of 2009 and rose at an annualized 2.8% rate in the third quarter. After a year-long contraction, GDP returned to stronger-than-expected growth on improved consumer spending and homebuilding, yet much of the expansion was tied to federal government spending.

          U.S. equity markets rose and were fueled by renewed optimism and aggregate corporate earnings that beat consensus expectations. Skepticism about the sustainability of positive trends led to market volatility near period-end. For the

(1.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 3
          six months under review, the Dow Jones Industrial Average, Standard & Poor's 500 Index (S&P 500) and NASDAQ Composite Index posted total returns of +20.73%, +20.04% and +19.62%, respectively.(2) All sectors made gains, and the financials, information technology and energy sectors had the strongest returns.

          THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              4 | Semiannual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Flex Cap Growth Fund - Class A posted a +16.39% cumulative total return. The Fund underperformed its narrow benchmarks, the Russell 3000(R) Growth Index, which had a +19.05% total return, and the Russell 1000(R) Growth Index, which had a +19.32% total return, as well as its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +20.04% total return for the same period.(1) The Fund also underperformed the +18.29% total return of its peers in the Lipper Multi-Cap Growth Funds Classification Average.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the six-month period ended 10/31/09, there were 472 funds in this category. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. One cannot invest directly in an average, and an average is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                             Semiannual Report | 5

PORTFOLIO BREAKDOWN

Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 10/31/09

(BAR CHART)

Software & Services*                              18.7%
Technology Hardware & Equipment*                  16.1%
Pharmaceuticals, Biotechnology & Life Sciences    10.4%
Health Care Equipment & Services                   8.7%
Energy                                             7.0%
Materials                                          5.1%
Capital Goods                                      4.4%
Semiconductors & Semiconductor Equipment           4.4%
Retailing                                          2.6%
Diversified Financials                             2.5%
Telecommunication Services                         2.4%
Insurance                                          2.3%
Food & Staples Retailing                           2.2%
Transportation                                     2.2%
Food, Beverage & Tobacco                           2.1%
Other                                              7.1%
Short-Term Investments & Other Net Assets          1.8%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

During the six months under review, key contributors to Fund performance relative to the Russell 3000 Growth Index included new holding Intuitive Surgical, a robotic surgical systems maker, FMC Technologies, a subsea oil and gas equipment manufacturer, and BlackRock, a money manager.

On a sector basis, stock selection in the financials, consumer discretionary and telecommunication services sectors helped the Fund's relative performance.(3) Insurance company Aflac in the financials sector positively affected Fund results. An underweighting in the consumer discretionary sector, where online retailer Amazon.com appreciated in value, also boosted relative performance. Another significant contributor was mobile services provider NII Holdings in the telecommunication services sector.

Among the holdings that detracted most from the Fund's relative performance were Expeditors International of Washington, a freight and logistics company, VCA Antech, operator of the largest animal hospital chain in the U.S., and QUALCOMM, which specializes in wireless telecommunication equipment technologies.

(3.) The financials sector comprises banks, diversified financials and insurance in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, media, and retailing in the SOI.


                              6 | Semiannual Report

For the reporting period, stock selection in information technology, consumer staples and industrials weighed on relative Fund performance.(4) Besides QUALCOMM, Blackberry smart phone maker Research In Motion(5) in the information technology sector was another underperformer, and we sold our position by period-end. Beverages company Hansen Natural in the consumer staples sector also had a negative impact on Fund results.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

[PHOTO OF CONRAD B. HERRMANN]


/s/ Conrad B. Herrmann
--------------------------------------------
Conrad B. Herrmann, CFA
Portfolio Management
Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

(5.) This holding is not an index component.

TOP 10 HOLDINGS

Franklin Flex Cap Growth Fund 10/31/09

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY                                     NET ASSETS
----------------                                    ----------
Apple Inc.                                             3.2%
   TECHNOLOGY HARDWARE & EQUIPMENT
Cisco Systems Inc.                                     2.8%
   TECHNOLOGY HARDWARE & EQUIPMENT
QUALCOMM Inc.                                          2.8%
   TECHNOLOGY HARDWARE & EQUIPMENT
Google Inc., A                                         2.7%
   SOFTWARE & SERVICES
Schering-Plough Corp.                                  2.5%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
MasterCard Inc., A                                     2.4%
   SOFTWARE & SERVICES
Praxair Inc.                                           2.3%
   MATERIALS
CVS Caremark Corp.                                     2.2%
   FOOD & STAPLES RETAILING
Hewlett-Packard Co.                                    2.1%
   TECHNOLOGY HARDWARE & EQUIPMENT
Visa Inc., A                                           1.9%
   SOFTWARE & SERVICES


                              Semiannual Report | 7

Performance Summary as of 10/31/09

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FKCGX)         CHANGE   10/31/09   4/30/09
----------------------          ------   --------   -------
Net Asset Value (NAV)           +$5.32    $37.78     $32.46

CLASS B (SYMBOL: FKCBX)         CHANGE   10/31/09   4/30/09
----------------------          ------   --------   -------
Net Asset Value (NAV)           +$4.79    $34.83     $30.04

CLASS C (SYMBOL: FCIIX)         CHANGE   10/31/09   4/30/09
----------------------          ------   --------   -------
Net Asset Value (NAV)           +$4.80    $34.90     $30.10

CLASS R (SYMBOL: FRCGX)         CHANGE   10/31/09   4/30/09
----------------------          ------   --------   -------
Net Asset Value (NAV)           +$5.18    $37.09     $31.91

ADVISOR CLASS (SYMBOL: FKCAX)   CHANGE   10/31/09   4/30/09
----------------------          ------   --------   -------
Net Asset Value (NAV)           +$5.43    $38.25     $32.82


                              8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                  -------          -------   -------   -------
Cumulative Total Return(1)                +16.39%          +13.56%    +9.86%   +20.17%
Average Annual Total Return(2)             +9.70%           +7.03%    +0.70%    +1.25%
Value of $10,000 Investment(3)           $10,970          $10,703   $10,356   $11,327
Avg. Ann. Total Return (9/30/09)(4)                         -8.82%    +1.52%    +2.62%
   Total Annual Operating Expenses(5)              1.02%

CLASS B                                  6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                  -------          -------   -------   -------
Cumulative Total Return(1)                +15.95%          +12.72%    +5.83%   +13.15%
Average Annual Total Return(2)            +11.95%           +8.72%    +0.76%    +1.24%
Value of $10,000 Investment(3)           $11,195          $10,872   $10,383   $11,315
Avg. Ann. Total Return (9/30/09)(4)                         -7.82%    +1.59%    +2.61%
   Total Annual Operating Expenses(5)              1.77%

CLASS C                                  6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                  -------          -------   -------   -------
Cumulative Total Return(1)                +15.95%          +12.69%    +5.82%   +11.45%
Average Annual Total Return(2)            +14.95%          +11.69%    +1.14%    +1.09%
Value of $10,000 Investment(3)           $11,495          $11,169   $10,582   $11,145
Avg. Ann. Total Return (9/30/09)(4)                         -4.93%    +1.97%    +2.46%
   Total Annual Operating Expenses(5)              1.77%

CLASS R                                  6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                  -------          -------   -------   ------------------
Cumulative Total Return(1)                +16.23%          +13.25%    +8.49%        +18.41%
Average Annual Total Return(2)            +16.23%          +13.25%    +1.64%         +2.18%
Value of $10,000 Investment(3)           $11,623          $11,325   $10,849        $11,841
Avg. Ann. Total Return (9/30/09)(4)                         -3.50%    +2.47%         +2.44%
   Total Annual Operating Expenses(5)              1.27%

ADVISOR CLASS(6)                         6-MONTH           1-YEAR    5-YEAR   10-YEAR
----------------                         -------          -------   -------   -------
Cumulative Total Return(1)                +16.54%          +13.84%   +11.24%   +21.75%
Average Annual Total Return(2)            +16.54%          +13.84%    +2.15%    +1.99%
Value of $10,000 Investment(3)           $11,654          $11,384   $11,124   $12,175
Avg. Ann. Total Return (9/30/09)(4)                         -3.02%    +2.98%    +3.36%
   Total Annual Operating Expenses(5)              0.77%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                              Semiannual Report | 9

ENDNOTES

INVESTORS SHOULD BE COMFORTABLE WITH FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS, AS SMALL AND MIDSIZED COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER, MIDSIZED AND RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +16.75% and +3.00%.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 =
     $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,163.90              $5.40
Hypothetical (5% return before expenses)         $1,000           $1,020.21              $5.04
CLASS B
Actual                                           $1,000           $1,159.50              $9.47
Hypothetical (5% return before expenses)         $1,000           $1,016.43              $8.84
CLASS C
Actual                                           $1,000           $1,159.50              $9.47
Hypothetical (5% return before expenses)         $1,000           $1,016.43              $8.84
CLASS R
Actual                                           $1,000           $1,162.30              $6.76
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.31
ADVISOR CLASS
Actual                                           $1,000           $1,165.40              $4.04
Hypothetical (5% return before expenses)         $1,000           $1,021.48              $3.77

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.99%; B: 1.74%; C:
     1.74%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Focused Core Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Focused Core Equity Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor's 500 Index (S&P 500).(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Focused Core Equity Fund's semiannual report for the period ended October 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Focused Core Equity Fund - Class A had a +23.44% cumulative total return. The Fund outperformed its benchmark, the S&P 500, which had a +20.04% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market's short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price payoff of the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best tradeoff between growth opportunity, business and financial risk, and valuation.

(1.) The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


                             Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Focused Core Equity Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Health Care                                 21.2%
Information Technology                      14.4%
Consumer Discretionary                      11.9%
Industrials                                 11.4%
Financials                                  10.4%
Energy                                       9.6%
Consumer Staples                             8.5%
Materials                                    4.2%
Telecommunication Services                   2.7%
Short-Term Investments & Other Net Assets    5.7%

MANAGER'S DISCUSSION

During the reporting period, all sectors rose in value. In particular, health care, industrials and information technology delivered strong absolute returns for the Fund. Within the health care sector, pharmaceutical companies Roche Holding, Merck and Schering-Plough boosted Fund performance. Solid waste collection and disposal services provider Republic Services in industrials, and consumer payment system operator MasterCard and linear and mixed-signal integrated circuits manufacturer Maxim Integrated Products in information technology, also contributed to Fund results. Other holdings that helped Fund performance included Latin American wireless communication service provider NII Holdings, petroleum products supplier Petroplus Holdings and financial services provider U.S. Bancorp.

Although most Fund holdings produced positive returns during the period, there were a few detractors. Beverage manufacturer Hansen Natural and commercial real estate finance company iStar Financial hampered the Fund slightly. We sold iStar Financial by period-end.


                             14 | Semiannual Report

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

[PHOTO OF STEVEN KORNFELD]


/s/ Steven Kornfeld
--------------------------------------------
Steven Kornfeld, CFA


[PHOTO OF BRENT LODER]


/s/ Brent Loder
--------------------------------------------
Brent Loder
Portfolio Management Team
Franklin Focused Core Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

BRENT LODER assumed portfolio manager responsibilities for Franklin Focused Core Equity Fund in September 2009, providing research and advice on regional banks and payment processors. Prior to joining Franklin Templeton Investments in 2006, he worked as an associate at Blum Capital Partners where he helped evaluate, execute and monitor investments in public and private companies. Previously, Mr. Loder worked at Morgan Stanley as an analyst in corporate finance and mergers and acquisitions. Mr. Loder earned a B.A. in history (magna cum laude) from the University of California at Los Angeles and an M.B.A. from the Stanford Graduate School of Business.

TOP 10 EQUITY HOLDINGS
Franklin Focused Core Equity Fund 10/31/09

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
Roche Holding AG (Switzerland)       5.1%
   HEALTH CARE
Berkshire Hathaway Inc., B           5.0%
   FINANCIALS
Schering-Plough Corp.                5.0%
   HEALTH CARE
CVS Caremark Corp.                   4.7%
   CONSUMER STAPLES
Celanese Corp., A                    4.2%
   MATERIALS
Corning Inc.                         4.1%
   INFORMATION TECHNOLOGY
Maxim Integrated Products Inc.       4.1%
   INFORMATION TECHNOLOGY
MasterCard Inc., A                   3.9%
   INFORMATION TECHNOLOGY
U.S. Bancorp                         3.9%
   FINANCIALS
The Sherwin-Williams Co.             3.5%
   CONSUMER DISCRETIONARY


                             Semiannual Report | 15

Performance Summary as of 10/31/09

FRANKLIN FOCUSED CORE EQUITY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)           CHANGE   10/31/09   4/30/09
---------------------           ------   --------   -------
Net Asset Value (NAV)           +$1.47     $7.74     $6.27

CLASS C (SYMBOL: N/A)           CHANGE   10/31/09   4/30/09
---------------------           ------   --------   -------
Net Asset Value (NAV)           +$1.43     $7.67     $6.24

CLASS R (SYMBOL: N/A)           CHANGE   10/31/09   4/30/09
---------------------           ------   --------   -------
Net Asset Value (NAV)           +$1.46     $7.73     $6.27

ADVISOR CLASS (SYMBOL: N/A)     CHANGE   10/31/09   4/30/09
---------------------------     ------   --------   -------
Net Asset Value (NAV)           +$1.48     $7.76     $6.28


                             16 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         6-MONTH    1-YEAR   INCEPTION (12/13/07)
-------                                         -------   -------   --------------------
Cumulative Total Return(2)                       +23.44%   +33.80%         -20.79%
Average Annual Total Return(3)                   +16.39%   +26.13%         -14.36%
Value of $10,000 Investment(4)                  $11,639   $12,613          $7,466
Avg. Ann. Total Return (9/30/09)(5)                         -1.81%         -14.62%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.03%
      With Waiver                       1.19%

CLASS C                                         6-MONTH    1-YEAR   INCEPTION (12/13/07)
-------                                         -------   -------   --------------------
Cumulative Total Return(2)                       +22.92%   +32.88%         -21.74%
Average Annual Total Return(3)                   +21.92%   +31.88%         -12.19%
Value of $10,000 Investment(4)                  $12,192   $13,188          $7,826
Avg. Ann. Total Return (9/30/09)(5)                         +2.51%         -12.35%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.71%
      With Waiver                       1.87%

CLASS R                                         6-MONTH    1-YEAR   INCEPTION (12/13/07)
-------                                         -------   -------   --------------------
Cumulative Total Return(2)                       +23.29%   +33.44%         -21.14%
Average Annual Total Return(3)                   +23.29%   +33.44%         -11.84%
Value of $10,000 Investment(4)                  $12,329   $13,344          $7,886
Avg. Ann. Total Return (9/30/09)(5)                         +4.02%         -11.92%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.25%
      With Waiver                       1.41%

ADVISOR CLASS                                   6-MONTH    1-YEAR   INCEPTION (12/13/07)
-------------                                   -------   -------   --------------------
Cumulative Total Return(2)                       +23.57%   +34.05%         -20.38%
Average Annual Total Return(3)                   +23.57%   +34.05%         -11.39%
Value of $10,000 Investment(4)                  $12,357   $13,405          $7,962
Avg. Ann. Total Return (9/30/09)(5)                         +4.48%         -11.51%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.75%
      With Waiver                       0.91%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (i.e., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12b-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.89% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 8/31/10.


                             Semiannual Report | 17

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THERE IS ADDITIONAL RISK WITH THIS FUND BECAUSE IT HAS A FAIRLY CONCENTRATED PORTFOLIO AND INVESTS IN A RELATIVELY SMALLER NUMBER OF COMPANIES. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND ALSO HAS THE POTENTIAL TO INVEST IN FOREIGN COMPANY STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.


(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             18 | Semiannual Report

Your Fund's Expenses

FRANKLIN FOCUSED CORE EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

 2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,234.40              $ 6.87
Hypothetical (5% return before expenses)         $1,000           $1,019.06              $ 6.21
CLASS C
Actual                                           $1,000           $1,229.20              $10.62
Hypothetical (5% return before expenses)         $1,000           $1,015.68              $ 9.60
CLASS R
Actual                                           $1,000           $1,232.90              $ 7.82
Hypothetical (5% return before expenses)         $1,000           $1,018.20              $ 7.07
ADVISOR CLASS
Actual                                           $1,000           $1,235.70              $ 5.02
Hypothetical (5% return before expenses)         $1,000           $1,020.72              $ 4.53

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.22%; C: 1.89%; R:
     1.39%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             20 | Semiannual Report

Franklin Growth Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Opportunities Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Growth Opportunities Fund -Class A had a cumulative total return of +18.66%. The Fund performed comparably to its narrow benchmark, the Russell 3000 Growth Index, which had a +19.05% total return, but underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +20.04% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.


                             Semiannual Report | 21

PORTFOLIO BREAKDOWN

Franklin Growth Opportunities Fund
Based on Total Net Assets as of 10/31/09

(BAR CHART)

Information Technology*                     35.4%
Health Care                                 20.2%
Consumer Discretionary                      10.8%
Energy                                       9.1%
Industrials                                  8.5%
Financials                                   5.1%
Materials                                    4.4%
Telecommunication Services                   4.3%
Consumer Staples                             1.2%
Short-Term Investments & Other Net Assets    1.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

The majority of the Fund's holdings contributed to its absolute performance during the six-month reporting period. Investments in the information technology, energy and consumer discretionary sectors fared especially well, led by holdings in the computers and peripherals; oil, gas and consumable fuels; and specialty retail industries, respectively. Among the most significant contributors by individual security was our position in computer hardware and software provider Apple in the information technology sector. NII Holdings, a wireless telecommunication services provider operating under the Nextel brand that brings cellular service to more than seven million Latin American customers, also performed well for the Fund. Global asset management firm BlackRock, from the financials sector, was another top contributor during the period.

All sectors in the Fund had positive results except materials, which included the underperforming chemicals industry. Within chemicals, Monsanto and The Mosaic Co. fell in value. Other major detractors included biotechnology firm Myriad Genetics, which produces a range of molecular diagnostic testing products, forensic financial consulting services provider Huron Consulting Group (sold by period-end) and photovoltaic module manufacturer First Solar (sold by period-end).


                             22 | Semiannual Report

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

[PHOTO OF GRANT BOWERS]


/s/ Grant Bowers
----------------------------------------
Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Growth Opportunities Fund
10/31/09

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
Apple Inc.                          3.4%
   INFORMATION TECHNOLOGY
MasterCard Inc., A                  3.2%
   INFORMATION TECHNOLOGY
FLIR Systems Inc.                   2.6%
   INFORMATION TECHNOLOGY
SBA Communications Corp.            2.6%
   TELECOMMUNICATION SERVICES
Google Inc., A                      2.5%
   INFORMATION TECHNOLOGY
Gilead Sciences Inc.                2.3%
   HEALTH CARE
Life Technologies Corp.             2.1%
   HEALTH CARE
BlackRock Inc.                      2.1%
   FINANCIALS
QUALCOMM Inc.                       2.1%
   INFORMATION TECHNOLOGY
Guess? Inc.                         2.0%
   CONSUMER DISCRETIONARY


                             Semiannual Report | 23

Performance Summary as of 10/31/09

FRANKLIN GROWTH OPPORTUNITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FGRAX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$2.59    $16.47     $13.88

CLASS B (SYMBOL: FKABX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$2.38    $15.40     $13.02

CLASS C (SYMBOL: FKACX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$2.37    $15.36     $12.99

CLASS R (SYMBOL: FKARX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$2.53    $16.20     $13.67


ADVISOR CLASS (SYMBOL: FRAAX)   CHANGE   10/31/09   4/30/09
-----------------------------   ------   --------   -------
Net Asset Value (NAV)           +$2.70    $17.00     $14.30


                             24 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +18.66%           +19.96%   +23.19%    +2.96%
Average Annual Total Return(2)           +11.81%           +13.04%    +3.02%    -0.30%
Value of $10,000 Investment(3)          $11,181           $11,304   $11,607    $9,703
Avg. Ann. Total Return (9/30/09)(4)                         -1.28%    +4.35%    +1.60%
   Total Annual Operating Expenses(5)             1.34%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +18.28%           +19.20%   +18.92%    -2.49%
Average Annual Total Return(2)           +14.28%           +15.20%    +3.18%    -0.25%
Value of $10,000 Investment(3)          $11,428           $11,520   $11,692    $9,751
Avg. Ann. Total Return (9/30/09)(4)                         -0.01%    +4.51%    +1.68%
   Total Annual Operating Expenses(5)             2.04%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   -------
Cumulative Total Return(1)               +18.24%           +19.16%   +18.89%    -4.00%
Average Annual Total Return(2)           +17.24%           +18.16%    +3.52%    -0.41%
Value of $10,000 Investment(3)          $11,724           $11,816   $11,889    $9,600
Avg. Ann. Total Return (9/30/09)(4)                         +3.00%    +4.83%    +1.50%
   Total Annual Operating Expenses(5)             2.05%

CLASS R                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               +18.51%           +19.73%   +21.99%        +17.82%
Average Annual Total Return(2)           +18.51%           +19.73%    +4.06%         +2.12%
Value of $10,000 Investment(3)          $11,851           $11,973   $12,199        $11,782
Avg. Ann. Total Return (9/30/09)(4)                         +4.50%    +5.37%         +2.56%
   Total Annual Operating Expenses(5)             1.56%

ADVISOR CLASS                           6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------------                           -------           -------   -------   -------
Cumulative Total Return(1)               +18.88%           +20.31%   +25.00%    +6.12%
Average Annual Total Return(2)           +18.88%           +20.31%    +4.56%    +0.60%
Value of $10,000 Investment(3)          $11,888           $12,031   $12,500   $10,612
Avg. Ann. Total Return (9/30/09)(4)                         +5.03%    +5.89%    +2.52%
   Total Annual Operating Expenses(5)             1.06%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 25

ENDNOTES

THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THE FUND'S INVESTMENTS IN SMALLER AND MIDSIZE COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER AND MIDSIZE COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             26 | Semiannual Report

Your Fund's Expenses

FRANKLIN GROWTH OPPORTUNITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                     EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT       DURING PERIOD*
                                             VALUE 5/1/09      VALUE 10/31/09   ACTUAL 5/1/09-10/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,186.60             $ 6.83
Hypothetical (5% return before expenses)         $1,000           $1,018.95             $ 6.31
CLASS B
Actual                                           $1,000           $1,182.80             $10.78
Hypothetical (5% return before expenses)         $1,000           $1,015.32             $ 9.96
CLASS C
Actual                                           $1,000           $1,182.40             $10.84
Hypothetical (5% return before expenses)         $1,000           $1,015.27             $10.01
CLASS R
Actual                                           $1,000           $1,185.10             $ 8.10
Hypothetical (5% return before expenses)         $1,000           $1,017.80             $ 7.48
ADVISOR CLASS
Actual                                           $1,000           $1,188.80             $ 5.35
Hypothetical (5% return before expenses)         $1,000           $1,020.32             $ 4.94

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.24%; B: 1.96%; C:
     1.97%; R: 1.47%; and Advisor: 0.97%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             28 | Semiannual Report

Franklin Small Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Small Cap Growth Fund's semiannual report for the period ended October 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Growth Fund - Class A posted a +19.97% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 2000 Growth Index, which had a +16.21% total return, and performed comparably to its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +20.04% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive

(1.) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                             Semiannual Report | 29

PORTFOLIO BREAKDOWN

Franklin Small Cap Growth Fund
Based on Total Net Assets as of 10/31/09

Information Technology*                     38.7%
Health Care                                 18.9%
Consumer Discretionary                      15.3%
Industrials                                 11.9%
Financials                                   4.9%
Energy                                       4.0%
Consumer Staples                             3.1%
Telecommunication Services                   1.7%
Materials                                    0.2%
Short-Term Investments & Other Net Assets    1.3%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

During the six months under review, some of the largest contributors to the Fund's performance relative to the Russell 2000 Growth Index included gaming equipment maker Shuffle Master, financial resource management software developer Bottomline Technologies, and auto parts company Tenneco.(3)

From a sector perspective, stock selection in information technology, consumer discretionary and financials had a positive impact on relative Fund performance. Also supporting Fund results was an overweighting in the information technology sector, where technology consulting services provider Sapient and PC storage systems designer Xyratex were additional key contributors. In addition, industrials sector holding BE Aerospace,(3) an aircraft cabin component maker, which we sold during the period, aided the Fund's performance.

In contrast, Huron Consulting Group, FTI Consulting(3) and Allegiant Travel were among the most significant detractors from the Fund's relative performance for the reporting period. All three holdings are from the industrials sector. Huron Consulting Group offers financial consulting services to companies in financial distress or under litigation, while FTI Consulting provides forensic accounting and litigation support services. Allegiant Travel is a leisure passenger airline.

Stock selection in the industrials, health care and materials sectors constrained relative Fund performance. Molecular diagnostic tests designer Myriad Genetics in the health care sector hurt Fund results, as did an underweighted position in the materials sector. Major detractors in other sectors included speech and digital imaging software developer Nuance Communications(3) in the information technology sector and beverages company Hansen Natural(3) in the consumer staples sector.

(3.) This holding is not an index component.


                             30 | Semiannual Report

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

[PHOTO OF MICHAEL P. MCCARTHY]


/s/ Michael P. McCarthy
--------------------------------------------
Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Small Cap Growth Fund 10/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY                           NET ASSETS
---------------                           ----------
Bottomline Technologies Inc.                  2.4%
   INFORMATION TECHNOLOGY
ViaSat Inc.                                   2.1%
   INFORMATION TECHNOLOGY
Silicon Laboratories Inc.                     1.8%
   INFORMATION TECHNOLOGY
Nuance Communications Inc.                    1.8%
   INFORMATION TECHNOLOGY
American Medical Systems Holdings Inc.        1.8%
   HEALTH CARE
ANSYS Inc.                                    1.7%
   INFORMATION TECHNOLOGY
SBA Communications Corp.                      1.7%
   TELECOMMUNICATION SERVICES
Netlogic Microsystems Inc.                    1.7%
   INFORMATION TECHNOLOGY
Varian Semiconductor Equipment
Associates Inc.                               1.6%
   INFORMATION TECHNOLOGY
Sapient Corp.                                 1.6%
   INFORMATION TECHNOLOGY


                             Semiannual Report | 31

Performance Summary as of 10/31/09

FRANKLIN SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FSGRX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$1.28     $7.69     $6.41

CLASS B (SYMBOL: FBSGX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$1.15     $7.04     $5.89

CLASS C (SYMBOL: FCSGX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$1.16     $7.05     $5.89

CLASS R (SYMBOL: FSSRX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$1.25     $7.51     $6.26

ADVISOR CLASS (SYMBOL: FSSAX)   CHANGE   10/31/09   4/30/09
-----------------------------   ------   --------   -------
Net Asset Value (NAV)           +$1.33     $7.96     $6.63


                             32 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  6-MONTH            1-YEAR   5-YEAR   INCEPTION (5/1/00)
-------                                  -------           -------   ------   ------------------
Cumulative Total Return(1)                +19.97%           +19.53%   -2.39%          +5.71%
Average Annual Total Return(2)            +13.09%           +12.62%   -1.65%          -0.04%
Value of $10,000 Investment(3)           $11,309           $11,262   $9,200          $9,963
Avg. Ann. Total Return (9/30/09)(4)                          -4.18%   -0.18%          +0.59%
   Total Annual Operating Expenses(5)              1.36%

CLASS B                                 6-MONTH            1-YEAR   5-YEAR   INCEPTION (5/1/00)
-------                                 -------           -------   ------   ------------------
Cumulative Total Return(1)               +19.52%           +18.65%   -5.95%          -0.19%
Average Annual Total Return(2)           +15.52%           +14.65%   -1.50%          -0.02%
Value of $10,000 Investment(3)          $11,552           $11,465   $9,271          $9,981
Avg. Ann. Total Return (9/30/09)(4)                         -3.06%   -0.04%          +0.61%
   Total Annual Operating Expenses(5)             2.06%

CLASS C                                 6-MONTH            1-YEAR   5-YEAR   INCEPTION (5/1/00)
-------                                 -------           -------   ------   ------------------
Cumulative Total Return(1)               +19.69%           +18.82%   -5.84%          -1.14%
Average Annual Total Return(2)           +18.69%           +17.82%   -1.20%          -0.12%
Value of $10,000 Investment(3)          $11,869           $11,782   $9,416          $9,886
Avg. Ann. Total Return (9/30/09)(4)                         -0.08%   +0.25%          +0.51%
   Total Annual Operating Expenses(5)             2.06%

CLASS R                                 6-MONTH            1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------                                 -------           -------   ------   ------------------
Cumulative Total Return(1)               +19.97%           +19.33%   -3.45%          +5.05%
Average Annual Total Return(2)           +19.97%           +19.33%   -0.70%          +0.63%
Value of $10,000 Investment(3)          $11,997           $11,933   $9,655         $10,505
Avg. Ann. Total Return (9/30/09)(4)                         +1.50%   +0.77%          +1.41%
   Total Annual Operating Expenses(5)             1.56%

ADVISOR CLASS                           6-MONTH            1-YEAR   5-YEAR   INCEPTION (5/1/00)
-------------                           -------           -------   ------   ------------------
Cumulative Total Return(1)               +20.06%           +19.81%   -1.12%          +8.57%
Average Annual Total Return(2)           +20.06%           +19.81%   -0.22%          +0.87%
Value of $10,000 Investment(3)          $12,006           $11,981   $9,888         $10,857
Avg. Ann. Total Return (9/30/09)(4)                         +2.02%   +1.27%          +1.52%
   Total Annual Operating Expenses(5)             1.06%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 33

ENDNOTES

SMALLER AND NEWER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS. THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES, AND THEY CAN BE VOLATILE. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as
                 described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             34 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,199.70              $ 7.93
Hypothetical (5% return before expenses)         $1,000           $1,018.00              $ 7.27
CLASS B
Actual                                           $1,000           $1,195.20              $11.95
Hypothetical (5% return before expenses)         $1,000           $1,014.32              $10.97
CLASS C
Actual                                           $1,000           $1,196.90              $11.96
Hypothetical (5% return before expenses)         $1,000           $1,014.32              $10.97
CLASS R
Actual                                           $1,000           $1,199.70              $ 9.20
Hypothetical (5% return before expenses)         $1,000           $1,016.84              $ 8.44
ADVISOR CLASS
Actual                                           $1,000           $1,200.60              $ 6.43
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $ 5.90

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.43%; B: 2.16%; C:
     2.16%; R: 1.66%; and Advisor: 1.16%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             36 | Semiannual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap(R) Index at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small-Mid Cap Growth Fund - Class A posted a +17.77% cumulative total return. The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Standard & Poor's 500 Index (S&P 500), which had total returns of +19.25% and +20.04% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 40.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality

(1.) The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


                             Semiannual Report | 37

PORTFOLIO BREAKDOWN

Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 10/31/09

Information Technology*                     27.8%
Health Care                                 22.2%
Consumer Discretionary                      15.8%
Industrials                                 12.7%
Energy                                       8.6%
Financials                                   5.3%
Consumer Staples                             2.6%
Telecommunication Services                   2.6%
Materials                                    2.3%
Short-Term Investments & Other Net Assets    0.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

During the six months under review, some of the largest contributors to the Fund's performance relative to the Russell Midcap Growth Index were video-conferencing systems provider Tandberg,(3) apparel retailer Urban Outfitters, and subsea oil and gas equipment maker FMC Technologies.

From a sector perspective, stock selection in consumer discretionary, utilities and telecommunication services supported the Fund's relative performance. An underweighted allocation to the consumer discretionary sector, where apparel retailer Guess? was a key contributor, also helped Fund results. Outside of these sectors, a major contributor was health care holding Community Health Systems, an operator of hospitals in rural areas and small cities.

In contrast, key detractors from the Fund's relative performance included Myriad Genetics, a molecular diagnostic tests designer, Nuance Communications, a speech and digital imaging software developer, and Allegiant Travel,(3) a leisure passenger airline.

Stock selection in the information technology, consumer staples and industrials sectors weighed on relative Fund results. A major detractor in the information technology sector was government services contractor SAIC, which provides technical support and project management services to federal and state agencies. Beverages company Hansen Natural in the consumer staples sector had a negative impact on relative Fund performance, as did brokerage services provider Charles Schwab(3) in the financials sector.

3.   This holding is not an index component.


                             38 | Semiannual Report

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

[PHOTO OF EDWARD B. JAMIESON]


/s/ Edward B. Jamieson
--------------------------------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Small-Mid Cap Growth Fund 10/31/09

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
MasterCard Inc., A                  2.0%
   INFORMATION TECHNOLOGY
Express Scripts Inc.                1.9%
   HEALTH CARE
Nuance Communications Inc.          1.8%
   INFORMATION TECHNOLOGY
Silicon Laboratories Inc.           1.8%
   INFORMATION TECHNOLOGY
Tandberg ASA (Norway)               1.8%
   INFORMATION TECHNOLOGY
Waters Corp.                        1.6%
   HEALTH CARE
SBA Communications Corp.            1.6%
   TELECOMMUNICATION SERVICES
FLIR Systems Inc.                   1.6%
   INFORMATION TECHNOLOGY
Community Health Systems Inc.       1.6%
   HEALTH CARE
Guess? Inc.                         1.6%
   CONSUMER DISCRETIONARY


                             Semiannual Report | 39

Performance Summary as of 10/31/09

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FRSGX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$3.97    $26.31     $22.34

CLASS B (SYMBOL: FBSMX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$3.64    $24.65     $21.01

CLASS C (SYMBOL: FRSIX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$3.51    $23.80     $20.29

CLASS R (SYMBOL: FSMRX)         CHANGE   10/31/09   4/30/09
-----------------------         ------   --------   -------
Net Asset Value (NAV)           +$3.84    $25.69     $21.85

ADVISOR CLASS (SYMBOL: FSGAX)   CHANGE   10/31/09   4/30/09
-----------------------------   ------   --------   -------
Net Asset Value (NAV)           +$4.10    $27.00     $22.90


                             40 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               +17.77%           +18.79%    +8.08%         +11.17%
Average Annual Total Return(2)           +11.01%           +11.94%    +0.37%          +0.47%
Value of $10,000 Investment(3)          $11,101           $11,194   $10,186         $10,477
Avg. Ann. Total Return (9/30/09)(4)                         -7.01%    +1.71%          +1.91%
   Total Annual Operating Expenses(5)             1.11%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (7/1/02)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               +17.33%           +17.90%    +4.10%         +31.44%
Average Annual Total Return(2)           +13.33%           +13.90%    +0.49%          +3.80%
Value of $10,000 Investment(3)          $11,333           $11,390   $10,249         $13,144
Avg. Ann. Total Return (9/30/09)(4)                         -6.02%    +1.82%          +4.30%
   Total Annual Operating Expenses(5)             1.86%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               +17.30%           +17.95%    +4.05%          +3.16%
Average Annual Total Return(2)           +16.30%           +16.95%    +0.80%          +0.31%
Value of $10,000 Investment(3)          $11,630           $11,695   $10,405         $10,316
Avg. Ann. Total Return (9/30/09)(4)                         -3.05%    +2.13%          +1.75%
   Total Annual Operating Expenses(5)             1.86%

CLASS R                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               +17.57%           +18.51%    +6.70%          +6.29%
Average Annual Total Return(2)           +17.57%           +18.51%    +1.31%          +0.78%
Value of $10,000 Investment(3)          $11,757           $11,851   $10,670         $10,629
Avg. Ann. Total Return (9/30/09)(4)                         -1.60%    +2.66%          +1.21%
   Total Annual Operating Expenses(5)             1.36%

ADVISOR CLASS                           6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------------                           -------           -------   -------   ------------------
Cumulative Total Return(1)               +17.90%           +19.11%    +9.44%         +13.93%
Average Annual Total Return(2)           +17.90%           +19.11%    +1.82%          +1.31%
Value of $10,000 Investment(3)          $11,790           $11,911   $10,944         $11,393
Avg. Ann. Total Return (9/30/09)(4)                         -1.10%    +3.18%          +2.77%
   Total Annual Operating Expenses(5)             0.86%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 41

ENDNOTES

INVESTORS SHOULD BE COMFORTABLE WITH FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENT, AS SMALL AND MIDSIZED COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             42 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,177.70              $5.82
Hypothetical (5% return before expenses)         $1,000           $1,019.86              $5.40
CLASS B
Actual                                           $1,000           $1,173.30              $9.92
Hypothetical (5% return before expenses)         $1,000           $1,016.08              $9.20
CLASS C
Actual                                           $1,000           $1,173.00              $9.91
Hypothetical (5% return before expenses)         $1,000           $1,016.08              $9.20
CLASS R
Actual                                           $1,000           $1,175.70              $7.18
Hypothetical (5% return before expenses)         $1,000           $1,018.60              $6.67
ADVISOR CLASS
Actual                                           $1,000           $1,179.00              $4.45
Hypothetical (5% return before expenses)         $1,000           $1,021.12              $4.13

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.06%; B: 1.81%; C: 1.81%; R: 1.31%; and
     Advisor: 0.81%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             44 | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                          YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ------------------------------------------------------------------
CLASS A                                   (UNAUDITED)       2009          2008          2007          2006          2005
-------                                ----------------  ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................    $    32.46      $    45.77    $    45.15    $    42.45    $    35.26    $    33.76
                                         ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income (loss)(b) ..         (0.03)          (0.03)        (0.05)         0.06          0.11         (0.10)
   Net realized and unrealized gains
      (losses) ......................          5.35          (13.28)         1.43          2.70          7.08          1.60
                                         ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations ....          5.32          (13.31)         1.38          2.76          7.19          1.50
                                         ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ............            --              --         (0.02)        (0.06)           --            --
   Net realized gains ...............            --              --         (0.74)           --            --            --
                                         ----------      ----------    ----------    ----------    ----------    ----------
Total distributions .................            --              --         (0.76)        (0.06)           --            --
                                         ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees(c) ..................            --              --(d)         --(d)         --(d)         --(d)         --(d)
                                         ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ......    $    37.78      $    32.46    $    45.77    $    45.15    $    42.45    $    35.26
                                         ==========      ==========    ==========    ==========    ==========    ==========
Total return(e) .....................         16.39%         (29.08)%        2.98%         6.50%        20.39%         4.44%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................          1.00%           1.00%         0.94%         0.96%         0.93%         0.96%
Expenses net of waiver and payments
   by affiliates(g) .................          0.99%           1.00%         0.93%         0.96%         0.93%         0.96%
Net investment income (loss) ........         (0.14)%         (0.08)%       (0.10)%        0.15%         0.27%        (0.29)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...    $1,667,494      $1,370,025    $2,011,348    $1,977,605    $2,070,364    $1,505,342
Portfolio turnover rate .............         18.98%          35.95%        36.70%        62.54%        66.63%        41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

 The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ------------------------------------------------------
CLASS B                                   (UNAUDITED)      2009       2008       2007        2006        2005
-------                                ----------------  -------    -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $ 30.04       $ 42.66    $ 42.43    $  40.14    $  33.59    $  32.40
                                           -------       -------    -------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.15)        (0.29)     (0.37)      (0.23)      (0.19)      (0.35)
   Net realized and unrealized gains
      (losses) ......................         4.94        (12.33)      1.34        2.52        6.74        1.54
                                           -------       -------    -------    --------    --------    --------
Total from investment operations ....         4.79        (12.62)      0.97        2.29        6.55        1.19
                                           -------       -------    -------    --------    --------    --------
Less distributions from net realized
   gains ............................           --            --      (0.74)         --          --          --
                                           -------       -------    -------    --------    --------    --------
Redemption fees(c) ..................           --            --(d)      --(d)       --(d)       --(d)       --(d)
                                           -------       -------    -------    --------    --------    --------
Net asset value, end of period ......      $ 34.83       $ 30.04    $ 42.66    $  42.43    $  40.14    $  33.59
                                           =======       =======    =======    ========    ========    ========
Total return(e) .....................        15.95%       (29.58)%     2.19%       5.71%      19.50%       3.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.75%         1.75%      1.69%       1.71%       1.68%       1.70%
Expenses net of waiver and payments
   by affiliates(g) .................         1.74%         1.75%      1.68%       1.71%       1.68%       1.70%
Net investment income (loss) ........        (0.89)%       (0.83)%    (0.85)%     (0.60)%     (0.48)%     (1.03)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $40,610       $42,485    $95,600    $118,806    $143,477    $136,052
Portfolio turnover rate .............        18.98%        35.95%     36.70%      62.54%      66.63%      41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  --------------------------------------------------------
CLASS C                                   (UNAUDITED)      2009        2008        2007        2006        2005
-------                                ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................     $  30.10       $  42.76    $  42.52    $  40.22    $  33.66    $  32.47
                                          --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.15)         (0.28)      (0.37)      (0.23)      (0.18)      (0.35)
   Net realized and unrealized gains
      (losses) ......................         4.95         (12.38)       1.35        2.53        6.74        1.54
                                          --------       --------    --------    --------    --------    --------
Total from investment operations ....         4.80         (12.66)       0.98        2.30        6.56        1.19
                                          --------       --------    --------    --------    --------    --------
Less distributions from net realized
   gains ............................           --             --       (0.74)         --          --          --
                                          --------       --------    --------    --------    --------    --------
Redemption fees(c) ..................           --             --(d)       --(d)       --(d)       --(d)       --(d)
                                          --------       --------    --------    --------    --------    --------
Net asset value, end of period ......     $  34.90       $  30.10    $  42.76    $  42.52    $  40.22    $  33.66
                                          ========       ========    ========    ========    ========    ========
Total return(e) .....................        15.95%        (29.61)%      2.21%       5.72%      19.49%       3.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.75%          1.74%       1.69%       1.69%       1.68%       1.71%
Expenses net of waiver and payments
   by affiliates(g) .................         1.74%          1.74%       1.68%       1.69%       1.68%       1.71%
Net investment income (loss) ........        (0.89)%        (0.82)%     (0.85)%     (0.58)%     (0.48)%     (1.04)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...     $283,406       $243,308    $375,822    $371,164    $388,478    $296,868
Portfolio turnover rate .............        18.98%         35.95%      36.70%      62.54%      66.63%      41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ---------------------------------------------------
CLASS R                                   (UNAUDITED)      2009       2008       2007       2006       2005
-------                                ----------------  -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $ 31.91       $ 45.10    $ 44.61    $ 42.01    $ 34.98    $ 33.57
                                           -------       -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.07)        (0.12)     (0.16)     (0.04)      0.01      (0.19)
   Net realized and unrealized gains
      (losses) ......................         5.25        (13.07)      1.41       2.66       7.02       1.60
                                           -------       -------    -------    -------    -------    -------
Total from investment operations ....         5.18        (13.19)      1.25       2.62       7.03       1.41
                                           -------       -------    -------    -------    -------    -------
Less distributions from:
   Net investment income ............           --            --      (0.02)     (0.02)        --         --
   Net realized gains ...............           --            --      (0.74)        --         --         --
                                           -------       -------    -------    -------    -------    -------
Total distributions .................           --            --      (0.76)     (0.02)        --         --
                                           -------       -------    -------    -------    -------    -------
Redemption fees(c) ..................           --            --(d)      --(d)      --(d)      --(d)      --(d)
                                           -------       -------    -------    -------    -------    -------
Net asset value, end of period ......      $ 37.09       $ 31.91    $ 45.10    $ 44.61    $ 42.01    $ 34.98
                                           =======       =======    =======    =======    =======    =======
Total return(e) .....................        16.23%       (29.25)%     2.73%      6.25%     20.07%      4.20%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.25%         1.25%      1.19%      1.21%      1.18%      1.21%
Expenses net of waiver and payments
   by affiliates(g) .................         1.24%         1.25%      1.18%      1.21%      1.18%      1.21%
Net investment income (loss) ........        (0.39)%       (0.33)%    (0.35)%    (0.10)%     0.02%     (0.54)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $51,488       $43,940    $66,250    $81,398    $91,229    $69,103
Portfolio turnover rate .............        18.98%        35.95%     36.70%     62.54%     66.63%     41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  --------------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)      2009        2008         2007        2006      2005(a)
-------------                          ----------------  --------    --------     --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  32.82      $  46.15    $  45.41     $  42.63    $  35.32    $ 33.35
                                           --------      --------    --------     --------    --------    -------
Income from investment operations(b):
   Net investment income (loss)(c) ..          0.02          0.07        0.07         0.16        0.23      (0.01)
   Net realized and unrealized gains
      (losses) ......................          5.41        (13.40)       1.43         2.71        7.08       1.98
                                           --------      --------    --------     --------    --------    -------
Total from investment operations ....          5.43        (13.33)       1.50         2.87        7.31       1.97
                                           --------      --------    --------     --------    --------    -------
Less distributions from:
   Net investment income ............            --            --       (0.02)       (0.09)         --         --
   Net realized gains ...............            --            --       (0.74)          --          --         --
                                           --------      --------    --------     --------    --------    -------
Total distributions .................            --            --       (0.76)       (0.09)         --         --
                                           --------      --------    --------     --------    --------    -------
Redemption fees(d) ..................            --            --(e)       --(e)        --(e)       --(e)      --(e)
                                           --------      --------    --------     --------    --------    -------
Net asset value, end of period ......      $  38.25      $  32.82    $  46.15     $  45.41    $  42.63    $ 35.32
                                           ========      ========    ========     ========    ========    =======
Total return(f) .....................         16.54%       (28.88)%      3.23%        6.77%      20.67%      5.91%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments
   by affiliates ....................          0.75%         0.75%       0.69%        0.71%       0.68%      0.71%
Expenses net of waiver and payments
   by affiliates(h) .................          0.74%         0.75%       0.68%        0.71%       0.68%      0.71%
Net investment income (loss) ........          0.11%         0.17%       0.15%        0.40%       0.52%     (0.04)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $690,592      $364,798    $348,245     $297,856    $209,680    $71,193
Portfolio turnover rate .............         18.98%        35.95%      36.70%       62.54%      66.63%     41.91%

(a)  For the period August 2, 2004 (effective date) to April 30, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

      FRANKLIN FLEX CAP GROWTH FUND                                                                     SHARES        VALUE
      -----------------------------                                                                  -----------   --------------
      COMMON STOCKS 97.8%
      AUTOMOBILES & COMPONENTS 1.3%
      Johnson Controls Inc. ......................................................................     1,500,000   $   35,879,999
                                                                                                                   --------------
      BANKS 0.8%
      Wells Fargo & Co. ..........................................................................       750,000       20,640,000
                                                                                                                   --------------
      CAPITAL GOODS 4.4%
      Danaher Corp. ..............................................................................       425,000       28,997,750
      Flowserve Corp. ............................................................................       300,000       29,463,000
  (a) Jacobs Engineering Group Inc. ..............................................................       450,000       19,030,500
      Precision Castparts Corp. ..................................................................       275,000       26,270,750
      United Technologies Corp. ..................................................................       250,000       15,362,500
                                                                                                                   --------------
                                                                                                                      119,124,500
                                                                                                                   --------------
      COMMERCIAL & PROFESSIONAL SERVICES 1.4%
  (a) Stericycle Inc. ............................................................................       650,000       34,040,500
  (a) Verisk Analytics Inc., A ...................................................................       166,600        4,569,838
                                                                                                                   --------------
                                                                                                                       38,610,338
                                                                                                                   --------------
      CONSUMER DURABLES & APPAREL 1.0%
      NIKE Inc., B ...............................................................................       450,000       27,981,000
                                                                                                                   --------------
      DIVERSIFIED FINANCIALS 2.5%
      BlackRock Inc. .............................................................................       145,000       31,391,050
      JPMorgan Chase & Co. .......................................................................       331,700       13,855,109
      T. Rowe Price Group Inc. ...................................................................       500,000       24,365,000
                                                                                                                   --------------
                                                                                                                       69,611,159
                                                                                                                   --------------
      ENERGY 7.0%
  (a) Concho Resources Inc. ......................................................................       587,600       22,393,436
  (a) FMC Technologies Inc. ......................................................................       675,000       35,505,000
      Occidental Petroleum Corp. .................................................................       450,000       34,146,000
  (a) Petrohawk Energy Corp. .....................................................................     1,150,000       27,048,000
      Range Resources Corp. ......................................................................       450,000       22,522,500
      Smith International Inc. ...................................................................       750,000       20,797,500
      XTO Energy Inc. ............................................................................       675,000       28,053,000
                                                                                                                   --------------
                                                                                                                      190,465,436
                                                                                                                   --------------
      FOOD & STAPLES RETAILING 2.2%
      CVS Caremark Corp. .........................................................................     1,700,000       60,010,000
                                                                                                                   --------------
      FOOD, BEVERAGE & TOBACCO 2.1%
  (a) Hansen Natural Corp. .......................................................................       750,000       27,112,500
      PepsiCo Inc. ...............................................................................       500,000       30,275,000
                                                                                                                   --------------
                                                                                                                       57,387,500
                                                                                                                   --------------
      HEALTH CARE EQUIPMENT & SERVICES 8.7%
      Aetna Inc. .................................................................................       450,000       11,713,500
      Baxter International Inc. ..................................................................       450,000       24,327,000
      C. R. Bard Inc. ............................................................................       330,000       24,773,100
  (a) DaVita Inc. ................................................................................       400,000       21,212,000
  (a) Express Scripts Inc. .......................................................................       550,000       43,956,000
  (a) Intuitive Surgical Inc. ....................................................................       140,000       34,489,000
      Stryker Corp. ..............................................................................       450,000       20,700,000


                             50 | Semiannual Report

Franklin Strategic Series

      FRANKLIN FLEX CAP GROWTH FUND                                                                     SHARES          VALUE
      -----------------------------                                                                  -----------   --------------
      COMMON STOCKS (CONTINUED)
      HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
  (a) Varian Medical Systems Inc. ................................................................       500,000   $   20,490,000
  (a) VCA Antech Inc. ............................................................................     1,500,000       35,730,000
                                                                                                                   --------------
                                                                                                                      237,390,600
                                                                                                                   --------------
      HOUSEHOLD & PERSONAL PRODUCTS 1.6%
      Clorox Co. .................................................................................       240,000       14,215,200
      The Procter & Gamble Co. ...................................................................       500,000       29,000,000
                                                                                                                   --------------
                                                                                                                       43,215,200
                                                                                                                   --------------
      INSURANCE 2.3%
      Aflac Inc. .................................................................................     1,000,000       41,490,000
      Assurant Inc. ..............................................................................       700,000       20,951,000
                                                                                                                   --------------
                                                                                                                       62,441,000
                                                                                                                   --------------
      MATERIALS 5.1%
      Celanese Corp., A ..........................................................................     1,000,000       27,450,000
      Ecolab Inc. ................................................................................     1,100,000       48,356,000
      Praxair Inc. ...............................................................................       800,000       63,552,000
                                                                                                                   --------------
                                                                                                                      139,358,000
                                                                                                                   --------------
      MEDIA 1.0%
  (a) The DIRECTV Group Inc. .....................................................................       500,000       13,150,000
      The Walt Disney Co. ........................................................................       500,000       13,685,000
                                                                                                                   --------------
                                                                                                                       26,835,000
                                                                                                                   --------------
      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 10.0%
      Abbott Laboratories ........................................................................       450,000       22,756,500
  (a) Celgene Corp. ..............................................................................       825,000       42,116,250
  (a) Gilead Sciences Inc. .......................................................................       800,000       34,040,000
      Johnson & Johnson ..........................................................................       450,000       26,572,500
  (a) Life Technologies Corp. ....................................................................       475,000       22,405,750
  (a) Onyx Pharmaceuticals Inc. ..................................................................       600,000       15,960,000
      Schering-Plough Corp. ......................................................................     2,400,000       67,680,000
  (a) Talecris Biotherapeutics Holdings Corp. ....................................................       697,700       13,995,862
  (a) Waters Corp. ...............................................................................       500,000       28,715,000
                                                                                                                   --------------
                                                                                                                      274,241,862
                                                                                                                   --------------
      RETAILING 2.6%
  (a) Amazon.com Inc. ............................................................................       300,000       35,643,000
  (a) Kohl's Corp. ...............................................................................       260,000       14,877,200
  (a) Priceline.com Inc. .........................................................................       135,000       21,301,650
                                                                                                                   --------------
                                                                                                                       71,821,850
                                                                                                                   --------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.4%
      Altera Corp. ...............................................................................     1,050,000       20,779,500
      Analog Devices Inc. ........................................................................       800,000       20,504,000
      Intel Corp. ................................................................................     1,050,000       20,065,500
  (a) Lam Research Corp. .........................................................................       900,000       30,348,000
      Microchip Technology Inc. ..................................................................     1,250,000       29,950,000
                                                                                                                   --------------
                                                                                                                      121,647,000
                                                                                                                   --------------


                             Semiannual Report | 51

Franklin Strategic Series

      FRANKLIN FLEX CAP GROWTH FUND                                                                     SHARES          VALUE
      -----------------------------                                                                  -----------   --------------
      COMMON STOCKS (CONTINUED)
      SOFTWARE & SERVICES 18.7%
  (a) Activision Blizzard Inc. ...................................................................     2,300,000   $   24,909,000
  (a) Adobe Systems Inc. .........................................................................       950,000       31,293,000
  (a) Alliance Data Systems Corp. ................................................................       475,000       26,115,500
  (a) Autodesk Inc. ..............................................................................       600,000       14,958,000
  (a) Concur Technologies Inc. ...................................................................       550,000       19,602,000
      FactSet Research Systems Inc. ..............................................................       350,000       22,417,500
  (a) Google Inc., A .............................................................................       140,000       75,056,800
      MasterCard Inc., A .........................................................................       300,000       65,706,000
  (a) McAfee Inc. ................................................................................       750,000       31,410,000
  (a) Nuance Communications Inc. .................................................................     1,900,000       24,909,000
      Oracle Corp. ...............................................................................     2,000,000       42,200,000
      Paychex Inc. ...............................................................................       750,000       21,307,500
  (a) SAIC Inc. ..................................................................................       700,000       12,397,000
  (a) Salesforce.com Inc. ........................................................................       300,000       17,025,000
  (a) Sybase Inc. ................................................................................       700,000       27,692,000
      Visa Inc., A ...............................................................................       700,000       53,032,000
                                                                                                                   --------------
                                                                                                                      510,030,300
                                                                                                                   --------------
      TECHNOLOGY HARDWARE & EQUIPMENT 16.1%
  (a) Apple Inc. .................................................................................       460,000       86,710,000
  (a) Cisco Systems Inc. .........................................................................     3,400,000       77,690,000
  (a) FLIR Systems Inc. ..........................................................................     1,450,000       40,324,500
      Hewlett-Packard Co. ........................................................................     1,225,000       58,138,500
  (a) Juniper Networks Inc. ......................................................................       850,000       21,683,500
      National Instruments Corp. .................................................................       750,000       20,025,000
  (a) NetApp Inc. ................................................................................     1,750,000       47,337,500
      QUALCOMM Inc. ..............................................................................     1,850,000       76,608,500
  (a) Trimble Navigation Ltd. ....................................................................       600,000       12,582,000
                                                                                                                   --------------
                                                                                                                      441,099,500
                                                                                                                   --------------
      TELECOMMUNICATION SERVICES 2.4%
  (a) American Tower Corp., A ....................................................................     1,350,000       49,707,000
(a,b) Anda Networks ..............................................................................        36,443           28,061
  (a) NII Holdings Inc. ..........................................................................       600,000       16,158,000
                                                                                                                   --------------
                                                                                                                       65,893,061
                                                                                                                   --------------
      TRANSPORTATION 2.2%
      C.H. Robinson Worldwide Inc. ...............................................................       500,000       27,555,000
      Expeditors International of Washington Inc. ................................................     1,000,000       32,220,000
                                                                                                                   --------------
                                                                                                                       59,775,000
                                                                                                                   --------------
      TOTAL COMMON STOCKS (COST $2,222,150,589)                                                                     2,673,458,305
                                                                                                                   --------------
      PREFERRED STOCKS (COST $9,999,998) 0.4%
      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.4%
(a,b) FibroGen Inc., pfd., E .....................................................................     2,227,171       10,155,900
                                                                                                                   --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $2,232,150,587)                                         2,683,614,205
                                                                                                                   --------------


                             52 | Semiannual Report

Franklin Strategic Series

      FRANKLIN FLEX CAP GROWTH FUND                                                                     SHARES         VALUE
      -----------------------------                                                                  -----------   --------------
      SHORT TERM INVESTMENTS (COST $38,455,621) 1.4%
      MONEY MARKET FUNDS 1.4%
  (c) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ................................    38,455,621   $   38,455,621
                                                                                                                   --------------
      TOTAL INVESTMENTS (COST $2,270,606,208) 99.6% ..............................................                  2,722,069,826
      OTHER ASSETS, LESS LIABILITIES 0.4% ........................................................                     11,520,933
                                                                                                                   --------------
      NET ASSETS 100.0% ..........................................................................                 $2,733,590,759
                                                                                                                   ==============

(a)  Non-income producing.

(b)  See Note 8 regarding restricted securities.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                                 YEAR ENDED
                                                         SIX MONTHS ENDED         APRIL 30,
                                                         OCTOBER 31, 2009   --------------------
CLASS A                                                     (UNAUDITED)       2009       2008(a)
-------                                                  ----------------   -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $ 6.27         $  8.69      $ 10.00
                                                             ------         -------      -------
Income from investment operations(b):
   Net investment income (loss)(c) ...................           --(d)         0.06         0.03
   Net realized and unrealized gains (losses) ........         1.47           (2.36)       (1.34)
                                                             ------         -------      -------
Total from investment operations .....................         1.47           (2.30)       (1.31)
                                                             ------         -------      -------
Less distributions from:
   Net investment income .............................           --           (0.10)          --
   Net realized gains ................................           --           (0.02)          --
                                                             ------         -------      -------
Total distributions ..................................           --           (0.12)          --
                                                             ------         -------      -------
Net asset value, end of period .......................       $ 7.74         $  6.27      $  8.69
                                                             ======         =======      =======
Total return(e) ......................................        23.44%         (26.07)%     (13.10)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ....         2.37%           3.99%        5.48%
Expenses net of waiver and payments by affiliates ....         1.22%(g)        1.17%(g)     1.22%
Net investment income (loss) .........................        (0.09)%          0.91%        0.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $8,169         $ 4,889      $ 4,652
Portfolio turnover rate ..............................        17.62%          83.29%       35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                                YEAR ENDED
                                                         SIX MONTHS ENDED        APRIL 30,
                                                         OCTOBER 31, 2009   --------------------
CLASS C                                                     (UNAUDITED)       2009       2008(a)
-------                                                  ----------------   -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $ 6.24         $  8.67      $ 10.00
                                                             ------         -------      -------
Income from investment operations(b):
   Net investment income (loss)(c) ...................        (0.03)             --(d)      0.01
   Net realized and unrealized gains (losses) ........         1.46           (2.33)       (1.34)
                                                             ------         -------      -------
Total from investment operations .....................         1.43           (2.33)       (1.33)
                                                             ------         -------      -------
Less distributions from:
   Net investment income .............................           --           (0.08)          --
   Net realized gains ................................           --           (0.02)          --
                                                             ------         -------      -------
Total distributions ..................................           --           (0.10)          --
                                                             ------         -------      -------
Net asset value, end of period .......................       $ 7.67         $  6.24      $  8.67
                                                             ======         =======      =======
Total return(e) ......................................        22.92%         (26.56)%     (13.30)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ....         3.04%           4.67%        6.11%
Expenses net of waiver and payments by affiliates ....         1.89%(g)        1.85%(g)     1.85%
Net investment income (loss) .........................        (0.76)%          0.23%        0.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $  904         $   106      $    41
Portfolio turnover rate ..............................        17.62%          83.29%       35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                                 YEAR ENDED
                                                         SIX MONTHS ENDED        APRIL 30,
                                                         OCTOBER 31, 2009   -------------------
CLASS R                                                     (UNAUDITED)      2009       2008(a)
-------                                                  ----------------   ------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $ 6.27         $ 8.68      $10.00
                                                             ------         ------      ------
Income from investment operations(b):
   Net investment income (loss)(c) ...................        (0.01)          0.05        0.03
   Net realized and unrealized gains (losses) ........         1.47          (2.36)      (1.35)
                                                             ------         ------      ------
Total from investment operations .....................         1.46          (2.31)      (1.32)
                                                             ------         ------      ------
Less distributions from:
   Net investment income .............................           --          (0.08)         --
   Net realized gains ................................           --          (0.02)         --
                                                             ------         ------      ------
Total distributions ..................................           --          (0.10)         --
                                                             ------         ------      ------
Net asset value, end of period .......................       $ 7.73         $ 6.27      $ 8.68
                                                             ======         ======      ======
Total return(d) ......................................        23.29%        (26.30)%     (13.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....         2.54%          4.21%       5.65%
Expenses net of waiver and payments by affiliates ....         1.39%(f)       1.39%(f)    1.39%
Net investment income (loss) .........................        (0.26)%         0.69%       0.74%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $   10         $    6      $    9
Portfolio turnover rate ..............................        17.62%         83.29%      35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             56 | Semiannual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                                                YEAR ENDED
                                                         SIX MONTHS ENDED        APRIL 30,
                                                         OCTOBER 31, 2009   -------------------
ADVISOR CLASS                                               (UNAUDITED)       2009      2008(a)
-------------                                            ----------------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $ 6.28         $  8.70     $ 10.00
                                                             ------         -------     -------
Income from investment operations(b):
   Net investment income(c) ..........................         0.01            0.08        0.04
   Net realized and unrealized gains (losses) ........         1.47           (2.37)      (1.34)
                                                             ------         -------     -------
Total from investment operations .....................         1.48           (2.29)      (1.30)
                                                             ------         -------     -------
Less distributions from:
   Net investment income .............................           --           (0.11)         --
   Net realized gains ................................           --           (0.02)         --
                                                             ------         -------     -------
Total distributions ..................................           --           (0.13)         --
                                                             ------         -------     -------
Net asset value, end of period .......................       $ 7.76         $  6.28     $  8.70
                                                             ======         =======     =======
Total return(d) ......................................        23.57%         (25.93)%    (13.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....         2.04%           3.71%       5.15%
Expenses net of waiver and payments by affiliates ....         0.89%(f)        0.89%(f)    0.89%
Net investment income ................................         0.24%           1.19%       1.24%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $  702         $   167     $   171
Portfolio turnover rate ..............................        17.62%          83.29%      35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

      FRANKLIN FOCUSED CORE EQUITY FUND                                                 COUNTRY         SHARES         VALUE
      ---------------------------------                                              -------------   -----------   --------------
      COMMON STOCKS 92.8%
      CONSUMER DISCRETIONARY 11.9%
  (a) Apollo Group Inc., A .......................................................   United States         4,050   $      231,255
      CBS Corp., B ...............................................................   United States         4,920           57,908
      Harman International Industries Inc. .......................................   United States         4,400          165,484
      The Sherwin-Williams Co. ...................................................   United States         6,060          345,663
      Target Corp. ...............................................................   United States         5,110          247,477
      Weight Watchers International Inc. .........................................   United States         4,420          117,174
                                                                                                                   --------------
                                                                                                                        1,164,961
                                                                                                                   --------------
      CONSUMER STAPLES 8.5%
      Corn Products International Inc. ...........................................   United States         4,090          115,256
      CVS Caremark Corp. .........................................................   United States        13,000          458,900
  (a) Hansen Natural Corp. .......................................................   United States         7,030          254,135
                                                                                                                   --------------
                                                                                                                          828,291
                                                                                                                   --------------
      ENERGY 9.6%
      Marathon Oil Corp. .........................................................   United States        10,810          345,596
  (a) Petrohawk Energy Corp. .....................................................   United States         8,880          208,858
      Petroplus Holdings AG ......................................................    Switzerland         15,223          333,244
  (a) SEACOR Holdings Inc. .......................................................   United States           660           53,638
                                                                                                                   --------------
                                                                                                                          941,336
                                                                                                                   --------------
      FINANCIALS 10.4%
  (a) Berkshire Hathaway Inc., B .................................................   United States           150          492,450
      CapitalSource Inc. .........................................................   United States        14,100           50,196
      Legg Mason Inc. ............................................................   United States         3,280           95,481
      U.S. Bancorp ...............................................................   United States        16,480          382,665
                                                                                                                   --------------
                                                                                                                        1,020,792
                                                                                                                   --------------
      HEALTH CARE 19.7%
      Aetna Inc. .................................................................   United States        11,950          311,059
      Alcon Inc. .................................................................    Switzerland            870          124,227
      Merck & Co. Inc. ...........................................................   United States         9,980          308,681
      Pharmaceutical Product Development Inc. ....................................   United States         8,910          192,011
      Roche Holding AG ...........................................................    Switzerland          3,120          500,842
      Schering-Plough Corp. ......................................................   United States        17,400          490,680
                                                                                                                   --------------
                                                                                                                        1,927,500
                                                                                                                   --------------
      INDUSTRIALS 11.4%
      3M Co. .....................................................................   United States         2,760          203,053
      Precision Castparts Corp. ..................................................   United States         3,310          316,205
      Republic Services Inc. .....................................................   United States         7,500          194,325
      Rockwell Collins Inc. ......................................................   United States         4,350          219,153
  (a) Ryanair Holdings PLC, ADR ..................................................      Ireland            6,686          182,327
                                                                                                                   --------------
                                                                                                                        1,115,063
                                                                                                                   --------------


                             58 | Semiannual Report

Franklin Strategic Series

      FRANKLIN FOCUSED CORE EQUITY FUND                                                 COUNTRY         SHARES          VALUE
      ---------------------------------                                              -------------   -----------   --------------
      COMMON STOCKS (CONTINUED)
      INFORMATION TECHNOLOGY 14.4%
  (a) Apple Inc. .................................................................   United States           420   $       79,170
  (a) Autodesk Inc. ..............................................................   United States         5,860          146,090
      Corning Inc. ...............................................................   United States        27,373          399,920
      MasterCard Inc., A .........................................................   United States         1,760          385,475
      Maxim Integrated Products Inc. .............................................   United States        23,850          397,579
                                                                                                                   --------------
                                                                                                                        1,408,234
                                                                                                                   --------------
      MATERIALS 4.2%
      Celanese Corp., A ..........................................................   United States        15,010          412,024
                                                                                                                   --------------
      TELECOMMUNICATION SERVICES 2.7%
  (a) NII Holdings Inc. ..........................................................   United States         9,950          267,954
                                                                                                                   --------------
      TOTAL COMMON STOCKS (COST $8,412,984) ......................................                                      9,086,155
                                                                                                                   --------------
      CONVERTIBLE PREFERRED STOCKS (COST $84,854) 1.5%
      HEALTH CARE 1.5%
      Mylan Inc., 6.50%, cvt. pfd. ...............................................   United States           140          144,235
                                                                                                                   --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $8,497,838) ..........                                      9,230,390
                                                                                                                   --------------
      SHORT TERM INVESTMENTS (COST $1,000,807) 10.2%
      MONEY MARKET FUNDS 10.2%
  (b) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ................   United States     1,000,807        1,000,807
                                                                                                                   --------------
      TOTAL INVESTMENTS (COST $9,498,645) 104.5% .................................                                     10,231,197
      OTHER ASSETS, LESS LIABILITIES (4.5)% ......................................                                       (445,574)
                                                                                                                   --------------
      NET ASSETS 100.0% ..........................................................                                 $    9,785,623
                                                                                                                   ==============

See Abbreviations on page 112.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH OPPORTUNITIES FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ------------------------------------------------------
CLASS A                                   (UNAUDITED)      2009       2008        2007        2006        2005
-------                                ----------------  -------    --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  13.88      $ 20.06    $  18.54    $  18.30    $  13.33    $ 12.57
                                           --------      -------    --------    --------    --------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..         (0.06)       (0.14)      (0.15)      (0.12)      (0.15)     (0.14)
   Net realized and unrealized gains
      (losses) ......................          2.65        (6.04)       1.67        0.36        5.12       0.90
                                           --------      -------    --------    --------    --------    -------
Total from investment operations ....          2.59        (6.18)       1.52        0.24        4.97       0.76
                                           --------      -------    --------    --------    --------    -------
Redemption fees(c) ..................            --           --(d)       --(d)       --(d)       --(d)      --(d)
                                           --------      -------    --------    --------    --------    -------
Net asset value, end of period ......      $  16.47      $ 13.88    $  20.06    $  18.54    $  18.30    $ 13.33
                                           ========      =======    ========    ========    ========    =======
Total return(e) .....................         18.66%      (30.81)%      8.20%       1.31%      37.28%      6.05%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................          1.31%        1.32%       1.27%       1.38%       1.39%      1.51%
Expenses net of waiver and payments
   by affiliates(g) .................          1.24%        1.32%       1.27%       1.38%       1.39%      1.51%
Net investment income (loss) ........         (0.79)%      (0.89)%     (0.77)%     (0.70)%     (0.92)%    (1.05)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $146,076      $99,939    $137,313    $105,407    $113,713    $80,611
Portfolio turnover rate .............         37.22%       90.24%     133.58%     176.15%     183.31%    157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                       SIX MONTHS ENDED                 YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ---------------------------------------------------
CLASS B                                   (UNAUDITED)      2009       2008       2007       2006       2005
-------                                ----------------  -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $13.02       $ 18.95    $ 17.64    $ 17.53    $ 12.87    $ 12.22
                                            ------       -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.11)        (0.24)     (0.28)     (0.23)     (0.26)     (0.23)
   Net realized and unrealized gains
      (losses) ......................         2.49         (5.69)      1.59       0.34       4.92       0.88
                                            ------       -------    -------    -------    -------    -------
Total from investment operations ....         2.38         (5.93)      1.31       0.11       4.66       0.65
                                            ------       -------    -------    -------    -------    -------
Redemption fees(c) ..................           --            --(d)      --(d)      --(d)      --(d)      --(d)
                                            ------       -------    -------    -------    -------    -------
Net asset value, end of period ......       $15.40       $ 13.02    $ 18.95    $ 17.64    $ 17.53    $ 12.87
                                            ======       =======    =======    =======    =======    =======
Total return(e) .....................        18.28%       (31.29)%     7.43%      0.63%     36.21%      5.32%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         2.03%         2.02%      1.99%      2.08%      2.13%      2.21%
Expenses net of waiver and payments
   by affiliates(g) .................         1.96%         2.02%      1.99%      2.08%      2.13%      2.21%
Net investment income (loss) ........        (1.51)%       (1.59)%    (1.49)%    (1.40)%    (1.66)%    (1.75)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $5,726       $ 5,124    $11,528    $15,638    $19,508    $17,017
Portfolio turnover rate .............        37.22%        90.24%    133.58%    176.15%    183.31%    157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                       SIX MONTHS ENDED                 YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ---------------------------------------------------
CLASS C                                  (UNAUDITED)       2009       2008       2007       2006       2005
-------                                ----------------  -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $ 12.99       $ 18.91    $ 17.61    $ 17.49    $ 12.84    $ 12.19
                                           -------       -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.11)        (0.23)     (0.28)     (0.23)     (0.26)     (0.23)
   Net realized and unrealized gains
      (losses) ......................         2.48         (5.69)      1.58       0.35       4.91       0.88
                                           -------       -------    -------    -------    -------    -------
Total from investment operations ....         2.37         (5.92)      1.30       0.12       4.65       0.65
                                           -------       -------    -------    -------    -------    -------
Redemption fees(c) ..................           --            --(d)      --(d)      --(d)      --(d)      --(d)
                                           -------       -------    -------    -------    -------    -------
Net asset value, end of period ......      $ 15.36       $ 12.99    $ 18.91    $ 17.61    $ 17.49    $ 12.84
                                           =======       =======    =======    =======    =======    =======
Total return(e) .....................        18.24%       (31.31)%     7.38%      0.69%     36.21%      5.33%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         2.04%         2.03%      1.99%      2.09%      2.14%      2.22%
Expenses net of waiver and payments
   by affiliates(g) .................         1.97%         2.03%      1.99%      2.09%      2.14%      2.22%
Net investment income (loss) ........        (1.52)%       (1.60)%    (1.49)%    (1.41)%    (1.67)%    (1.76)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $38,258       $27,519    $40,253    $31,518    $31,167    $24,450
Portfolio turnover rate .............        37.22%        90.24%    133.58%    176.15%    183.31%    157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                       SIX MONTHS ENDED                   YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ---------------------------------------------------
CLASS R                                   (UNAUDITED)      2009       2008       2007       2006       2005
-------                                ----------------  -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $ 13.67       $ 19.80    $ 18.33    $ 18.12    $ 13.24    $ 12.51
                                           -------       -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.08)        (0.17)     (0.20)     (0.16)     (0.19)     (0.17)
   Net realized and unrealized gains
   (losses) .........................         2.61         (5.96)      1.67       0.37       5.07       0.90
                                           -------       -------    -------    -------    -------    -------
Total from investment operations ....         2.53         (6.13)      1.47       0.21       4.88       0.73
                                           -------       -------    -------    -------    -------    -------
Redemption fees(c) ..................           --            --(d)      --(d)      --(d)      --(d)      --(d)
                                           -------       -------    -------    -------    -------    -------
Net asset value, end of period ......      $ 16.20       $ 13.67    $ 19.80    $ 18.33    $ 18.12    $ 13.24
                                           =======       =======    =======    =======    =======    =======
Total return(e) .....................        18.51%       (30.96)%     8.02%      1.16%     36.86%      5.84%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.54%         1.54%      1.49%      1.59%      1.64%      1.72%
Expenses net of waiver and payments
   by affiliates(g) .................         1.47%         1.54%      1.49%      1.59%      1.64%      1.72%
Net investment income (loss) ........        (1.02)%       (1.11)%    (0.99)%    (0.91)%    (1.17)%    (1.26)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $11,361       $ 7,320    $ 7,863    $ 7,413    $ 5,171    $ 3,041
Portfolio turnover rate .............        37.22%        90.24%    133.58%    176.15%    183.31%    157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 63

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  -----------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)      2009        2008        2007       2006       2005
-------------                          ----------------  --------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................     $  14.30       $  20.60    $  18.99    $ 18.68    $ 13.58    $ 12.77
                                          --------       --------    --------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.04)         (0.10)      (0.10)     (0.07)     (0.11)     (0.10)
   Net realized and unrealized gains
      (losses) ......................         2.74          (6.20)       1.71       0.38       5.21       0.91
                                          --------       --------    --------    -------    -------    -------
Total from investment operations ....         2.70          (6.30)       1.61       0.31       5.10       0.81
                                          --------       --------    --------    -------    -------    -------
Redemption fees(c) ..................           --             --(d)       --(d)      --(d)      --(d)      --(d)
                                          --------       --------    --------    -------    -------    -------
Net asset value, end of period ......     $  17.00       $  14.30    $  20.60    $ 18.99    $ 18.68    $ 13.58
                                          ========       ========    ========    =======    =======    =======
Total return(e) .....................        18.88%        (30.58)%      8.48%      1.66%     37.56%      6.34%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.04%          1.04%       0.99%      1.09%      1.14%      1.22%
Expenses net of waiver and payments
   by affiliates(g) .................         0.97%          1.04%       0.99%      1.09%      1.14%      1.22%
Net investment income (loss) ........        (0.52)%        (0.61)%     (0.49)%    (0.41)%    (0.67)%    (0.76)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...     $186,001       $141,010    $101,885    $85,486    $36,744    $22,731
Portfolio turnover rate .............        37.22%         90.24%     133.58%    176.15%    183.31%    157.48%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             64 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

                                                                                                       SHARES/
      FRANKLIN GROWTH OPPORTUNITIES FUND                                                COUNTRY        WARRANTS        VALUE
      ----------------------------------                                             -------------   -----------   --------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 99.0%
      CONSUMER DISCRETIONARY 10.8%
  (a) Amazon.com Inc. ............................................................   United States        42,500   $    5,049,425
  (a) Capella Education Co. ......................................................   United States        27,700        1,908,530
      Guess? Inc. ................................................................   United States       211,500        7,730,325
  (a) Kohl's Corp. ...............................................................   United States        68,300        3,908,126
      NIKE Inc., B ...............................................................   United States        41,800        2,599,124
  (a) Priceline.com Inc. .........................................................   United States        38,200        6,027,578
       Strayer Education Inc. ....................................................   United States        20,100        4,079,697
  (a) Urban Outfitters Inc. ......................................................   United States       228,400        7,167,192
  (a) WMS Industries Inc. ........................................................   United States        85,700        3,426,286
                                                                                                                   --------------
                                                                                                                       41,896,283
                                                                                                                   --------------
      CONSUMER STAPLES 1.2%
  (a) Hansen Natural Corp. .......................................................   United States       132,300        4,782,645
                                                                                                                   --------------
      ENERGY 9.1%
  (a) Concho Resources Inc. ......................................................   United States       155,700        5,933,727
  (a) Continental Resources Inc. .................................................   United States       144,400        5,373,124
  (a) FMC Technologies Inc. ......................................................   United States       124,680        6,558,168
  (a) Petrohawk Energy Corp. .....................................................   United States       247,800        5,828,256
      Schlumberger Ltd. ..........................................................   United States        91,780        5,708,716
  (a) Weatherford International Ltd. .............................................   United States       326,000        5,714,780
                                                                                                                   --------------
                                                                                                                       35,116,771
                                                                                                                   --------------
      FINANCIALS 5.1%
      BlackRock Inc. .............................................................   United States        37,580        8,135,694
      The Charles Schwab Corp. ...................................................   United States       159,700        2,769,198
      Lazard Ltd., LP ............................................................   United States        74,800        2,823,700
  (a) MSCI Inc., A ...............................................................   United States        99,300        3,018,720
      W. R. Berkley Corp. ........................................................   United States       122,200        3,020,784
                                                                                                                   --------------
                                                                                                                       19,768,096
                                                                                                                   --------------
      HEALTH CARE 20.2%
      Aetna Inc. .................................................................   United States       192,700        5,015,981
      Allergan Inc. ..............................................................   United States        66,100        3,718,125
  (a) Athenahealth Inc. ..........................................................   United States        76,000        2,858,360
      Baxter International Inc. ..................................................   United States        36,300        1,962,378
  (a) BioMarin Pharmaceutical Inc. ...............................................   United States       235,700        3,667,492
  (a) Celgene Corp. ..............................................................   United States       136,500        6,968,325
  (a) Express Scripts Inc. .......................................................   United States        38,100        3,044,952
  (a) Gilead Sciences Inc. .......................................................   United States       207,160        8,814,658
  (a) Illumina Inc. ..............................................................   United States       120,500        3,868,050
  (a) Intuitive Surgical Inc. ....................................................   United States        25,200        6,208,020
  (a) Life Technologies Corp. ....................................................   United States       174,400        8,226,448
  (a) Myriad Genetics Inc. .......................................................   United States       198,380        4,816,666
  (a) Onyx Pharmaceuticals Inc. ..................................................   United States        74,753        1,988,430
      Perrigo Co. ................................................................   United States       184,666        6,867,729
      Pharmaceutical Product Development Inc. ....................................   United States       209,200        4,508,260
  (a) Talecris Biotherapeutics Holdings Corp. ....................................   United States       147,700        2,962,862
  (a) Varian Medical Systems Inc. ................................................   United States        64,800        2,655,504
                                                                                                                   --------------
                                                                                                                       78,152,240
                                                                                                                   --------------


                             Semiannual Report | 65

Franklin Strategic Series

                                                                                                       SHARES/
      FRANKLIN GROWTH OPPORTUNITIES FUND                                                COUNTRY        WARRANTS        VALUE
      ----------------------------------                                             -------------   -----------   --------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      INDUSTRIALS 8.5%
      ABB Ltd., ADR ..............................................................   Switzerland         302,200   $    5,599,766
      AMETEK Inc. ................................................................   United States        55,700        1,943,373
      C.H. Robinson Worldwide Inc. ...............................................   United States       112,530        6,201,528
  (a) Digitalglobe Inc. ..........................................................   United States        48,100        1,074,073
      Expeditors International of Washington Inc. ................................   United States       126,100        4,062,942
      Flowserve Corp. ............................................................   United States        55,100        5,411,371
      Precision Castparts Corp. ..................................................   United States        61,030        5,830,196
  (a) Ryanair Holdings PLC, ADR ..................................................   Ireland              64,300        1,753,461
  (a) Verisk Analytics Inc., A ...................................................   United States        38,200        1,047,826
                                                                                                                   --------------
                                                                                                                       32,924,536
                                                                                                                   --------------
       INFORMATION TECHNOLOGY 35.4%
  (a) Activision Blizzard Inc. ...................................................   United States        22,000          238,260
  (a) Adobe Systems Inc. .........................................................   United States       119,900        3,949,506
  (a) Alliance Data Systems Corp. ................................................   United States        95,300        5,239,594
  (a) ANSYS Inc. .................................................................   United States       102,000        4,139,160
  (a) Apple Inc. .................................................................   United States        70,400       13,270,400
  (a) Cavium Networks Inc. .......................................................   United States       147,600        2,798,496
  (a) Cisco Systems Inc. .........................................................   United States       203,700        4,654,545
  (a) Concur Technologies Inc. ...................................................   United States       153,650        5,476,086
(a,b) Dilithium Networks Inc., wts., 12/31/09 ....................................   United States        12,447               30
  (a) Dolby Laboratories Inc., A .................................................   United States        53,100        2,227,014
  (a) F5 Networks Inc. ...........................................................   United States        92,700        4,161,303
  (a) FLIR Systems Inc. ..........................................................   United States       362,600       10,083,906
  (a) FormFactor Inc. ............................................................   United States       113,600        1,930,064
  (a) Google Inc., A .............................................................   United States        17,990        9,644,798
  (a) Juniper Networks Inc. ......................................................   United States       200,900        5,124,959
      MasterCard Inc., A .........................................................   United States        57,000       12,484,140
      National Instruments Corp. .................................................   United States        72,200        1,927,740
  (a) NetApp Inc. ................................................................   United States       141,300        3,822,165
  (a) Netlogic Microsystems Inc. .................................................   United States        44,500        1,691,445
  (a) Palm Inc. ..................................................................   United States       195,900        2,274,399
      QUALCOMM Inc. ..............................................................   United States       195,480        8,094,827
  (a) Research In Motion Ltd. ....................................................   Canada               32,500        1,908,725
  (a) Salesforce.com Inc. ........................................................   United States       103,600        5,879,300
  (a) Silicon Laboratories Inc. ..................................................   United States        87,200        3,653,680
  (a) Solarwinds Inc. ............................................................   United States        85,801        1,527,258
  (a) Sybase Inc. ................................................................   United States        49,900        1,974,044
       Tandberg ASA ..............................................................   Norway              256,700        6,886,253
  (a) Trimble Navigation Ltd. ....................................................   United States       230,640        4,836,521
  (a) ViaSat Inc. ................................................................   United States       111,400        3,247,310
      Visa Inc., A ...............................................................   United States        54,000        4,091,040
                                                                                                                   --------------
                                                                                                                      137,236,968
                                                                                                                   --------------
      MATERIALS 4.4%
      Celanese Corp., A ..........................................................   United States       145,600        3,996,720
      Ecolab Inc. ................................................................   United States        80,000        3,516,800
      Monsanto Co. ...............................................................   United States        48,500        3,258,230


                             66 | Semiannual Report

Franklin Strategic Series

                                                                                                       SHARES/
      FRANKLIN GROWTH OPPORTUNITIES FUND                                                COUNTRY        WARRANTS        VALUE
      ----------------------------------                                             -------------   -----------   --------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      MATERIALS (CONTINUED)
      The Mosaic Co. .............................................................   United States        51,700   $    2,415,941
      Praxair Inc. ...............................................................   United States        49,000        3,892,560
                                                                                                                   --------------
                                                                                                                       17,080,251
                                                                                                                   --------------
      TELECOMMUNICATION SERVICES 4.3%
  (a) NII Holdings Inc. ..........................................................   United States       245,880        6,621,548
  (a) SBA Communications Corp. ...................................................   United States       353,560        9,973,928
                                                                                                                   --------------
                                                                                                                       16,595,476
                                                                                                                   --------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $309,377,982) ......................................................                                      383,553,266
                                                                                                                   --------------
      PREFERRED STOCKS (COST $873,300) 0.0%(c)
      INFORMATION TECHNOLOGY 0.0% (c)
(a,b) Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES .........   United States       374,806               --
                                                                                                                   --------------

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
                                                                                                     -----------
      NOTES (COST $14,501) 0.0%(c)
      INFORMATION TECHNOLOGY 0.0% (c)
(a,b) Dilithium Networks Inc., 11.00%, 12/31/09 ..................................   United States   $    14,501           29,002
                                                                                                                   --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
      (COST $310,265,783) ......................................................                                      383,582,268
                                                                                                                   --------------

                                                                                                        SHARES
                                                                                                     -----------
      SHORT TERM INVESTMENTS (COST $8,671,192) 2.2%
      MONEY MARKET FUNDS 2.2%
  (d) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ................   United States     8,671,192        8,671,192
                                                                                                                   --------------
      TOTAL INVESTMENTS (COST $318,936,975) 101.2% ...............................                                    392,253,460
      OTHER ASSETS, LESS LIABILITIES (1.2)% ......................................                                     (4,831,874)
                                                                                                                   --------------
      NET ASSETS 100.0% ..........................................................                                 $  387,421,586
                                                                                                                   ==============

See Abbreviations on page 112.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted securities.

(c)  Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                       SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ------------------------------------------------------------
CLASS A                                   (UNAUDITED)      2009         2008         2007         2006         2005
-------                                ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................     $   6.41       $   9.09     $  13.05     $  13.90     $  10.63     $  10.55
                                          --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.05)         (0.08)       (0.09)       (0.10)       (0.08)       (0.09)
   Net realized and unrealized gains
      (losses) ......................         1.33          (2.53)       (1.59)        0.58         3.35         0.17
                                          --------       --------     --------     --------     --------     --------
Total from investment operations ....         1.28          (2.61)       (1.68)        0.48         3.27         0.08
                                          --------       --------     --------     --------     --------     --------
Less distributions from net realized
   gains ............................           --          (0.07)       (2.28)       (1.33)          --           --
                                          --------       --------     --------     --------     --------     --------
Redemption fees(c) ..................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                          --------       --------     --------     --------     --------     --------
Net asset value, end of period ......     $   7.69       $   6.41     $   9.09     $  13.05     $  13.90     $  10.63
                                          ========       ========     ========     ========     ========     ========
Total return(e) .....................        19.97%        (28.54)%     (14.73)%       4.02%       30.76%        0.76%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.45%          1.34%        1.17%        1.20%        1.16%        1.15%
Expenses net of waiver and payments
   by affiliates ....................         1.43%          1.34%(g)     1.17%(g)     1.20%(g)     1.16%(g)     1.15%(g)
Net investment income (loss) ........        (1.32)%        (1.07)%      (0.72)%      (0.77)%      (0.61)%      (0.84)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...     $149,591       $123,037     $274,142     $549,733     $693,084     $765,216
Portfolio turnover rate .............        32.16%         43.04%       48.52%       51.49%       44.34%       46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                       SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ---------------------------------------------------------
CLASS B                                   (UNAUDITED)      2009        2008        2007        2006         2005
-------                                ----------------  -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $ 5.89       $  8.43     $ 12.35     $ 13.32     $  10.26     $  10.27
                                            ------       -------     -------     -------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.07)        (0.12)      (0.16)      (0.18)       (0.16)       (0.17)
   Net realized and unrealized gains
      (losses) ......................         1.22         (2.35)      (1.48)       0.54         3.22         0.16
                                            ------       -------     -------     -------     --------     --------
Total from investment operations ....         1.15         (2.47)      (1.64)       0.36         3.06        (0.01)
                                            ------       -------     -------     -------     --------     --------
Less distributions from net realized
   gains ............................           --         (0.07)      (2.28)      (1.33)          --           --
                                            ------       -------     -------     -------     --------     --------
Redemption fees(c) ..................           --            --(d)       --(d)       --(d)        --(d)        --(d)
                                            ------       -------     -------     -------     --------     --------
Net asset value, end of period ......       $ 7.04       $  5.89     $  8.43     $ 12.35     $  13.32     $  10.26
                                            ======       =======     =======     =======     ========     ========
Total return(e) .....................        19.52%       (29.11)%    (15.27)%      3.27%       29.82%       (0.10)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         2.18%         2.04%       1.92%       1.96%        1.91%        1.91%
Expenses net of waiver and payments
   by affiliates ....................         2.16%         2.04%(g)    1.92%(g)    1.96%(g)     1.91%(g)     1.91%(g)
Net investment income (loss) ........        (2.05)%       (1.77)%     (1.47)%     (1.53)%      (1.36)%      (1.60)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $9,743       $15,159     $52,465     $85,684     $111,458     $105,070
Portfolio turnover rate .............        32.16%        43.04%      48.52%      51.49%       44.34%       46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                       SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ----------------------------------------------------------
CLASS C                                   (UNAUDITED)      2009        2008        2007         2006         2005
-------                                ----------------  -------     -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  5.89       $  8.43     $ 12.36     $  13.33     $  10.27     $  10.27
                                           -------       -------     -------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.07)        (0.12)      (0.16)       (0.18)       (0.16)       (0.17)
   Net realized and unrealized gains
      (losses) ......................         1.23         (2.35)      (1.49)        0.54         3.22         0.17
                                           -------       -------     -------     --------     --------     --------
Total from investment operations ....         1.16         (2.47)      (1.65)        0.36         3.06           --
                                           -------       -------     -------     --------     --------     --------
Less distributions from net realized
   gains ............................           --         (0.07)      (2.28)       (1.33)          --           --
                                           -------       -------     -------     --------     --------     --------
Redemption fees(c) ..................           --            --(d)       --(d)        --(d)        --(d)        --(d)
                                           -------       -------     -------     --------     --------     --------
Net asset value, end of period ......      $  7.05       $  5.89     $  8.43     $  12.36     $  13.33     $  10.27
                                           =======       =======     =======     ========     ========     ========
Total return(e) .....................        19.69%       (29.11)%    (15.35)%       3.27%       29.80%          --%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         2.18%         2.04%       1.92%        1.95%        1.92%        1.91%
Expenses net of waiver and payments
   by affiliates ....................         2.16%         2.04%(g)    1.92%(g)     1.95%(g)     1.92%(g)     1.91%(g)
Net investment income (loss) ........        (2.05)%       (1.77)%     (1.47)%      (1.52)%      (1.37)%      (1.60)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $45,758       $40,180     $75,846     $120,900     $170,159     $164,117
Portfolio turnover rate .............        32.16%        43.04%      48.52%       51.49%       44.34%       46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                       SIX MONTHS ENDED                YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ----------------------------------------------------
CLASS R                                   (UNAUDITED)      2009        2008       2007       2006       2005
-------                                ----------------  -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $ 6.26       $  8.91     $ 12.86     $13.75     $10.54     $10.49
                                            ------       -------     -------     ------     ------     ------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.06)        (0.09)      (0.11)     (0.13)     (0.11)     (0.12)
   Net realized and unrealized gains
      (losses) ......................         1.31         (2.49)      (1.56)      0.57       3.32       0.17
                                            ------       -------     -------     ------     ------     ------
Total from investment operations ....         1.25         (2.58)      (1.67)      0.44       3.21       0.05
                                            ------       -------     -------     ------     ------     ------
Less distributions from net realized
   gains ............................           --         (0.07)      (2.28)     (1.33)        --         --
                                            ------       -------     -------     ------     ------     ------
Redemption fees(c) ..................           --            --(d)       --(d)      --(d)      --(d)      --(d)
                                            ------       -------     -------     ------     ------     ------
Net asset value, end of period ......       $ 7.51       $  6.26     $  8.91     $12.86     $13.75     $10.54
                                            ======       =======     =======     ======     ======     ======
Total return(e) .....................        19.97%       (28.78)%    (14.87)%     3.77%     30.46%      0.48%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.68%         1.54%       1.42%      1.46%      1.42%      1.41%
Expenses net of waiver and payments
   by affiliates ....................         1.66%         1.54%(g)    1.42%(g)   1.46%(g)   1.42%(g)   1.41%(g)
Net investment income (loss) ........        (1.55)%       (1.27)%     (0.97)%    (1.03)%    (0.87)%    (1.10)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $2,109       $ 1,912     $ 3,166     $5,759     $6,328     $4,392
Portfolio turnover rate .............        32.16%        43.04%      48.52%     51.49%     44.34%     46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                       SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  -----------------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)      2009        2008         2007         2006         2005
-------------                          ----------------  -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  6.63       $  9.37     $  13.34     $  14.15     $  10.79     $  10.69
                                           -------       -------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.04)        (0.06)       (0.05)       (0.07)       (0.05)       (0.07)
   Net realized and unrealized gains
      (losses) ......................         1.37         (2.61)       (1.64)        0.59         3.41         0.17
                                           -------       -------     --------     --------     --------     --------
Total from investment operations ....         1.33         (2.67)       (1.69)        0.52         3.36         0.10
                                           -------       -------     --------     --------     --------     --------
Less distributions from net realized
   gains ............................           --         (0.07)       (2.28)       (1.33)          --           --
                                           -------       -------     --------     --------     --------     --------
Redemption fees(c) ..................           --            --(d)        --(d)        --(d)        --(d)        --(d)
                                           -------       -------     --------     --------     --------     --------
Net asset value, end of period ......      $  7.96       $  6.63     $   9.37     $  13.34     $  14.15     $  10.79
                                           =======       =======     ========     ========     ========     ========
Total return(e) .....................        20.06%       (28.32)%     (14.46)%       4.24%       31.14%        0.94%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ....................         1.18%         1.04%        0.92%        0.96%        0.92%        0.91%
Expenses net of waiver and payments
   by affiliates ....................         1.16%         1.04%(g)     0.92%(g)     0.96%(g)     0.92%(g)     0.91%(g)
Net investment income (loss) ........        (1.05)%       (0.77)%      (0.47)%      (0.53)%      (0.37)%      (0.60)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $79,088       $57,957     $220,857     $325,425     $326,475     $235,101
Portfolio turnover rate .............        32.16%        43.04%       48.52%       51.49%       44.34%       46.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             72 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

      FRANKLIN SMALL CAP GROWTH FUND                                                                    SHARES         VALUE
      ------------------------------                                                                 -----------   --------------
      COMMON STOCKS 98.7%
      CONSUMER DISCRETIONARY 15.3%
  (a) Buffalo Wild Wings Inc. ....................................................................        71,300   $    2,924,013
  (a) Capella Education Co. ......................................................................        61,100        4,209,790
  (a) Carter's Inc. ..............................................................................        69,200        1,633,120
  (a) Chipotle Mexican Grill Inc., B .............................................................        26,500        2,117,615
  (a) Drew Industries Inc. .......................................................................       100,800        1,929,312
  (a) FGX International Holdings Ltd. (Virgin Islands (British)) .................................       279,124        3,681,646
  (a) Gaiam Inc., A ..............................................................................       390,732        2,551,480
      Guess? Inc. ................................................................................        40,100        1,465,655
  (a) Iconix Brand Group Inc. ....................................................................       266,500        3,107,390
  (a) K12 Inc. ...................................................................................       126,700        2,029,734
  (a) Lions Gate Entertainment Corp. .............................................................       666,200        3,457,578
  (a) Panera Bread Co. ...........................................................................        25,600        1,535,488
  (a) Shuffle Master Inc. ........................................................................       550,000        4,295,500
  (a) Tenneco Inc. ...............................................................................       148,600        2,023,932
  (a) Tractor Supply Co. .........................................................................        40,600        1,814,820
  (a) Under Armour Inc., A .......................................................................       110,800        2,974,980
(a,b) Vitamin Shoppe Inc. ........................................................................       115,600        2,031,092
                                                                                                                   --------------
                                                                                                                       43,783,145
                                                                                                                   --------------
      CONSUMER STAPLES 3.1%
  (a) Hain Celestial Group Inc. ..................................................................       181,200        3,178,248
  (a) Hansen Natural Corp. .......................................................................        76,500        2,765,475
  (a) TreeHouse Foods Inc. .......................................................................        76,700        2,868,580
                                                                                                                   --------------
                                                                                                                        8,812,303
                                                                                                                   --------------
      ENERGY 4.0%
  (a) Bill Barrett Corp. .........................................................................        59,900        1,855,702
  (a) Dril-Quip Inc. .............................................................................        46,100        2,239,999
  (a) Helix Energy Solutions Group Inc. ..........................................................       136,000        1,867,280
  (a) Mariner Energy Inc. ........................................................................       174,000        2,216,760
  (a) Superior Energy Services Inc. ..............................................................       155,500        3,360,355
                                                                                                                   --------------
                                                                                                                       11,540,096
                                                                                                                   --------------
      FINANCIALS 4.9%
  (a) Affiliated Managers Group Inc. .............................................................        52,900        3,358,621
      Evercore Partners Inc. .....................................................................        63,000        2,056,320
  (a) FelCor Lodging Trust Inc. ..................................................................       387,000        1,219,050
  (a) iStar Financial Inc. .......................................................................       383,600          801,724
  (a) MSCI Inc., A ...............................................................................        50,500        1,535,200
  (a) Stifel Financial Corp. .....................................................................        56,200        2,920,152
      Waddell & Reed Financial Inc., A ...........................................................        74,900        2,101,694
                                                                                                                   --------------
                                                                                                                       13,992,761
                                                                                                                   --------------
      HEALTH CARE 18.9%
  (a) American Medical Systems Holdings Inc. .....................................................       326,700        5,037,714
  (a) Ardea Biosciences Inc. .....................................................................        44,100          595,350
  (a) Athenahealth Inc. ..........................................................................        58,500        2,200,185
  (a) BioMarin Pharmaceutical Inc. ...............................................................       183,300        2,852,148
  (a) Cadence Pharmaceuticals Inc. ...............................................................       239,700        2,164,491
  (a) Community Health Systems Inc. ..............................................................       133,600        4,179,008
  (a) Dendreon Corp. .............................................................................        57,400        1,450,498


                             Semiannual Report | 73

Franklin Strategic Series

      FRANKLIN SMALL CAP GROWTH FUND                                                                    SHARES         VALUE
      ------------------------------                                                                 -----------   --------------
      COMMON STOCKS (CONTINUED)
      HEALTH CARE (CONTINUED)
  (a) Dexcom Inc. ................................................................................       489,300   $    3,356,598
  (a) IDEXX Laboratories Inc. ....................................................................        44,400        2,269,728
  (a) Impax Laboratories Inc. ....................................................................       131,700        1,169,496
  (a) Map Pharmaceuticals Inc. ...................................................................        78,400          644,448
  (a) Masimo Corp. ...............................................................................       125,400        3,331,878
  (a) Medidata Solutions Inc. ....................................................................       142,300        2,248,340
  (a) MWI Veterinary Supply Inc. .................................................................        45,800        1,621,320
  (a) Myriad Genetics Inc. .......................................................................        70,200        1,704,456
  (a) Onyx Pharmaceuticals Inc. ..................................................................        57,500        1,529,500
  (a) OSI Pharmaceuticals Inc. ...................................................................        36,700        1,182,474
  (a) PAREXEL International Corp. ................................................................       316,700        3,965,084
  (a) Penwest Pharmaceuticals Co. ................................................................       354,000          764,640
  (a) Phase Forward Inc. .........................................................................       207,500        2,720,325
  (a) Psychiatric Solutions Inc. .................................................................       139,200        2,873,088
      Quality Systems Inc. .......................................................................        27,500        1,678,050
  (a) Savient Pharmaceuticals Inc. ...............................................................        55,800          703,080
(a,c) Sequenom Inc. ..............................................................................       196,900          543,444
  (a) Transcept Pharmaceuticals Inc. .............................................................        65,100          357,399
  (a) VCA Antech Inc. ............................................................................       120,200        2,863,164
                                                                                                                   --------------
                                                                                                                       54,005,906
                                                                                                                   --------------
      INDUSTRIALS 11.9%
  (a) Aerovironment Inc. .........................................................................       134,300        3,580,438
  (a) Allegiant Travel Co. .......................................................................        76,600        2,888,586
  (a) Clean Harbors Inc. .........................................................................        61,400        3,466,030
  (a) Digitalglobe Inc. ..........................................................................       108,400        2,420,572
  (a) FTI Consulting Inc. ........................................................................        86,200        3,517,822
      Heico Corp. ................................................................................        78,000        2,966,340
  (a) Huron Consulting Group Inc. ................................................................        61,100        1,417,520
  (a) ICF International Inc. .....................................................................        75,900        2,174,535
      Kaydon Corp. ...............................................................................        71,100        2,487,789
      Knight Transportation Inc. .................................................................       134,000        2,149,360
  (a) Mobile Mini Inc. ...........................................................................       175,600        2,546,200
  (a) Railamerica Inc. ...........................................................................       111,800        1,315,886
  (a) Tetra Tech Inc. ............................................................................        42,100        1,083,233
      Wabtec Corp. ...............................................................................        53,700        1,974,012
                                                                                                                   --------------
                                                                                                                       33,988,323
                                                                                                                   --------------
      INFORMATION TECHNOLOGY 38.7%
  (a) ANSYS Inc. .................................................................................       121,500        4,930,470
  (a) Art Technology Group Inc. ..................................................................       894,700        3,686,164
  (a) Atheros Communications .....................................................................       134,100        3,301,542
  (a) Bottomline Technologies Inc. ...............................................................       468,204        6,873,235
  (a) Coherent Inc. ..............................................................................       132,400        3,327,212
  (a) Concur Technologies Inc. ...................................................................        63,000        2,245,320
  (a) CyberSource Corp. ..........................................................................       143,600        2,352,168
  (a) DealerTrack Holdings Inc. ..................................................................       202,500        3,337,200
  (a) DivX Inc. ..................................................................................       344,300        1,656,083
  (a) Echo Global Logistics Inc. .................................................................       100,900        1,316,745
  (a) FARO Technologies Inc. .....................................................................       226,900        3,507,874


                             74 | Semiannual Report

Franklin Strategic Series

      FRANKLIN SMALL CAP GROWTH FUND                                                                    SHARES         VALUE
      ------------------------------                                                                 -----------   --------------
      COMMON STOCKS (CONTINUED)
      INFORMATION TECHNOLOGY (CONTINUED)
  (a) FLIR Systems Inc. ..........................................................................       135,100   $    3,757,131
  (a) FormFactor Inc. ............................................................................       198,400        3,370,816
      Global Payments Inc. .......................................................................        44,800        2,205,504
  (a) GSI Commerce Inc. ..........................................................................       160,100        3,037,097
  (a) Ixia .......................................................................................       532,000        3,537,800
  (a) Microsemi Corp. . ..........................................................................       223,800        2,978,778
      National Instruments Corp. .................................................................       101,200        2,702,040
  (a) Netezza Corp. ..............................................................................       233,300        2,155,692
  (a) Netlogic Microsystems Inc. .................................................................       126,800        4,819,668
  (a) Nuance Communications Inc. .................................................................       390,300        5,116,833
  (a) Palm Inc. ..................................................................................       102,900        1,194,669
  (a) Polycom Inc. ...............................................................................       142,800        3,065,916
      Power Integrations Inc. ....................................................................       109,600        3,419,520
  (a) Quest Software Inc. ........................................................................       229,900        3,855,423
  (a) Riverbed Technology Inc. ...................................................................        72,900        1,493,721
  (a) Sapient Corp. ..............................................................................       563,820        4,589,495
  (a) Silicon Laboratories Inc. ..................................................................       125,400        5,254,260
      Tandberg ASA (Norway) ......................................................................        96,200        2,580,668
  (a) Trimble Navigation Ltd. ....................................................................       175,600        3,682,332
  (a) Varian Semiconductor Equipment Associates Inc. .............................................       161,875        4,595,631
  (a) ViaSat Inc. ................................................................................       205,000        5,975,750
  (a) Xyratex Ltd. (Bermuda) .....................................................................        98,200        1,026,190
                                                                                                                   --------------
                                                                                                                      110,948,947
                                                                                                                   --------------
      MATERIALS 0.2%
      FMC Corp. ..................................................................................        14,000          715,400
                                                                                                                   --------------
      TELECOMMUNICATION SERVICES 1.7%
  (a) SBA Communications Corp. ...................................................................       171,800        4,846,478
                                                                                                                   --------------
      TOTAL COMMON STOCKS (COST $ 258,678,466)                                                                        282,633,359
                                                                                                                   --------------
      SHORT TERM INVESTMENTS 2.9%
      MONEY MARKET FUNDS (COST $7,606,572) 2.7%
  (d) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ................................     7,606,572        7,606,572
                                                                                                                   --------------
  (e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.2%
      MONEY MARKET FUNDS (COST $ 640,000) 0.2%
  (f) Bank of New York Institutional Cash Reserve Fund, Series A, 0.05% ..........................       640,000          640,000
                                                                                                                   --------------
      TOTAL INVESTMENTS (COST $266,925,038) 101.6% ...............................................                    290,879,931
      OTHER ASSETS, LESS LIABILITIES (1.6)% ......................................................                     (4,590,830)
                                                                                                                   --------------
      NET ASSETS 100.0% ..........................................................................                 $  286,289,101
                                                                                                                   ==============

(a)  Non-income producing.

(b)  Security purchased on a delayed delivery basis. See Note 1(c).

(c) A portion or all of the security is on loan at October 31, 2009. See Note 1(d).

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(d) regarding securities on loan.

(f)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 75

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                       SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ----------------------------------------------------------------------
CLASS A                                   (UNAUDITED)       2009          2008          2007          2006              2005
-------                                ----------------  ----------    ----------    ----------    ----------        ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................    $    22.34      $    32.70    $    41.54    $    40.42    $    31.31        $    29.69
                                         ----------      ----------    ----------    ----------    ----------        ----------
Income from investment operations(a):
   Net investment income (loss)(b) ..         (0.06)          (0.11)        (0.19)        (0.13)           --(c)          (0.08)
   Net realized and unrealized gains
      (losses) ......................          4.03          (10.19)        (1.93)         4.09          9.15              1.70
                                         ----------      ----------    ----------    ----------    ----------        ----------
Total from investment operations ....          3.97          (10.30)        (2.12)         3.96          9.15              1.62
                                         ----------      ----------    ----------    ----------    ----------        ----------
Less distributions from:
   Net investment income ............            --              --            --            --         (0.04)               --
   Net realized gains ...............            --           (0.06)        (6.72)        (2.84)           --                --
                                         ----------      ----------    ----------    ----------    ----------        ----------
Total distributions .................            --           (0.06)        (6.72)        (2.84)        (0.04)               --
                                         ----------      ----------    ----------    ----------    ----------        ----------
Redemption fees(d) ..................            --              --(c)         --(c)         --(c)         --(c)             --(c)
                                         ----------      ----------    ----------    ----------    ----------        ----------
Net asset value, end of period ......    $    26.31      $    22.34    $    32.70    $    41.54    $    40.42        $    31.31
                                         ==========      ==========    ==========    ==========    ==========        ==========
Total return(e) .....................         17.77%         (31.46)%       (6.24)%       10.38%        29.21%             5.46%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................          1.06%           1.08%         1.02%         0.98%         0.96%             0.97%
Net investment income (loss) ........         (0.52)%         (0.45)%       (0.50)%       (0.33)%          -- %(h)        (0.27)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...    $2,240,297      $2,195,975    $4,331,657    $5,619,694    $6,532,284        $6,636,792
Portfolio turnover rate .............         35.83%          54.86%        55.09%        52.76%        39.84%            42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             76 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                       SIX MONTHS ENDED                 YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  ---------------------------------------------------
CLASS B                                   (UNAUDITED)      2009       2008       2007       2006       2005
-------                                ----------------  -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $ 21.01       $ 31.00    $ 40.00    $ 39.31    $ 30.65    $ 29.28
                                           -------       -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.15)        (0.29)     (0.46)     (0.40)     (0.27)     (0.31)
   Net realized and unrealized gains
      (losses) ......................         3.79         (9.64)     (1.82)      3.93       8.93       1.68
                                           -------       -------    -------    -------    -------    -------
Total from investment operations ....         3.64         (9.93)     (2.28)      3.53       8.66       1.37
                                           -------       -------    -------    -------    -------    -------
Less distributions from net realized
   gains ............................           --         (0.06)     (6.72)     (2.84)        --         --
                                           -------       -------    -------    -------    -------    -------
Redemption fees(c) ..................           --            --(d)      --(d)      --(d)      --(d)      --(d)
                                           -------       -------    -------    -------    -------    -------
Net asset value, end of period ......      $ 24.65       $ 21.01    $ 31.00    $ 40.00    $ 39.31    $ 30.65
                                           =======       =======    =======    =======    =======    =======
Total return(e) .....................        17.33%       (31.99)%    (6.92)%     9.53%     28.25%      4.68%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................         1.81%         1.83%      1.77%      1.73%      1.71%      1.72%
Net investment income (loss) ........        (1.27)%       (1.20)%    (1.25)%    (1.08)%    (0.75)%    (1.02)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $14,709       $13,399    $25,457    $32,570    $36,911    $31,733
Portfolio turnover rate .............        35.83%        54.86%     55.09%     52.76%     39.84%     42.76%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                       SIX MONTHS ENDED                   YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  --------------------------------------------------------
CLASS C                                   (UNAUDITED)      2009        2008        2007        2006        2005
-------                                ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................     $  20.29       $  29.92    $  38.85    $  38.25    $  29.82    $  28.49
                                          --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.14)         (0.27)      (0.45)      (0.39)      (0.26)      (0.31)
   Net realized and unrealized gains
      (losses) ......................         3.65          (9.30)      (1.76)       3.83        8.69        1.64
                                          --------       --------    --------    --------    --------    --------
Total from investment operations ....         3.51          (9.57)      (2.21)       3.44        8.43        1.33
                                          --------       --------    --------    --------    --------    --------
Less distributions from net realized
   gains ............................           --          (0.06)      (6.72)      (2.84)         --          --
                                          --------       --------    --------    --------    --------    --------
Redemption fees(c) ..................           --             --(d)       --(d)       --(d)       --(d)       --(d)
                                          --------       --------    --------    --------    --------    --------
Net asset value, end of period ......     $  23.80       $  20.29    $  29.92    $  38.85    $  38.25    $  29.82
                                          ========       ========    ========    ========    ========    ========
Total return(e) .....................        17.30%        (31.94)%     (6.94)%      9.56%      28.27%       4.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................         1.81%          1.83%       1.77%       1.72%       1.71%       1.72%
Net investment income (loss) ........        (1.27)%        (1.20)%     (1.25)%     (1.07)%     (0.75)%     (1.02)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...     $318,193       $285,597    $523,040    $653,529    $728,710    $654,549
Portfolio turnover rate .............        35.83%         54.86%      55.09%      52.76%      39.84%      42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  -----------------------------------------------------
CLASS R                                   (UNAUDITED)      2009        2008       2007        2006       2005
-------                                ----------------  -------     -------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $ 21.85       $ 32.06     $ 40.96    $  39.98    $ 31.04    $ 29.50
                                           -------       -------     -------    --------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.10)        (0.17)      (0.29)      (0.23)     (0.08)     (0.15)
   Net realized and unrealized gains
      (losses) ......................         3.94         (9.98)      (1.89)       4.05       9.04       1.69
                                           -------       -------     -------    --------    -------    -------
Total from investment operations ....         3.84        (10.15)      (2.18)       3.82       8.96       1.54
                                           -------       -------     -------    --------    -------    -------
Less distributions from:
   Net investment income ............           --            --          --          --      (0.02)        --
   Net realized gains ...............           --         (0.06)      (6.72)      (2.84)        --         --
                                           -------       -------     -------    --------    -------    -------
Total distributions .................           --         (0.06)      (6.72)      (2.84)     (0.02)        --
                                           -------       -------     -------    --------    -------    -------
Redemption fees(c) ..................           --            --(d)       --(d)       --(d)      --(d)      --(d)
                                           -------       -------     -------    --------    -------    -------
Net asset value, end of period ......      $ 25.69       $ 21.85     $ 32.06    $  40.96    $ 39.98    $ 31.04
                                           =======       =======     =======    ========    =======    =======
Total return(e) .....................        17.57%       (31.62)%     (6.48)%     10.11%     28.88%      5.22%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................         1.31%         1.33%       1.27%       1.23%      1.21%      1.22%
Net investment income (loss) ........        (0.77)%       (0.70)%     (0.75)%     (0.58)%    (0.25)%    (0.52)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $65,538       $54,180     $94,334    $118,387    $93,916    $54,139
Portfolio turnover rate .............        35.83%        54.86%      55.09%      52.76%     39.84%     42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                       SIX MONTHS ENDED                  YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2009  --------------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)      2009        2008        2007        2006        2005
-------------                          ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $  22.90      $  33.43    $  42.22    $  40.93    $  31.71    $  29.99
                                           --------      --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ..         (0.04)        (0.05)      (0.10)      (0.03)       0.10          --(c)
   Net realized and unrealized gains
      (losses) ......................          4.14        (10.42)      (1.97)       4.16        9.26        1.72
                                           --------      --------    --------    --------    --------    --------
Total from investment operations ....          4.10        (10.47)      (2.07)       4.13        9.36        1.72
                                           --------      --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ............            --            --          --          --       (0.14)         --
   Net realized gains ...............            --         (0.06)      (6.72)      (2.84)         --          --
                                           --------      --------    --------    --------    --------    --------
Total distributions .................            --         (0.06)      (6.72)      (2.84)      (0.14)         --
                                           --------      --------    --------    --------    --------    --------
Redemption fees(d) ..................            --            --(c)       --(c)       --(c)       --(c)       --(c)
                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period ......      $  27.00      $  22.90    $  33.43    $  42.22    $  40.93    $  31.71
                                           ========      ========    ========    ========    ========    ========
Total return(e) .....................         17.90%       (31.28)%     (6.00)%     10.65%      29.55%       5.74%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .........................          0.81%         0.83%       0.77%       0.73%       0.71%       0.72%
Net investment income (loss) ........         (0.27)%       (0.20)%     (0.25)%     (0.08)%      0.25%      (0.02)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $607,370      $498,207    $812,503    $803,365    $794,395    $347,518
Portfolio turnover rate .............         35.83%        54.86%      55.09%      52.76%      39.84%      42.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             80 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

      FRANKLIN SMALL-MID CAP GROWTH FUND                                                                SHARES         VALUE
      ----------------------------------                                                             -----------   --------------
      COMMON STOCKS 99.8%
      CONSUMER DISCRETIONARY 15.8%
      Advance Auto Parts Inc. ....................................................................       655,000   $   24,405,302
  (a) Apollo Group Inc., A .......................................................................       458,800       26,197,480
      BorgWarner Inc. ............................................................................     1,062,200       32,205,904
  (a) Buffalo Wild Wings Inc. ....................................................................       650,000       26,656,500
  (a) Capella Education Co. ......................................................................       243,700       16,790,930
  (a) Chipotle Mexican Grill Inc., A .............................................................       273,100       22,254,919
  (a) Chipotle Mexican Grill Inc., B .............................................................       120,000        9,589,200
  (a) Dick's Sporting Goods Inc. .................................................................     1,254,550       28,465,739
      Guess? Inc. ................................................................................     1,400,000       51,170,000
      Jarden Corp. ...............................................................................       723,000       19,802,970
      Johnson Controls Inc. ......................................................................     1,675,000       40,066,000
  (a) Kohl's Corp. ...............................................................................       500,000       28,610,000
      NIKE Inc., B ...............................................................................       400,000       24,872,000
  (a) Priceline.com Inc. .........................................................................       155,000       24,457,450
      Starwood Hotels & Resorts Worldwide Inc. ...................................................       450,000       13,077,000
  (a) Under Armour Inc., A .......................................................................       758,335       20,361,295
  (a) Urban Outfitters Inc. ......................................................................     1,523,700       47,813,706
  (a) WMS Industries Inc. ........................................................................       580,000       23,188,400
      Wolverine World Wide Inc. ..................................................................     1,316,300       33,670,954
                                                                                                                   --------------
                                                                                                                      513,655,749
                                                                                                                   --------------
      CONSUMER STAPLES 2.6%
      Clorox Co. .................................................................................       439,500       26,031,585
  (a) Hansen Natural Corp. .......................................................................       700,000       25,305,000
      Mead Johnson Nutrition Co., A ..............................................................       800,000       33,632,000
                                                                                                                   --------------
                                                                                                                       84,968,585
                                                                                                                   --------------
      ENERGY 8.6%
  (a) Cameron International Corp. ................................................................       921,500       34,067,855
  (a) Concho Resources Inc. ......................................................................     1,300,000       49,543,000
  (a) FMC Technologies Inc. ......................................................................       853,456       44,891,786
      Noble Corp. ................................................................................       425,000       17,314,500
      Peabody Energy Corp. .......................................................................       650,000       25,733,500
  (a) Petrohawk Energy Corp. .....................................................................     1,541,900       36,265,488
      Range Resources Corp. ......................................................................       509,800       25,515,490
      Smith International Inc. ...................................................................       820,100       22,741,373
  (a) Weatherford International Ltd. .............................................................     1,297,900       22,752,187
                                                                                                                   --------------
                                                                                                                      278,825,179
                                                                                                                   --------------
      FINANCIALS 5.3%
  (a) Affiliated Managers Group Inc. .............................................................       600,300       38,113,047
      BlackRock Inc. .............................................................................       100,000       21,649,000
      The Charles Schwab Corp. ...................................................................     1,383,400       23,988,156
  (a) FelCor Lodging Trust Inc. ..................................................................     1,546,910        4,872,767
(a,b) iStar Financial Inc. .......................................................................     3,968,090        8,293,308
      Lazard Ltd., LP ............................................................................       450,000       16,987,500
      T. Rowe Price Group Inc. ...................................................................       755,100       36,796,023
      W. R. Berkley Corp. ........................................................................       900,000       22,248,000
                                                                                                                   --------------
                                                                                                                      172,947,801
                                                                                                                   --------------


                             Semiannual Report | 81

Franklin Strategic Series

      FRANKLIN SMALL-MID CAP GROWTH FUND                                                                SHARES         VALUE
      ----------------------------------                                                             -----------   --------------
      COMMON STOCKS (CONTINUED)
      HEALTH CARE 22.2%
      Aetna Inc. .................................................................................     1,175,000   $   30,585,250
  (a) Allscripts-Misys Healthcare Solutions Inc. .................................................     1,098,700       21,424,650
  (a) BioMarin Pharmaceutical Inc. ...............................................................     1,000,000       15,560,000
      C. R. Bard Inc. ............................................................................       473,200       35,523,124
  (a) Cerner Corp. ...............................................................................       483,600       36,772,944
  (a) Community Health Systems Inc. ..............................................................     1,636,986       51,204,922
  (a) DaVita Inc. ................................................................................       496,800       26,345,304
  (a) Dendreon Corp. .............................................................................       325,000        8,212,750
  (a) Edwards Lifesciences Corp. .................................................................       350,000       26,929,000
  (a) Express Scripts Inc. .......................................................................       791,000       63,216,720
  (a) Intuitive Surgical Inc. ....................................................................       185,100       45,599,385
  (a) Life Technologies Corp. ....................................................................       747,100       35,240,707
  (a) Masimo Corp. ...............................................................................       804,100       21,364,937
  (a) Mettler-Toledo International Inc. ..........................................................       380,327       37,081,882
  (a) Myriad Genetics Inc. .......................................................................     1,001,900       24,326,132
  (a) Onyx Pharmaceuticals Inc. ..................................................................       312,800        8,320,480
  (a) OSI Pharmaceuticals Inc. ...................................................................       170,900        5,506,398
      Perrigo Co. ................................................................................       788,900       29,339,191
      Pharmaceutical Product Development Inc. ....................................................     1,300,000       28,015,000
  (a) QIAGEN NV (Netherlands) ....................................................................     1,500,000       31,245,000
  (a) Savient Pharmaceuticals Inc. ...............................................................       680,000        8,568,000
(a,b) Sequenom Inc. ..............................................................................     1,156,000        3,190,560
  (a) Stereotaxis Inc. ...........................................................................     1,463,200        5,282,152
  (a) Talecris Biotherapeutics Holdings Corp. ....................................................     1,173,600       23,542,416
  (a) Varian Medical Systems Inc. ................................................................     1,140,000       46,717,200
  (a) Waters Corp. ...............................................................................       919,100       52,783,913
                                                                                                                   --------------
                                                                                                                      721,898,017
                                                                                                                   --------------
      INDUSTRIALS 12.7%
  (a) Allegiant Travel Co. .......................................................................       481,852       18,170,639
      AMETEK Inc. ................................................................................       872,000       30,424,080
      C.H. Robinson Worldwide Inc. ...............................................................       435,000       23,972,850
  (a) Copart Inc. ................................................................................       560,000       18,015,200
      Danaher Corp. ..............................................................................       398,400       27,182,832
      Expeditors International of Washington Inc. ................................................       520,000       16,754,400
      Flowserve Corp. ............................................................................       486,800       47,808,628
      Fluor Corp. ................................................................................       350,000       15,547,000
      J.B. Hunt Transport Services Inc. ..........................................................       575,000       17,284,500
  (a) Jacobs Engineering Group Inc. ..............................................................       564,900       23,889,621
      Knight Transportation Inc. .................................................................       500,000        8,020,000
      Precision Castparts Corp. ..................................................................       507,110       48,444,218
      Robert Half International Inc. .............................................................       939,800       21,803,360
      Rockwell Collins Inc. ......................................................................       764,300       38,505,434
  (a) Ryanair Holdings PLC, ADR (Ireland) ........................................................     1,256,600       34,267,482
  (a) Tetra Tech Inc. ............................................................................       500,000       12,865,000
  (a) Verisk Analytics Inc., A ...................................................................       275,200        7,548,736
                                                                                                                   --------------
                                                                                                                      410,503,980
                                                                                                                   --------------


                             82 | Semiannual Report

Franklin Strategic Series

      FRANKLIN SMALL-MID CAP GROWTH FUND                                                                SHARES         VALUE
      ----------------------------------                                                             -----------   --------------
      COMMON STOCKS (CONTINUED)
      INFORMATION TECHNOLOGY 27.7%
  (a) Activision Blizzard Inc. ...................................................................     2,106,700   $   22,815,561
  (a) Alliance Data Systems Corp. ................................................................       877,400       48,239,452
      Analog Devices Inc. ........................................................................       550,000       14,096,500
  (a) ANSYS Inc. .................................................................................     1,122,200       45,538,876
  (a) Avago Technologies Ltd. (Singapore) ........................................................       700,000       10,500,000
  (a) Citrix Systems Inc. ........................................................................       835,000       30,694,600
  (a) Concur Technologies Inc. ...................................................................       559,600       19,944,144
      FactSet Research Systems Inc. ..............................................................       730,000       46,756,500
  (a) FLIR Systems Inc. ..........................................................................     1,850,000       51,448,500
  (a) FormFactor Inc. ............................................................................     1,467,524       24,933,233
  (a) Hittite Microwave Corp. ....................................................................       719,300       26,470,240
  (a) Juniper Networks Inc. ......................................................................       925,000       23,596,750
  (a) Lam Research Corp. .........................................................................     1,000,000       33,720,000
      MasterCard Inc., A .........................................................................       300,000       65,706,000
  (a) McAfee Inc. ................................................................................       730,200       30,580,776
  (a) NetApp Inc. ................................................................................     1,675,100       45,311,455
  (a) Nuance Communications Inc. .................................................................     4,504,500       59,053,995
  (a) Polycom Inc. ...............................................................................       700,000       15,029,000
  (a) SAIC Inc. ..................................................................................     1,979,700       35,060,487
  (a) Silicon Laboratories Inc. ..................................................................     1,380,400       57,838,760
  (a) Sybase Inc. ................................................................................       825,000       32,637,000
      Tandberg ASA (Norway) ......................................................................     2,150,000       57,676,062
  (a) Trimble Navigation Ltd. ....................................................................     1,391,660       29,183,110
  (a) Varian Semiconductor Equipment Associates Inc. .............................................     1,069,938       30,375,540
  (a) ViaSat Inc. ................................................................................       562,567       16,398,828
      Xilinx Inc. ................................................................................     1,150,000       25,012,500
                                                                                                                   --------------
                                                                                                                      898,617,869
                                                                                                                   --------------
      MATERIALS 2.3%
      Celanese Corp., A ..........................................................................     1,500,000       41,175,000
      Ecolab Inc. ................................................................................       746,300       32,807,348
                                                                                                                   --------------
                                                                                                                       73,982,348
                                                                                                                   --------------
      TELECOMMUNICATION SERVICES 2.6%
  (a) American Tower Corp., A ....................................................................       838,100       30,858,842
(a,c) Anda Networks ..............................................................................        91,107           70,152
  (a) SBA Communications Corp. ...................................................................     1,844,000       52,019,240
                                                                                                                   --------------
                                                                                                                       82,948,234
                                                                                                                   --------------
      TOTAL COMMON STOCKS (COST $2,776,108,153) ..................................................                  3,238,347,762
                                                                                                                   --------------

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
                                                                                                     -----------
      CONVERTIBLE BONDS (COST $3,282,534) 0.1%
      INFORMATION TECHNOLOGY 0.1%
  (d) Alliance Data Systems Corp., cvt., senior note, 144A, 4.75%, 5/15/14 .......................   $ 3,243,000        4,467,232
                                                                                                                   --------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $2,779,390,687) ......................                  3,242,814,994
                                                                                                                   --------------


                             Semiannual Report | 83

Franklin Strategic Series

      FRANKLIN SMALL-MID CAP GROWTH FUND                                                                SHARES         VALUE
      ----------------------------------                                                             -----------   --------------
      SHORT TERM INVESTMENTS 1.2%
      MONEY MARKET FUNDS (COST $31,073,014) 0.9%
  (a) Bank of New York Institutional Cash Reserve Fund, Series B .................................       836,763   $      669,411
  (e) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ................................    30,236,251       30,236,251
                                                                                                                   --------------
                                                                                                                       30,905,662
                                                                                                                   --------------
  (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.3%
      MONEY MARKET FUNDS (COST $9,367,000) 0.3%
  (g) Bank of New York Institutional Cash Reserve Fund, Series A, 0.05% ..........................     9,367,000        9,367,000
                                                                                                                   --------------
      TOTAL INVESTMENTS (COST $2,819,830,701) 101.1% .............................................                  3,283,087,656
      OTHER ASSETS, LESS LIABILITIES (1.1)% ......................................................                    (36,979,788)
                                                                                                                   --------------
      NET ASSETS 100.0% ..........................................................................                 $3,246,107,868
                                                                                                                   ==============

See Abbreviations on page 112.

(a)  Non-income producing.

(b) A portion or all of the security is on loan at October 31, 2009. See Note 1(d).

(c)  See Note 8 regarding restricted securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the value of this security was $4,467,232, representing 0.14% of net assets.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(d) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2009 (unaudited)

                                                                                                                 FRANKLIN
                                                                                  FRANKLIN        FRANKLIN        GROWTH
                                                                                  FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                                                 GROWTH FUND     EQUITY FUND       FUND
                                                                               --------------   ------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................   $2,232,150,587   $ 8,497,838    $ 310,265,783
      Cost - Sweep Money Fund (Note 7) .....................................       38,455,621     1,000,807        8,671,192
                                                                               --------------   -----------    -------------
      Total cost of investments ............................................   $2,270,606,208   $ 9,498,645    $ 318,936,975
                                                                               --------------   -----------    -------------
      Value - Unaffiliated issuers .........................................   $2,683,614,205   $ 9,230,390    $ 383,582,268
      Value - Sweep Money Fund (Note 7) ....................................       38,455,621     1,000,807        8,671,192
                                                                               --------------   -----------    -------------
      Total value of investments ...........................................    2,722,069,826    10,231,197      392,253,460
   Receivables:
      Investment securities sold ...........................................       29,766,669            --        9,306,361
      Capital shares sold ..................................................        3,687,221       106,437          848,805
      Dividends ............................................................        1,260,810         8,591            8,550
      Affiliates ...........................................................               --         6,235               --
   Other assets ............................................................            1,121             2              119
                                                                               --------------   -----------    -------------
         Total assets ......................................................    2,756,785,647    10,352,462      402,417,295
                                                                               --------------   -----------    -------------
Liabilities:
   Payables:
      Investment securities purchased ......................................       16,799,179       541,184       12,886,896
      Capital shares redeemed ..............................................        3,952,111         9,758        1,768,565
      Affiliates ...........................................................        2,111,319            --          242,356
      Allocator Funds (Note 10) ............................................           79,187            --           26,441
   Accrued expenses and other liabilities ..................................          253,092        15,897           71,451
                                                                               --------------   -----------    -------------
         Total liabilities .................................................       23,194,888       566,839       14,995,709
                                                                               --------------   -----------    -------------
            Net assets, at value ...........................................   $2,733,590,759   $ 9,785,623    $ 387,421,586
                                                                               ==============   ===========    =============
Net assets consist of:
   Paid-in capital .........................................................   $2,464,961,073   $10,385,510    $ 503,031,878
   Undistributed net investment income (loss) ..............................       (2,280,985)       (2,524)      (1,306,598)
   Net unrealized appreciation (depreciation) ..............................      451,463,618       732,768       73,316,485
   Accumulated net realized gain (loss) ....................................     (180,552,947)   (1,330,131)    (187,620,179)
                                                                               --------------   -----------    -------------
            Net assets, at value ...........................................   $2,733,590,759   $ 9,785,623    $ 387,421,586
                                                                               ==============   ===========    =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

October 31, 2009 (unaudited)

                                                                                                                 FRANKLIN
                                                                                   FRANKLIN       FRANKLIN        GROWTH
                                                                                   FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                                                 GROWTH FUND     EQUITY FUND        FUND
                                                                               --------------   ------------   -------------
CLASS A:
   Net assets, at value ....................................................   $1,667,494,216    $8,169,194     $146,076,275
                                                                               ==============    ==========     ============
   Shares outstanding ......................................................       44,136,946     1,055,340        8,867,286
                                                                               ==============    ==========     ============
   Net asset value per share(a) ............................................   $        37.78    $     7.74     $      16.47
                                                                               ==============    ==========     ============
   Maximum offering price per share (net asset value per share / 94.25%) ...   $        40.08    $     8.21     $      17.47
                                                                               ==============    ==========     ============
CLASS B:
   Net assets, at value ....................................................   $   40,610,204            --     $  5,725,601
                                                                               ==============    ==========     ============
   Shares outstanding ......................................................        1,166,103            --          371,811
                                                                               ==============    ==========     ============
   Net asset value and maximum offering price per share(a) .................   $        34.83            --     $      15.40
                                                                               ==============    ==========     ============
CLASS C:
   Net assets, at value ....................................................   $  283,406,080    $  903,549     $ 38,258,293
                                                                               ==============    ==========     ============
   Shares outstanding ......................................................        8,120,622       117,876        2,490,670
                                                                               ==============    ==========     ============
   Net asset value and maximum offering price per share(a) .................   $        34.90    $     7.67     $      15.36
                                                                               ==============    ==========     ============
CLASS R:
   Net assets, at value ....................................................   $   51,487,768    $   10,479     $ 11,360,884
                                                                               ==============    ==========     ============
   Shares outstanding ......................................................        1,388,189         1,356          701,166
                                                                               ==============    ==========     ============
   Net asset value and maximum offering price per share ....................   $        37.09    $     7.73     $      16.20
                                                                               ==============    ==========     ============
ADVISOR CLASS:
   Net assets, at value ....................................................   $  690,592,491    $  702,401     $186,000,533
                                                                               ==============    ==========     ============
   Shares outstanding ......................................................       18,056,002        90,479       10,943,638
                                                                               ==============    ==========     ============
   Net asset value and maximum offering price per share ....................   $        38.25    $     7.76     $      17.00
                                                                               ==============    ==========     ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             86 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

October 31, 2009 (unaudited)

                                                                                  FRANKLIN       FRANKLIN
                                                                                  SMALL CAP    SMALL-MID CAP
                                                                                 GROWTH FUND    GROWTH FUND
                                                                               -------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................   $ 259,318,466   $2,789,594,450
      Cost - Sweep Money Fund (Note 7) .....................................       7,606,572       30,236,251
                                                                               -------------   --------------
      Total cost of investments ............................................   $ 266,925,038   $2,819,830,701
                                                                               =============   ==============
      Value - Unaffiliated issuers .........................................   $ 283,273,359   $3,252,851,405
      Value - Sweep Money Fund (Note 7) ....................................       7,606,572       30,236,251
                                                                               -------------   --------------
      Total value of investments(a) ........................................     290,879,931    3,283,087,656
   Receivables:
      Investment securities sold ...........................................       6,139,138        2,122,869
      Capital shares sold ..................................................         270,073        2,591,725
      Dividends and interest ...............................................          20,635          691,101
   Other assets ............................................................             186            1,703
                                                                               -------------   --------------
         Total assets ......................................................     297,309,963    3,288,495,054
                                                                               -------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ......................................       8,305,966       19,699,773
      Capital shares redeemed ..............................................       1,586,418        8,172,191
      Affiliates ...........................................................         329,257        2,660,195
      Allocator Funds (Note 10) ............................................          10,967               --
   Funds advanced by custodian .............................................              --          836,763
   Payable upon return of securities loaned ................................         640,000        9,367,000
   Accrued expenses and other liabilities ..................................         148,254        1,651,264
                                                                               -------------   --------------
         Total liabilities .................................................      11,020,862       42,387,186
                                                                               -------------   --------------
            Net assets, at value ...........................................   $ 286,289,101   $3,246,107,868
                                                                               =============   ==============
Net assets consist of:
   Paid-in capital .........................................................   $ 381,398,693   $3,340,572,370
   Undistributed net investment income (loss) ..............................      (1,960,257)      (9,442,380)
   Net unrealized appreciation (depreciation) ..............................      23,954,893      463,256,955
   Accumulated net realized gain (loss) ....................................    (117,104,228)    (548,279,077)
                                                                               -------------   --------------
            Net assets, at value ...........................................   $ 286,289,101   $3,246,107,868
                                                                               =============   ==============
(a) Includes securities loaned                                                 $     543,179   $    7,947,400

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

October 31, 2009 (unaudited)

                                                                                FRANKLIN        FRANKLIN
                                                                                SMALL CAP     SMALL-MID CAP
                                                                               GROWTH FUND     GROWTH FUND
                                                                              ------------   --------------
CLASS A:
   Net assets, at value ...................................................   $149,590,533   $2,240,297,068
                                                                              ============   ==============
   Shares outstanding .....................................................     19,456,847       85,159,058
                                                                              ============   ==============
   Net asset value per share(a) ...........................................   $       7.69   $        26.31
                                                                              ============   ==============
   Maximum offering price per share (net asset value per share / 94.25%) ..   $       8.16   $        27.92
                                                                              ============   ==============
CLASS B:
   Net assets, at value ...................................................   $  9,743,428   $   14,708,721
                                                                              ============   ==============
   Shares outstanding .....................................................      1,384,620          596,802
                                                                              ============   ==============
   Net asset value and maximum offering price per share(a) ................   $       7.04   $        24.65
                                                                              ============   ==============
CLASS C:
   Net assets, at value ...................................................   $ 45,757,860   $  318,193,408
                                                                              ============   ==============
   Shares outstanding .....................................................      6,494,161       13,371,537
                                                                              ============   ==============
   Net asset value and maximum offering price per share(a) ................   $       7.05   $        23.80
                                                                              ============   ==============
CLASS R:
   Net assets, at value ...................................................   $  2,109,467   $   65,538,467
                                                                              ============   ==============
   Shares outstanding .....................................................        280,975        2,550,923
                                                                              ============   ==============
   Net asset value and maximum offering price per share ...................   $       7.51   $        25.69
                                                                              ============   ==============
ADVISOR CLASS:
   Net assets, at value ...................................................   $ 79,087,813   $  607,370,204
                                                                              ============   ==============
   Shares outstanding .....................................................      9,931,277       22,491,975
                                                                              ============   ==============
   Net asset value and maximum offering price per share ...................   $       7.96   $        27.00
                                                                              ============   ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2009 (unaudited)

                                                                                                                          FRANKLIN
                                                                                            FRANKLIN      FRANKLIN         GROWTH
                                                                                            FLEX CAP    FOCUSED CORE   OPPORTUNITIES
                                                                                          GROWTH FUND   EQUITY FUND         FUND
                                                                                         ------------   ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................................   $ 10,788,712    $   42,622    $   808,249
      Sweep Money Fund (Note 7) ......................................................          4,832            12            552
   Income from securities loaned .....................................................         25,752            --             --
                                                                                         ------------    ----------    -----------
          Total investment income ....................................................     10,819,296        42,634        808,801
                                                                                         ------------    ----------    -----------
Expenses:
   Management fees (Note 3a) .........................................................      5,719,101        27,447        858,798
   Administrative fees (Note 3b) .....................................................             --         7,512        349,745
   Distribution fees: (Note 3c)
      Class A ........................................................................      1,951,483        10,990        177,434
      Class B ........................................................................        213,436            --         28,843
      Class C ........................................................................      1,356,038         2,565        172,761
      Class R ........................................................................        122,778            21         25,040
   Transfer agent fees (Note 3e) .....................................................      3,105,725         2,481        362,454
   Special servicing agreement fees (Note 10) ........................................        449,256            --        150,816
   Custodian fees (Note 4) ...........................................................         16,527            70          2,896
   Reports to shareholders ...........................................................        187,712         1,416         32,649
   Registration and filing fees ......................................................         64,242        21,157         41,638
   Professional fees .................................................................         24,106        15,246         17,635
   Trustees' fees and expenses .......................................................         26,400            55          3,630
   Other .............................................................................         53,970         1,759          7,068
                                                                                         ------------    ----------    -----------
         Total expenses ..............................................................     13,290,774        90,719      2,231,407
         Expense reductions (Note 4) .................................................           (187)           (1)            --
         Expenses waived/paid by affiliates (Note 3f) ................................       (194,746)      (43,424)      (116,008)
                                                                                         ------------    ----------    -----------
            Net expenses .............................................................     13,095,841        47,294      2,115,399
                                                                                         ------------    ----------    -----------
               Net investment income (loss) ..........................................     (2,276,545)       (4,660)    (1,306,598)
                                                                                         ------------    ----------    -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................    (84,004,650)     (642,260)    19,849,133
      Foreign currency transactions ..................................................             --          (259)      (122,123)
                                                                                         ------------    ----------    -----------
               Net realized gain (loss) ..............................................    (84,004,650)     (642,519)    19,727,010
                                                                                         ------------    ----------    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    459,503,386     2,088,039     38,876,528
      Translation of other assets and liabilities denominated in foreign currencies ..             --           341           (170)
                                                                                         ------------    ----------    -----------
               Net change in unrealized appreciation (depreciation) ..................    459,503,386     2,088,380     38,876,358
                                                                                         ------------    ----------    -----------
Net realized and unrealized gain (loss) ..............................................    375,498,736     1,445,861     58,603,368
                                                                                         ------------    ----------    -----------
Net increase (decrease) in net assets resulting from operations ......................   $373,222,191    $1,441,201    $57,296,770
                                                                                         ============    ==========    ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2009 (unaudited)

                                                                                           FRANKLIN       FRANKLIN
                                                                                          SMALL CAP    SMALL-MID CAP
                                                                                         GROWTH FUND    GROWTH FUND
                                                                                         -----------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................................   $   106,112   $  7,652,474
      Sweep Money Fund (Note 7) ......................................................           284          5,530
   Interest ..........................................................................            --        195,058
   Income from securities loaned .....................................................        44,418      1,122,446
                                                                                         -----------   ------------
             Total investment income .................................................       150,814      8,975,508
                                                                                         -----------   ------------
Expenses:
   Management fees (Note 3a) .........................................................       754,763      7,386,778
   Administrative fees (Note 3b) .....................................................       278,862             --
   Distribution fees: (Note 3c)
      Class A ........................................................................       194,900      2,903,828
      Class B ........................................................................        65,513         72,581
      Class C ........................................................................       229,639      1,557,731
      Class R ........................................................................         5,527        158,884
   Transfer agent fees (Note 3e) .....................................................       453,117      5,292,511
   Special servicing agreement fees (Note 10) ........................................        61,762             --
   Custodian fees (Note 4) ...........................................................         4,064         29,176
   Reports to shareholders ...........................................................        39,878        289,817
   Registration and filing fees ......................................................        28,315         55,892
   Professional fees .................................................................        15,888         31,006
   Trustees' fees and expenses .......................................................         4,431         40,258
   Other .............................................................................         8,310        314,111
                                                                                         -----------   ------------
            Total expenses ...........................................................     2,144,969     18,132,573
            Expense reductions (Note 4) ..............................................            --           (111)
            Expenses waived/paid by affiliates (Note 3f) .............................       (33,898)            --
                                                                                         -----------   ------------
               Net expenses ..........................................................     2,111,071     18,132,462
                                                                                         -----------   ------------
                  Net investment income (loss) .......................................    (1,960,257)    (9,156,954)
                                                                                         -----------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................     4,273,787    134,448,828
         Non-controlled affiliated issuers (Note 9) ..................................            --     (9,418,193)
      Foreign currency transactions ..................................................        (8,752)        65,968
                                                                                         -----------   ------------
                  Net realized gain (loss) ...........................................     4,265,035    125,096,603
                                                                                         -----------   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    45,439,948    412,873,367
      Translation of other assets and liabilities denominated in foreign currencies ..          (112)        (2,617)
                                                                                         -----------   ------------
                  Net change in unrealized appreciation (depreciation) ...............    45,439,836    412,870,750
                                                                                         -----------   ------------
Net realized and unrealized gain (loss) ..............................................    49,704,871    537,967,353
                                                                                         -----------   ------------
Net increase (decrease) in net assets resulting from operations ......................   $47,744,614   $528,810,399
                                                                                         ===========   ============

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRANKLIN FLEX CAP                FRANKLIN FOCUSED CORE
                                                                           GROWTH FUND                        EQUITY FUND
                                                              ---------------------------------   ---------------------------------
                                                              SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              OCTOBER 31, 2009     YEAR ENDED     OCTOBER 31, 2009    PERIOD ENDED
                                                                 (UNAUDITED)     APRIL 30, 2009      (UNAUDITED)     APRIL 30, 2009
                                                              ----------------   --------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................    $   (2,276,545)   $   (3,677,869)     $   (4,660)      $    41,035
      Net realized gain (loss) from investments and
         foreign currency transactions ....................       (84,004,650)      (87,232,126)       (642,519)         (683,456)
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in
         foreign currencies ...............................       459,503,386      (764,613,305)      2,088,380          (644,799)
                                                               --------------    --------------      ----------       -----------
            Net increase (decrease) in net assets
               resulting from operations ..................       373,222,191      (855,523,300)      1,441,201        (1,287,220)
                                                               --------------    --------------      ----------       -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................                --                --              --           (74,501)
         Class C ..........................................                --                --              --            (1,612)
         Class R ..........................................                --                --              --               (83)
         Advisor Class ....................................                --                --              --            (2,076)
      Net realized gains:
         Class A ..........................................                --                --              --           (16,497)
         Class C ..........................................                --                --              --              (426)
         Class R ..........................................                --                --              --               (22)
         Advisor Class ....................................                --                --              --              (403)
                                                               --------------    --------------      ----------       -----------
   Total distributions to shareholders ....................                --                --              --           (95,620)
                                                               --------------    --------------      ----------       -----------
   Capital share transactions: (Note 2)
         Class A ..........................................        66,413,514       (51,271,229)      1,965,232         1,542,220
         Class B ..........................................        (8,123,498)      (26,638,743)             --                --
         Class C ..........................................           867,049       (19,089,342)        716,113            97,423
         Class R ..........................................           341,963        (3,859,450)          2,573                --
         Advisor Class ....................................       236,313,326       123,671,368         492,829            38,570
                                                               --------------    --------------      ----------       -----------
   Total capital share transactions .......................       295,812,354        22,812,604       3,176,747         1,678,213
                                                               --------------    --------------      ----------       -----------
   Redemption fees ........................................                --             2,260              --                --
                                                               --------------    --------------      ----------       -----------
            Net increase (decrease) in net assets .........       669,034,545      (832,708,436)      4,617,948           295,373
Net assets:
   Beginning of period ....................................     2,064,556,214     2,897,264,650       5,167,675         4,872,302
                                                               --------------    --------------      ----------       -----------
   End of period ..........................................    $2,733,590,759    $2,064,556,214      $9,785,623       $ 5,167,675
                                                               ==============    ==============      ==========       ===========
Undistributed net investment income (loss) included in
   net assets:
      End of period .......................................    $   (2,280,985)   $       (4,440)     $   (2,524)      $     2,136
                                                               ==============    ==============      ==========       ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        FRANKLIN GROWTH                   FRANKLIN SMALL CAP
                                                                       OPPORTUNITIES FUND                     GROWTH FUND
                                                              ---------------------------------   ---------------------------------
                                                              SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              OCTOBER 31, 2009     YEAR ENDED     OCTOBER 31, 2009     YEAR ENDED
                                                                (UNAUDITED)      APRIL 30, 2009      (UNAUDITED)     APRIL 30, 2009
                                                              ----------------   --------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................     $ (1,306,598)     $ (2,317,619)    $ (1,960,257)     $  (4,544,515)
      Net realized gain (loss) from investments and
         foreign currency transactions ....................       19,727,010       (73,192,892)       4,265,035       (100,903,807)
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in
         foreign currencies ...............................       38,876,358       (18,030,525)      45,439,836        (67,036,715)
                                                                ------------      ------------     ------------      -------------
            Net increase (decrease) in net assets
               resulting from operations ..................       57,296,770       (93,541,036)      47,744,614       (172,485,037)
                                                                ------------      ------------     ------------      -------------
   Distributions to shareholders from net realized gains:
      Class A .............................................               --                --               --         (1,831,877)
      Class B .............................................               --                --               --           (287,838)
      Class C .............................................               --                --               --           (552,458)
      Class R .............................................               --                --               --            (22,400)
      Advisor Class .......................................               --                --               --         (1,312,092)
                                                                ------------      ------------     ------------      -------------
   Total distributions to shareholders ....................               --                --               --         (4,006,665)
                                                                ------------      ------------     ------------      -------------
   Capital share transactions: (Note 2)
      Class A .............................................       25,131,674        10,380,355        1,830,393        (75,656,594)
      Class B .............................................         (384,871)       (2,912,763)      (7,939,737)       (24,020,660)
      Class C .............................................        5,228,033         1,204,624       (2,268,547)       (14,625,680)
      Class R .............................................        2,413,800         1,865,922         (200,323)          (472,497)
      Advisor Class .......................................       16,824,127        65,072,564        8,877,730        (96,965,191)
                                                                ------------      ------------     ------------      -------------
   Total capital share transactions .......................       49,212,763        75,610,702          299,516       (211,740,622)
                                                                ------------      ------------     ------------      -------------
   Redemption fees ........................................               --               966               --              1,057
                                                                ------------      ------------     ------------      -------------
            Net increase (decrease) in net assets .........      106,509,533       (17,929,368)      48,044,130       (388,231,267)
Net assets:
   Beginning of period ....................................      280,912,053       298,841,421      238,244,971        626,476,238
                                                                ------------      ------------     ------------      -------------
   End of period ..........................................     $387,421,586      $280,912,053     $286,289,101      $ 238,244,971
                                                                ============      ============     ============      =============
Undistributed net investment income (loss) included in
   net assets:
      End of period .......................................     $ (1,306,598)     $         --     $ (1,960,257)     $          --
                                                                ============      ============     ============      =============

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      FRANKLIN SMALL-MID CAP
                                                                                                            GROWTH FUND
                                                                                               ----------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               OCTOBER 31, 2009      YEAR ENDED
                                                                                                  (UNAUDITED)      APRIL 30, 2009
                                                                                               ----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .........................................................   $    (9,156,954)   $   (19,042,195)
      Net realized gain (loss) from investments and foreign currency transactions ..........       125,096,603       (669,896,804)
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ....................       412,870,750       (976,775,522)
                                                                                               ---------------    ---------------
            Net increase (decrease) in net assets resulting from operations ................       528,810,399     (1,665,714,521)
                                                                                               ---------------    ---------------
   Distributions to shareholders from net realized gains:
      Class A ..............................................................................                --         (6,612,344)
      Class B ..............................................................................                --            (42,726)
      Class C ..............................................................................                --           (939,029)
      Class R ..............................................................................                --           (162,759)
      Advisor Class ........................................................................                --         (1,349,787)
                                                                                               ---------------    ---------------
   Total distributions to shareholders .....................................................                --         (9,106,645)
                                                                                               ---------------    ---------------
   Capital share transactions: (Note 2)
      Class A ..............................................................................      (331,585,404)      (895,592,567)
      Class B ..............................................................................          (939,813)        (4,302,513)
      Class C ..............................................................................       (15,865,619)       (75,422,060)
      Class R ..............................................................................         1,010,730        (11,231,755)
      Advisor Class ........................................................................        17,319,742        (78,299,057)
                                                                                               ---------------    ---------------
   Total capital share transactions ........................................................      (330,060,364)    (1,064,847,952)
                                                                                               ---------------    ---------------
   Redemption fees .........................................................................                --             35,916
                                                                                               ---------------    ---------------
            Net increase (decrease) in net assets ..........................................       198,750,035     (2,739,633,202)
Net assets:
   Beginning of period .....................................................................     3,047,357,833      5,786,991,035
                                                                                               ---------------    ---------------
   End of period ...........................................................................   $ 3,246,107,868    $ 3,047,357,833
                                                                                               ===============    ===============
Undistributed net investment income (loss) included in net assets:
   End of period ...........................................................................   $    (9,442,380)   $      (285,426)
                                                                                               ===============    ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, CLASS R & ADVISOR CLASS   CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------   --------------------------------------------------
Franklin Focused Core Equity Fund           Franklin Flex Cap Growth Fund
                                            Franklin Growth Opportunities Fund
                                            Franklin Small Cap Growth Fund
                                            Franklin Small-Mid Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

A.   SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might


                             94 | Semiannual Report

Franklin Strategic Series

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.   SECURITY VALUATION (CONTINUED)

call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.   SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Funds may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 95

Franklin Strategic Series

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.   SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund (BNY Institutional Cash Reserve Fund or ICRF) managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At October 31, 2009, the Franklin Flex Cap Growth Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon (BNYM) advised the funds that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Franklin Small-Mid Cap Growth Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

E.   INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and has determined that no provision for income tax is required in the Funds' financial statements.

F.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications


                             96 | Semiannual Report

Franklin Strategic Series

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 97

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                FRANKLIN              FRANKLIN FOCUSED
                                          FLEX CAP GROWTH FUND        CORE EQUITY FUND
                                      ---------------------------   --------------------
                                         SHARES         AMOUNT       SHARES     AMOUNT
                                      -----------   -------------   -------   ----------
CLASS A SHARES:
Six Months ended October 31, 2009
   Shares sold ....................     6,112,804   $ 215,421,731   316,624   $2,238,691
   Shares redeemed ................    (4,176,929)   (149,008,217)  (40,542)    (273,459)
                                       ----------   -------------   -------   ----------
   Net increase (decrease) ........     1,935,875   $  66,413,514   276,082   $1,965,232
                                       ==========   =============   =======   ==========
Year ended April 30, 2009
   Shares sold ....................    10,241,362   $ 362,573,642   292,595   $1,835,475
   Shares issued in reinvestment of
      distributions ...............            --              --     5,075       26,184
   Shares redeemed ................   (11,986,727)   (413,844,871)  (54,000)    (319,439)
                                       ----------   -------------   -------   ----------
   Net increase (decrease) ........    (1,745,365)  $ (51,271,229)  243,670   $1,542,220
                                       ==========   =============   =======   ==========
CLASS B SHARES:
Six Months ended October 31, 2009
   Shares sold ....................        37,911   $   1,218,136
   Shares redeemed ................      (286,129)     (9,341,634)
                                       ----------   -------------
   Net increase (decrease) ........      (248,218)  $  (8,123,498)
                                       ==========   =============
Year ended April 30, 2009
   Shares sold ....................       174,451   $   6,264,143
   Shares redeemed ................    (1,000,893)    (32,902,886)
                                       ----------   -------------
   Net increase (decrease) ........      (826,442)  $ (26,638,743)
                                       ==========   =============
CLASS C SHARES:
Six Months ended October 31, 2009
   Shares sold ....................       760,795   $  24,827,334   115,487   $  817,802
   Shares redeemed ................      (722,904)    (23,960,285)  (14,534)    (101,689)
                                       ----------   -------------   -------   ----------
   Net increase (decrease) ........        37,891   $     867,049   100,953   $  716,113
                                       ==========   =============   =======   ==========
Year ended April 30, 2009
   Shares sold ....................     1,834,066   $  61,876,028    30,484   $  195,267
   Shares issued in reinvestment of
       distributions ..............            --              --       376        1,933
   Shares redeemed ................    (2,540,857)    (80,965,370)  (18,632)     (99,777)
                                       ----------   -------------   -------   ----------
   Net increase (decrease) ........      (706,791)  $ (19,089,342)   12,228   $   97,423
                                       ==========   =============   =======   ==========
CLASS R SHARES:
Six Months ended October 31, 2009
   Shares sold ....................       244,143   $   8,555,907       356   $    2,573
   Shares redeemed ................      (232,916)     (8,213,944)       --           --
                                       ----------   -------------   -------   ----------
   Net increase (decrease) ........        11,227   $     341,963       356   $    2,573
                                       ==========   =============   =======   ==========
Year ended April 30, 2009
   Shares sold ....................       439,184   $  15,149,663        --   $       --
   Shares redeemed ................      (531,171)    (19,009,113)       --           --
                                       ----------   -------------   -------   ----------
   Net increase (decrease) ........       (91,987)  $  (3,859,450)       --   $       --
                                       ==========   =============   =======   ==========


                             98 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                FRANKLIN            FRANKLIN FOCUSED
                                          FLEX CAP GROWTH FUND      CORE EQUITY FUND
                                      --------------------------   -----------------
                                        SHARES         AMOUNT      SHARES    AMOUNT
                                      ----------   -------------   ------   --------
ADVISOR CLASS SHARES:
Six Months ended October 31, 2009
   Shares sold ....................    7,593,030   $261,623,408    68,638   $529,768
   Shares redeemed ................     (650,766)   (25,310,082)   (4,758)   (36,939)
                                      ----------   ------------    ------   --------
   Net increase (decrease) ........    6,942,264   $236,313,326    63,880   $492,829
                                      ==========   ============    ======   ========
Year ended April 30, 2009
   Shares sold ....................    4,690,791   $161,366,894     9,728   $ 57,955
   Shares issued in reinvestment of
      distributions ...............           --             --       479      2,478
   Shares redeemed ................   (1,122,724)   (37,695,526)   (3,275)   (21,863)
                                      ----------   ------------    ------   --------
   Net increase (decrease) ........    3,568,067   $123,671,368     6,932   $ 38,570
                                      ==========   ============    ======   ========

                                           FRANKLIN GROWTH                   FRANKLIN
                                          OPPORTUNITIES FUND          SMALL CAP GROWTH FUND
                                      -------------------------    ---------------------------
                                        SHARES        AMOUNT          SHARES         AMOUNT
                                      ----------   ------------    -----------   -------------
CLASS A SHARES:
Six Months ended October 31, 2009
   Shares sold ....................    2,770,850   $ 42,476,344      2,925,615   $  21,708,505
   Shares redeemed ................   (1,103,924)   (17,344,670)    (2,667,239)    (19,878,112)
                                      ----------   ------------    -----------   -------------
   Net increase (decrease) ........    1,666,926   $ 25,131,674        258,376   $   1,830,393
                                      ==========   ============    ===========   =============
Year ended April 30, 2009
   Shares sold ....................    3,112,008   $ 50,885,144      6,425,475   $  44,816,186
   Shares issued in reinvestment of
      distributions ...............           --             --        303,971       1,674,888
   Shares redeemed ................   (2,756,442)   (40,504,789)   (17,673,940)   (122,147,668)
                                      ----------   ------------    -----------   -------------
   Net increase (decrease) ........      355,566   $ 10,380,355    (10,944,494)  $ (75,656,594)
                                      ==========   ============    ===========   =============
CLASS B SHARES:
Six Months ended October 31, 2009
   Shares sold ....................       68,927   $    975,731         75,221   $     513,038
   Shares redeemed ................      (90,647)    (1,360,602)    (1,265,745)     (8,452,775)
                                      ----------   ------------    -----------   -------------
   Net increase (decrease) ........      (21,720)  $   (384,871)    (1,190,524)  $  (7,939,737)
                                      ==========   ============    ===========   =============
Year ended April 30, 2009
   Shares sold ....................       89,385   $  1,452,710        127,271   $     787,604
   Shares issued in reinvestment of
      distributions ...............           --             --         50,780         257,961
   Shares redeemed ................     (304,157)    (4,365,473)    (3,829,822)    (25,066,225)
                                      ----------   ------------    -----------   -------------
   Net increase (decrease) ........     (214,772)  $ (2,912,763)    (3,651,771)  $ (24,020,660)
                                      ==========   ============    ===========   =============


                             Semiannual Report | 99

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN GROWTH                FRANKLIN
                                         OPPORTUNITIES FUND         SMALL CAP GROWTH FUND
                                      ------------------------   --------------------------
                                        SHARES       AMOUNT         SHARES         AMOUNT
                                      ---------   ------------   -----------   ------------
CLASS C SHARES:
Six Months ended October 31, 2009
   Shares sold ....................     654,526   $  9,327,389       407,106   $   2,751,369
   Shares redeemed ................    (282,468)    (4,099,356)     (729,371)     (5,019,916)
                                      ---------   ------------   -----------   -------------
   Net increase (decrease) ........     372,058   $  5,228,033      (322,265)  $  (2,268,547)
                                      =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold ....................     835,214   $ 12,871,578       643,124   $   3,814,156
   Shares issued in reinvestment of
      distributions ...............          --             --        99,237         504,123
   Shares redeemed ................    (845,384)   (11,666,954)   (2,919,407)    (18,943,959)
                                      ---------   ------------   -----------   -------------
   Net increase (decrease) ........     (10,170)  $  1,204,624    (2,177,046)  $ (14,625,680)
                                      =========   ============   ===========   =============
CLASS R SHARES:
Six Months ended October 31, 2009
   Shares sold ....................     357,109   $  5,453,888        40,016   $     284,378
   Shares redeemed ................    (191,487)    (3,040,088)      (64,216)       (484,701)
                                      ---------   ------------   -----------   -------------
   Net increase (decrease) ........     165,622   $  2,413,800       (24,200)  $    (200,323)
                                      =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold ....................     341,730   $  4,955,460       125,708   $     888,845
   Shares issued in reinvestment of
      distributions ...............          --             --         4,156          22,400
   Shares redeemed ................    (203,276)    (3,089,538)     (180,155)     (1,383,742)
                                      ---------   ------------   -----------   -------------
   Net increase (decrease) ........     138,454   $  1,865,922       (50,291)  $    (472,497)
                                      =========   ============   ===========   =============
ADVISOR CLASS SHARES:
Six Months ended October 31, 2009
   Shares sold ....................   1,210,233   $ 18,862,497     1,446,428   $  10,886,921
   Shares redeemed ................    (125,460)    (2,038,370)     (258,336)     (2,009,191)
                                      ---------   ------------   -----------   -------------
   Net increase (decrease) ........   1,084,773   $ 16,824,127     1,188,092   $   8,877,730
                                      =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold ....................   5,178,762   $ 69,117,750     4,621,864   $  31,513,259
   Shares issued in reinvestment of
      distributions ...............          --             --       228,548       1,302,723
   Shares redeemed ................    (264,983)    (4,045,186)  (19,665,807)   (129,781,173)
                                      ---------   ------------   -----------   -------------
   Net increase (decrease) ........   4,913,779   $ 65,072,564   (14,815,395)  $ (96,965,191)
                                      =========   ============   ===========   =============

                                                          FRANKLIN SMALL-MID CAP
                                                                GROWTH FUND
                                                       -----------------------------
                                                          SHARES          AMOUNT
                                                       -----------   ---------------
CLASS A SHARES:
Six Months ended October 31, 2009
   Shares sold .....................................     6,959,077   $   170,334,102
   Shares redeemed .................................   (20,090,160)     (501,919,506)
                                                       -----------   ---------------
   Net increase (decrease) .........................   (13,131,083)  $  (331,585,404)
                                                       ===========   ===============
Year ended April 30, 2009
   Shares sold .....................................    17,662,329   $   434,589,836
   Shares issued in reinvestment of distributions ..       273,597         5,217,433
   Shares redeemed .................................   (52,103,900)   (1,335,399,836)
                                                       -----------   ---------------
   Net increase (decrease) .........................   (34,167,974)  $  (895,592,567)
                                                       ===========   ===============


                             100 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN SMALL-MID CAP
                                                              GROWTH FUND
                                                       --------------------------
                                                         SHARES         AMOUNT
                                                       ----------   -------------
CLASS B SHARES:
Six Months ended October 31, 2009
   Shares sold .....................................       39,492   $     915,273
   Shares redeemed .................................      (80,439)     (1,855,086)
                                                       ----------   -------------
   Net increase (decrease) .........................      (40,947)  $    (939,813)
                                                       ==========   =============
Year ended April 30, 2009
   Shares sold .....................................       45,036   $   1,007,278
   Shares issued in reinvestment of distributions ..        2,216          39,845
   Shares redeemed .................................     (230,737)     (5,349,636)
                                                       ----------   -------------
   Net increase (decrease) .........................     (183,485)  $  (4,302,513)
                                                       ==========   =============
CLASS C SHARES:
Six Months ended October 31, 2009
   Shares sold .....................................      491,729   $  11,020,178
   Shares redeemed .................................   (1,199,106)    (26,885,797)
                                                       ----------   -------------
   Net increase (decrease) .........................     (707,377)  $ (15,865,619)
                                                       ==========   =============
Year ended April 30, 2009
   Shares sold .....................................      858,621   $  19,025,475
   Shares issued in reinvestment of distributions ..       46,706         810,803
   Shares redeemed .................................   (4,306,440)    (95,258,338)
                                                       ----------   -------------
   Net increase (decrease) .........................   (3,401,113)  $ (75,422,060)
                                                       ==========   =============
CLASS R SHARES:
Six Months ended October 31, 2009
   Shares sold .....................................      547,369   $  12,852,921
   Shares redeemed .................................     (476,419)    (11,842,191)
                                                       ----------   -------------
   Net increase (decrease) .........................       70,950   $   1,010,730
                                                       ==========   =============
Year ended April 30, 2009
   Shares sold .....................................    1,102,996   $  27,082,387
   Shares issued in reinvestment of distributions ..        8,509         158,871
   Shares redeemed .................................   (1,573,683)    (38,473,013)
                                                       ----------   -------------
   Net increase (decrease) .........................     (462,178)  $ (11,231,755)
                                                       ==========   =============
ADVISOR CLASS SHARES:
Six Months ended October 31, 2009
   Shares sold .....................................    2,537,227   $  64,623,565
   Shares redeemed .................................   (1,796,869)    (47,303,823)
                                                       ----------   -------------
   Net increase (decrease) .........................      740,358   $  17,319,742
                                                       ==========   =============
Year ended April 30, 2009
   Shares sold .....................................    5,582,498   $ 134,594,968
   Shares issued in reinvestment of distributions ..       63,569       1,241,512
   Shares redeemed .................................   (8,196,350)   (214,135,537)
                                                       ----------   -------------
   Net increase (decrease) .........................   (2,550,283)  $ (78,299,057)
                                                       ==========   =============


                             Semiannual Report | 101

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          In excess of $15 billion

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.750%          Up to and including $500 million
      0.650%          Over $500 million, up to and including $1 billion
      0.600%          Over $1 billion, up to and including $1.5 billion
      0.550%          Over $1.5 billion, up to and including $6.5 billion
      0.525%          Over $6.5 billion, up to and including $11.5 billion
      0.500%          Over $11.5 billion, up to and including $16.5 billion
      0.490%          Over $16.5 billion, up to and including $19 billion
      0.480%          Over $19 billion, up to and including $21.5 billion
      0.470%          In excess of $21.5 billion


                             102 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.500%          Up to and including $500 million
      0.400%          Over $500 million, up to and including $1 billion
      0.350%          Over $1 billion, up to and including $1.5 billion
      0.300%          Over $1.5 billion, up to and including $6.5 billion
      0.275%          Over $6.5 billion, up to and including $11.5 billion
      0.250%          Over $11.5 billion, up to and including $16.5 billion
      0.240%          Over $16.5 billion, up to and including $19 billion
      0.230%          Over $19 billion, up to and including $21.5 billion
      0.220%          In excess of $21.5 billion

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.550%          Up to and including $500 million
      0.450%          Over $500 million, up to and including $1 billion
      0.400%          Over $1 billion, up to and including $1.5 billion
      0.350%          Over $1.5 billion, up to and including $6.5 billion
      0.325%          Over $6.5 billion, up to and including $11.5 billion
      0.300%          Over $11.5 billion, up to and including $16.5 billion
      0.290%          Over $16.5 billion, up to and including $19 billion
      0.280%          Over $19 billion, up to and including $21.5 billion
      0.270%          In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual


                             Semiannual Report | 103

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                       FRANKLIN
                         FRANKLIN       FRANKLIN        GROWTH         FRANKLIN       FRANKLIN
                         FLEX CAP     FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                        GROWTH FUND    EQUITY FUND       FUND        GROWTH FUND    GROWTH FUND
                        -----------   ------------   -------------   -----------   -------------
Reimbursement Plans:
   Class A ..........      0.25%          0.35%          0.35%           0.35%         0.25%
Compensation Plans:
   Class B ..........      1.00%            --           1.00%           1.00%         1.00%
   Class C ..........      1.00%          1.00%          1.00%           1.00%         1.00%
   Class R ..........      0.50%          0.50%          0.50%           0.50%         0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                               FRANKLIN
                                                  FRANKLIN      FRANKLIN        GROWTH        FRANKLIN
                                                  FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP
                                                GROWTH FUND    EQUITY FUND       FUND        GROWTH FUND
                                                -----------   ------------   -------------   -----------
Sales charges retained net of commissions
    paid to unaffiliated broker/dealers .....     $416,334        $4,468         $64,891       $23,925
Contingent deferred sales charges retained ..     $ 15,600        $   54         $ 2,493       $ 1,720

                                                   FRANKLIN
                                                SMALL-MID CAP
                                                 GROWTH FUND
                                                -------------
Sales charges retained net of commissions
    paid to unaffiliated broker/dealers .....     $ 100,558
Contingent deferred sales charges retained ..     $   6,296


                             104 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended October 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                         FRANKLIN
                           FRANKLIN      FRANKLIN         GROWTH       FRANKLIN       FRANKLIN
                           FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                         GROWTH FUND   EQUITY FUND         FUND       GROWTH FUND    GROWTH FUND
                         -----------   ------------   -------------   -----------   -------------
Transfer agent fees ..    $2,138,701      $3,181         $246,949      $249,686       $3,043,920

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Focused Core Equity Fund, FT Services and Advisers have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the fund do not exceed 0.89% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2010.

For the Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund, FT Services and Advisers have voluntarily agreed to limit the increase in the funds' net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) at 0.02% through April 30, 2010. See Note 10 regarding the SSA.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2009, Advisers owned 39.37% of the Franklin Focused Core Equity Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.


                             Semiannual Report | 105

Franklin Strategic Series

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

                                                                          FRANKLIN
                                            FRANKLIN      FRANKLIN         GROWTH
                                            FLEX CAP    FOCUSED CORE   OPPORTUNITIES
                                          GROWTH FUND    EQUITY FUND        FUND
                                          -----------   ------------   -------------
Capital loss carryforwards expiring in:
   2010 ...............................    $       --      $    --      $ 82,516,835
   2011 ...............................            --           --        47,112,100
   2017 ...............................     2,534,738       82,022        33,744,357
                                           ----------      -------      ------------
                                           $2,534,738      $82,022      $163,373,292
                                           ==========      =======      ============

                                                  FRANKLIN       FRANKLIN
                                                  SMALL CAP    SMALL-MID CAP
                                                 GROWTH FUND    GROWTH FUND
                                                 -----------   -------------
Capital loss carryforwards expiring in 2017 ..   $33,103,850    $78,384,777
                                                 ===========    ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2009, deferred losses were as follows:

                                                                              FRANKLIN
                                                FRANKLIN      FRANKLIN         GROWTH       FRANKLIN
                                                FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP
                                              GROWTH FUND   EQUITY FUND        FUND        GROWTH FUND
                                              -----------   ------------   -------------   -----------
Realized capital losses ...................   $92,579,802     $573,978      $31,691,418    $75,605,864

                                                FRANKLIN
                                              SMALL-MID CAP
                                               GROWTH FUND
                                              -------------
Realized capital losses ...................   $594,863,011
Realized currency losses ..................   $     99,563

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                                   FRANKLIN
                                                     FRANKLIN       FRANKLIN        GROWTH
                                                     FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                   GROWTH FUND     EQUITY FUND       FUND
                                                 --------------   ------------   -------------
Cost of investments ..........................   $2,271,696,339    $9,584,081    $327,843,781
                                                 ==============    ==========    ============
Unrealized appreciation ......................   $  530,408,109    $1,159,451    $ 73,302,591
Unrealized depreciation ......................      (80,034,622)     (512,335)     (8,892,912)
                                                 --------------    ----------    ------------
Net unrealized appreciation (depreciation) ...   $  450,373,487    $  647,116    $ 64,409,679
                                                 ==============    ==========    ============


                             106 | Semiannual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

                                                   FRANKLIN        FRANKLIN
                                                   SMALL CAP     SMALL-MID CAP
                                                  GROWTH FUND     GROWTH FUND
                                                 ------------   --------------
Cost of investments ..........................   $276,695,329   $2,820,136,549
                                                 ============   ==============
Unrealized appreciation ......................   $ 55,577,284   $  738,628,370
Unrealized depreciation ......................    (41,392,682)    (275,677,263)
                                                 ------------   --------------
Net un realized appreciation (depreciation) ..   $ 14,184,602   $  462,951,107
                                                 ============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2009, were as follows:

                                                 FRANKLIN
                  FRANKLIN        FRANKLIN        GROWTH         FRANKLIN        FRANKLIN
                  FLEX CAP      FOCUSED CORE   OPPORTUNITIES    SMALL CAP     SMALL-MID CAP
                 GROWTH FUND    EQUITY FUND         FUND       GROWTH FUND     GROWTH FUND
                ------------    ------------   -------------   -----------   --------------
Purchases ...   $760,888,154     $4,191,690     $180,991,041   $85,516,508   $1,127,481,355
Sales .......   $459,828,608     $1,212,172     $125,387,306   $85,877,884   $1,338,786,604

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund(s) may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                             Semiannual Report | 107

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

At October 31, 2009, the funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES/WARRANTS/                                                                       ACQUISITION
PRINCIPAL AMOUNT       ISSUER                                                              DATE          COST         VALUE
----------------       -------------------------------------------------------------   -----------   -----------   ------------
FRANKLIN FLEX CAP GROWTH FUND
   36,443              Anda Networks ...............................................     3/24/00      $2,000,000    $    28,061
2,227,171              FibroGen Inc., pfd., E ......................................     5/19/00       9,999,998     10,155,900
                                                                                                                    -----------
                             TOTAL RESTRICTED SECURITIES (0.37% of Net Assets) .....                                $10,183,961
                                                                                                                    ===========
FRANKLIN GROWTH OPPORTUNITIES FUND
   14,501              Dilithium Networks Inc., 11.00%,
                          12/31/09 .................................................     10/30/08     $   14,501    $    29,002
  374,806              Dilithium Networks Inc., depository
                          receipt, D, pfd., 144A, PIPES ............................     7/13/06         873,300             --
   12,447              Dilithium Networks Inc., wts.,
                          12/31/09 .................................................     10/30/08             --             30
                                                                                                                    -----------
                             TOTAL RESTRICTED SECURITIES (0.01% of Net Assets)                                      $    29,032
                                                                                                                    ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
   91,107              Anda  Networks ..............................................     3/24/00      $5,000,000    $    70,152
                                                                                                                    ===========
                             TOTAL RESTRICTED SECURITIES (0.00%(a) of Net Assets)

(a)  Rounds to less than 0.01% of net assets.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the period ended October 31, 2009, were as shown below.

                                          NUMBER                               NUMBER
                                        OF SHARES                            OF SHARES
                                         HELD AT                               HELD AT                                  REALIZED
                                        BEGINNING     GROSS       GROSS        END OF      VALUE AT      INVESTMENT     CAPITAL
NAME OF ISSUER                          OF PERIOD   ADDITIONS   REDUCTIONS     PERIOD    END OF PERIOD     INCOME     GAIN (LOSS)
--------------                          ---------   ---------   ----------   ---------   -------------   ----------   -----------
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
FormFactor Inc. .....................   2,717,524          --    1,250,000   1,467,524       $--(a)          $--      $(9,418,193)
                                                                                             ===             ===      ===========

(a)  As of October 31, 2009, no longer an affiliate.


                             108 | Semiannual Report

Franklin Strategic Series

10. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, the Franklin Small Cap Growth Fund, and the Franklin Small-Mid Cap Growth Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a SSA with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds from the investment in the funds by the Allocator Funds. The Allocator Funds and the funds are either managed by Advisers or administered by FT Services, affiliates of the funds. For the period ended October 31, 2009, the Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund were held by one or more of the Allocator Funds and were allocated expenses as noted in the Statements of Operations.

At October 31, 2009, one or more of the Allocator Funds owned a percentage of the funds' outstanding shares as follows:

  FRANKLIN    FRANKLIN GROWTH    FRANKLIN
  FLEX CAP     OPPORTUNITIES     SMALL CAP
GROWTH FUND        FUND         GROWTH FUND
-----------   ---------------   -----------
   14.98%         37.33%          19.56%

11. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended October 31, 2009, the Funds did not utilize the Global Credit Facility.


                            Semiannual Report | 109

Franklin Strategic Series

11. CREDIT FACILITY (CONTINUED)

The commitment fees the Funds incurred for the period were as follows:

                                                    FRANKLIN
                       FRANKLIN      FRANKLIN        GROWTH         FRANKLIN       FRANKLIN
                       FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                     GROWTH FUND   EQUITY FUND        FUND        GROWTH FUND    GROWTH FUND
                     -----------   ------------   -------------   -----------   -------------
Commitment fees ..      $2,528          $6            $269            $420          $3,835

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                           LEVEL 1        LEVEL 2      LEVEL 3         TOTAL
                                       --------------   ----------   -----------   --------------
FRANKLIN FLEX CAP GROWTH FUND
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Pharmaceuticals,
            Biotechnology
            & Life Sciences            $  274,241,862       $--      $10,155,900   $  284,397,762
         Telecommunication Services        65,865,000        --           28,061       65,893,061
         Other Equity Investments(b)    2,333,323,382        --               --    2,333,323,382
      Short Term Investments               38,455,621        --               --       38,455,621
                                       --------------       ---      -----------   --------------
         Total Investments in
         Securities                    $2,711,885,865       $--      $10,183,961   $2,722,069,826
                                       ==============       ===      ===========   ==============


                             110 | Semiannual Report

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                 LEVEL 1        LEVEL 2     LEVEL 3          TOTAL
                                             --------------   ----------   --------     ---------------
FRANKLIN FOCUSED CORE EQUITY FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Health Care                      $    1,927,500   $  144,235   $    --       $    2,071,735
            Other Equity Investments(b)           7,158,655           --        --            7,158,655
         Short Term Investments                   1,000,807           --        --            1,000,807
                                             --------------   ----------   -------       --------------
               Total Investments in
                  Securities                 $   10,086,962   $  144,235   $    --       $   10,231,197
                                             ==============   ==========   =======       ==============
FRANKLIN GROWTH OPPORTUNITIES FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Information Technology           $  137,236,938   $       --   $    30(c)    $  137,236,968
            Other Equity Investments(b)         246,316,298           --        --          246,316,298
         Notes                                           --           --    29,002               29,002
         Short Term Investments                   8,671,192           --        --            8,671,192
                                             --------------   ----------   -------       --------------
               Total Investments in
                  Securities                  $ 392,224,428   $       --   $29,032       $  392,253,460
                                             ==============   ==========   =======       ==============
FRANKLIN SMALL CAP GROWTH FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a, b)            $  282,633,359   $       --   $    --       $  282,633,359
         Short Term Investments                   8,246,572           --        --            8,246,572
                                             --------------   ----------   -------       --------------
            Total Investments in
               Securities                    $  290,879,931   $       --   $    --       $  290,879,931
                                             ==============   ==========   =======       ==============
FRANKLIN SMALL-MID CAP GROWTH FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:
            Telecommunication Services       $   82,878,082   $       --   $70,152       $   82,948,234
            Other Equity Investments(b)       3,155,399,528           --        --        3,155,399,528
            Convertible Bonds                            --    4,467,232        --            4,467,232
         Short Term Investments                  39,603,251      669,411        --           40,272,662
                                             --------------   ----------   -------       --------------
               Total Investments in
                  Securities                 $3,277,880,861   $5,136,643   $70,152       $3,283,087,656
                                             ==============   ==========   =======       ==============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statements of Investments.

(c)  Includes a security determined to have no value at October 31, 2009.


                            Semiannual Report | 111

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS (CONTINUED)

At October 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                                                                      NET CHANGE IN
                                                                NET CHANGE                                             UNREALIZED
                                                                   IN                                                 APPRECIATION
                                     BALANCE AT     NET         UNREALIZED       NET       TRANSFER    BALANCE AT    (DEPRECIATION)
                                     BEGINNING    REALIZED    APPRECIATION    PURCHASES  IN (OUT) OF     END OF      ON ASSETS HELD
                                     OF PERIOD   GAIN (LOSS)  (DEPRECIATION)   (SALES)     LEVEL 3       PERIOD      AT PERIOD END
                                    -----------  -----------  --------------  ---------  -----------  -----------    --------------
FRANKLIN FLEX CAP GROWTH FUND
   ASSETS
      Equity Investments:(a)
         Pharmaceuticals,
            Biotechnology &
            Life Sciences ........  $11,224,942      $--       $(1,069,042)       $--         $--     $10,155,900      $(1,069,042)
         Telecommunication
            Services .............       28,061       --                --         --          --          28,061               --
                                    -----------      ---       -----------        ---         ---     -----------      -----------
               Total .............  $11,253,003      $--       $(1,069,042)       $--         $--     $10,183,961      $(1,069,042)
                                    ===========      ===       ===========        ===         ===     ===========      ===========
FRANKLIN GROWTH OPPORTUNITIES FUND
   ASSETS
      Equity Investments:(a)
         Information
            Technology ...........  $   487,248      $--       $  (487,218)       $--         $--     $        30(b)   $  (487,218)
      Notes ......................       14,501       --            14,501         --          --          29,002           14,501
                                    -----------      ---       -----------        ---         ---     -----------      -----------
         Total ...................  $   501,749      $--       $  (472,717)       $--         $--     $    29,032      $  (472,717)
                                    ===========      ===       ===========        ===         ===     ===========      ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
   ASSETS
      Equity Investments:
         Telecommunication
            Services .............  $    70,152      $--       $        --        $--         $--     $    70,152      $        --
                                    -----------      ---       -----------        ---         ---     -----------      -----------

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes a security determined to have no value at October 31, 2009.

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through December 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR -   American Depository Receipt
PIPES - Private Investment in Public Equity Security


                             112 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 113

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)

Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



04/09      Not part of the semiannual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                  One Franklin Parkway San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 S2009 12/09

OCTOBER 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                          SECTOR

                           FRANKLIN STRATEGIC SERIES

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Economic and Market Overview ..............................................    3
Franklin Biotechnology Discovery Fund .....................................    5
Franklin Natural Resources Fund ...........................................   12
Financial Highlights and Statements of Investments ........................   19
Financial Statements ......................................................   31
Notes to Financial Statements .............................................   35
Shareholder Information ...................................................   48

Shareholder Letter

Dear Shareholder:

During the six-month period ended October 31, 2009, economic activity showed signs of stabilization. In early 2009, deteriorating economic conditions and investor uncertainty contributed to market woes until some indicators offered a better economic outlook, and markets rallied beginning in March 2009. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Franklin Strategic Series' semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and remain focused on serving your investment needs.

Sincerely,


/s/ Rupert H. Johnson

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

During the six months under review, signs emerged of improving economic conditions and hopes ran high for a sustainable and broadening recovery. Although the pace of job losses subsided somewhat, the U.S. employment market remained troubled as the unemployment rate continued to climb, hitting 10.2% at period-end.(1) The real estate market stabilized at low levels across the country, with the government's tax credit for first-time homebuyers partly supporting home sales and prices. Industrial production picked up, as exports and orders rose for big-ticket items. Consumer spending overall improved mainly due to the temporary boost from the month-long cash-for-clunkers program.

Many commodities' prices rose during the six months under review but remained well below highs hit in 2008, helping to mute inflationary pressures. October's inflation rate was an annualized -0.2%, while core inflation, which excludes food and energy costs, was an annualized 1.7%.(1) The Federal Reserve Board
(Fed) maintained the federal funds target rate in a range of 0% to 0.25% throughout the period, but given better credit and economic conditions, the Fed began to move away from crisis mode by allowing some of its government support measures to expire or shrink. Economic activity, as measured by U.S. gross domestic product (GDP), fell at an annualized rate of 0.7% in the second quarter of 2009 and rose at an annualized 2.8% rate in the third quarter. After a yearlong contraction, GDP returned to stronger-than-expected growth on improved consumer spending and homebuilding, yet much of the expansion was tied to federal government spending.

U.S. equity markets rose and were fueled by renewed optimism and aggregate corporate earnings that beat consensus expectations. Skepticism about the sus-

(1.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 3
tainability of positive trends led to market volatility near period-end. For the six months under review, the Dow Jones Industrial Average, Standard & Poor's 500 Index (S&P 500) and NASDAQ Composite Index posted total returns of +20.73%, +20.04% and +19.62%, respectively.(2) All sectors made gains, and the financials, information technology and energy sectors had the strongest returns.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                             4 | Semiannual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Biotechnology                                    73.2%
Pharmaceutical                                   17.3%
Life Sciences Tools & Services                    8.6%
Short-Term Investments & Other Net Assets         0.9%

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A posted a cumulative total return of +8.95% for the six months under review. The Fund underperformed its narrow benchmark, the NASDAQ Biotechnology Index, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had +12.17% and +20.04% total returns for the same period.(1) For comparison, the NASDAQ Composite Index had a six-month return of +19.62%.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2009 Morningstar. The NASDAQ Composite Index measures all
     NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                             Semiannual Report | 5

TOP 10 HOLDINGS
Franklin Biotechnology Discovery Fund
10/31/09

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY                                     NET ASSETS
---------------                                     ----------
Celgene Corp.                                         10.0%
   BIOTECHNOLOGY
Gilead Sciences Inc.                                   9.4%
   BIOTECHNOLOGY
Genzyme Corp.                                          8.6%
   BIOTECHNOLOGY
Amgen Inc.                                             8.4%
   BIOTECHNOLOGY
Life Technologies Corp.                                4.7%
   LIFE SCIENCES TOOLS & SERVICES
Roche Holding AG (Switzerland)                         4.6%
   PHARMACEUTICALS
Cephalon Inc.                                          3.7%
   BIOTECHNOLOGY
Biogen Idec Inc.                                       3.5%
   BIOTECHNOLOGY
BioMarin Pharmaceutical Inc.                           3.2%
   BIOTECHNOLOGY
Teva Pharmaceutical Industries Ltd., ADR (Israel)      2.6%
   PHARMACEUTICALS

review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

During the six months under review, some of the most significant contributors to the Fund's absolute performance included Celgene, Amgen and BioForm Medical. In the biotechnology industry, Celgene develops and markets therapeutic and molecular diagnostic products, whereas Amgen is one of the largest U.S. biotechnology firms that uses cellular biology and medicinal chemistry to target cancers, kidney ailments, inflammatory disorders and metabolic diseases. In the pharmaceuticals industry, BioForm Medical makes a dermal filler product used mainly for cosmetic purposes. Additional key contributors included Life Technologies in the life sciences tools and services industry and Roche Holding in the pharmaceuticals industry.

In contrast, major detractors from absolute Fund results during the reporting period included biotechnology holdings Cephalon, Gilead Sciences and Myriad Genetics. Cephalon designs treatments for narcolepsy, cancer pain and epilepsy, while Gilead Sciences focuses on infectious diseases such as hepatitis, HIV and infections related to AIDS. Myriad Genetics produces drugs and diagnostic testing systems aimed at finding and treating specific cancers. Other large detractors included Fund positions in biotechnology companies Genzyme and Biogen Idec.


                             6 | Semiannual Report

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF EVAN MCCULLOCH)


/s/ Evan McCulloch

Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 7

Performance Summary as of 10/31/09

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FBDIX)       CHANGE   10/31/09   4/30/09
-----------------------       ------   --------   -------
Net Asset Value (NAV)         +$4.45    $54.18     $49.73

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   10/31/09   9/1/09
---------------------------   ------   --------   ------
Net Asset Value (NAV)         -$2.81    $54.20    $57.01

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                 -------           -------   -------   --------
Cumulative Total Return(1)                +8.95%            +2.26%    +8.73%    +72.21%
Average Annual Total Return(2)            +2.71%            -3.61%    +0.49%     +4.96%
Value of $10,000 Investment(3)          $10,271            $9,639   $10,248    $16,230
Avg. Ann. Total Return (9/30/09)(4)                         -6.74%    +1.70%     +6.13%
   Total Annual Operating Expenses(5)             1.37%

ADVISOR CLASS(6)                        6-MONTH            1-YEAR    5-YEAR   10-YEAR
----------------                        -------           -------   -------   --------
Cumulative Total Return(1)                +9.01%            +2.30%    +8.77%   +72.28%
Average Annual Total Return(2)            +9.01%            +2.30%    +1.70%    +5.59%
Value of $10,000 Investment(3)          $10,901           $10,230   $10,877   $17,228
Avg. Ann. Total Return (9/30/09)(4)                         -1.03%    +2.92%    +6.76%
   Total Annual Operating Expenses(5)             1.12%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             8 | Semiannual Report

ENDNOTES

THE FUND IS A NONDIVERSIFIED FUND THAT CONCENTRATES IN A SINGLE SECTOR, WHICH INVOLVES RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS, AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES OFTEN ARE SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/31/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was -4.93%.


                             Semiannual Report | 9

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,089.70              $7.27
Hypothetical (5% return before expenses)         $1,000           $1,018.25              $7.02
ADVISOR CLASS
Actual (9/1/09-10/31/09)                         $1,000           $  950.90              $1.83
Hypothetical (5% return before expenses)         $1,000           $1,021.42              $3.82

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.38% and Advisor: 1.12%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for each share class; Actual for Class A) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 61/365 to reflect the number of days since inception.


                             Semiannual Report | 11

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return (total return consists of both capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

North America                               77.9%
Europe                                       6.2%
Australia & New Zealand                      4.5%
Latin America & Caribbean                    2.8%
Middle East & Africa                         1.6%
Asia                                         0.2%
Short-Term Investments & Other Net Assets    6.8%

We are pleased to bring you Franklin Natural Resources Fund's semiannual report for the period ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A posted a +29.67% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the Standard & Poor's (S&P) North American Natural Resources Index, which had a +26.99% total return.(1) It also outperformed its broad benchmark, the S&P 500 Index (S&P 500), which had a +20.04% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 15.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector but also can include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.

(2.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 27.


                             12 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, the Fund's holdings benefited from emerging signs of an economic recovery, rising commodity prices, and a general improvement in the fundamental backdrop for commodity-driven sectors. Although the second half of 2008 and early 2009 presented many challenges, we sought to take advantage of the numerous opportunities we found to invest in quality companies at attractive valuations, which generally benefited Fund performance. On an industry basis, the biggest contributors to absolute performance were investments in oil and gas exploration and production and in oil and gas equipment and services.

The largest individual contributors to the Fund's absolute performance included Addax Petroleum, Occidental Petroleum, Halliburton and Devon Energy. Addax Petroleum was a Canada-based exploration and production company acquired by Chinese concern Sinopec in an all-cash transaction in early October. Occidental Petroleum engages in oil and gas exploration and production and makes basic chemicals, plastics and petrochemicals. The company released information regarding an oil and natural gas discovery in California during the third quarter of 2009, which, in addition to positive earnings results and rising oil prices, helped lift the company's shares. Halliburton, one of the world's largest oilfield services companies, also announced better-than-expected earnings results during the period and benefited from investors' views that higher oil prices could lead to healthy levels of spending on exploration and development activities. Devon Energy is an independent oil and gas exploration and production company that similarly benefited from the implications of rising oil prices and positive operational results. Additional key contributors included FMC Technologies and Southwestern Energy.

In contrast, among the most significant detractors for the reporting period were First Uranium and Tesco. First Uranium operates two mining facilities with gold and uranium deposits in South Africa. Although the company's assets still appeared to hold significant value, increased costs and project delays hampered the shares' performance. Tesco is an oil and gas drilling equipment manufacturer that possesses unique well completion technology. Although the Canada-based company's technology continued to hold significant long-term promise, its core operations faced significant headwinds from the decline in U.S. natural gas prices from 2008 levels and a reduction in drilling activity in North America. Other detractors included Mosaic and General Maritime.

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Oil & Gas Exploration & Production          27.1%
Oil & Gas Equipment & Services              17.9%
Integrated Oil & Gas                        17.6%
Diversified Metals & Mining                  8.1%
Gold                                         7.9%
Oil & Gas Drilling                           3.8%
Oil & Gas Refining & Marketing               3.0%
Coal & Consumable Fuels                      2.9%
Precious Metals & Minerals                   1.3%
Other                                        3.6%
Short-Term Investments & Other Net Assets    6.8%


                             Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Natural Resources Fund
10/31/09

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
Occidental Petroleum Corp.                       4.0%
   INTEGRATED OIL & GAS, U.S.
Devon Energy Corp.                               3.6%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
XTO Energy Inc.                                  3.4%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Petrohawk Energy Corp.                           2.8%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Noble Energy Inc.                                2.8%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Exxon Mobil Corp.                                2.7%
   INTEGRATED OIL & GAS, U.S.
Range Resources Corp.                            2.7%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Chevron Corp.                                    2.5%
   INTEGRATED OIL & GAS, U.S.
Marathon Oil Corp.                               2.4%
   INTEGRATED OIL & GAS, U.S.
Halliburton Co.                                  2.3%
   OIL & GAS EQUIPMENT & SERVICES, U.S.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

(PHOTO OF FREDERICK G. FROMM)


/s/ Frederick G. Fromm

Frederick G. Fromm, CFA
Portfolio Manager
Franklin Natural Resources Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             14 | Semiannual Report

Performance Summary as of 10/31/09

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FRNRX)         CHANGE   10/31/09    4/30/09
-----------------------         ------   --------   --------
Net Asset Value (NAV)           +$6.69    $29.24     $22.55

CLASS C (SYMBOL: FNCRX)         CHANGE   10/31/09    4/30/09
-----------------------         ------   --------   --------
Net Asset Value (NAV)           +$6.47    $28.62     $22.15

ADVISOR CLASS (SYMBOL: FNRAX)   CHANGE   10/31/09    4/30/09
-----------------------------   ------   --------   --------
Net Asset Value (NAV)           +$7.15    $31.09     $23.94

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A(1)                               6-MONTH             1-YEAR    5-YEAR    10-YEAR
----------                               -------            -------   -------   --------
Cumulative Total Return(2)                +29.67%            +34.82%   +71.44%   +199.39%
Average Annual Total Return(3)            +22.19%            +27.06%   +10.08%    +10.93%
Value of $10,000 Investment(4)           $12,219            $12,706   $16,161   $ 28,210
Avg. Ann. Total Return (9/30/09)(5)                           -8.88%   +10.16%    +10.46%
   Total Annual Operating Expenses(6)              1.11%

                                                                                INCEPTION
CLASS C                                  6-MONTH             1-YEAR    3-YEAR    (9/1/05)
-------                                  -------            -------   -------   ---------
Cumulative Total Return(2)                +29.21%            +33.83%    +5.28%    +16.21%
Average Annual Total Return(3)            +28.16%            +32.83%    +1.73%     +3.67%
Value of $10,000 Investment(4)           $12,816            $13,283   $10,528    $11,621
Avg. Ann. Total Return (9/30/09)(5)                           -4.91%    +4.15%     +3.87%
   Total Annual Operating Expenses(6)              1.84%

ADVISOR CLASS(1)                         6-MONTH             1-YEAR    5-YEAR    10-YEAR
----------------                         -------            -------   -------   --------
Cumulative Total Return(2)                +29.87%            +35.18%   +74.04%   +209.58%
Average Annual Total Return(3)            +29.87%            +35.18%   +11.72%    +11.96%
Value of $10,000 Investment(4)           $12,987            $13,518   $17,404    $30,958
Avg. Ann. Total Return (9/30/09)(5)                           -3.10%   +11.79%    +11.49%
   Total Annual Operating Expenses(6)              0.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 15

ENDNOTES

INVESTING IN A FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND MAY ALSO INVEST IN FOREIGN STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S HOLDINGS IN SMALLER COMPANIES INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES. THE PRICES OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C:       These shares have higher annual fees and expenses than Class
               A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             16 | Semiannual Report

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 /$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,296.70              $ 6.31
Hypothetical (5% return before expenses)         $1,000           $1,019.71              $ 5.55
CLASS C
Actual                                           $1,000           $1,292.10              $10.34
Hypothetical (5% return before expenses)         $1,000           $1,016.18              $ 9.10
ADVISOR CLASS
Actual                                           $1,000           $1,298.70              $ 4.58
Hypothetical (5% return before expenses)         $1,000           $1,021.22              $ 4.02

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.09%; C: 1.79%; and Advisor: 0.79%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             18 | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2009  -----------------------------------------------------------
CLASS A                                              (UNAUDITED)      2009         2008        2007         2006         2005
-------                                           ----------------  --------     --------    --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $  49.73        $  54.72     $  64.53    $  56.44     $  46.05     $  53.26
                                                    --------        --------     --------    --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .............       (0.14)          (0.21)       (0.59)      (0.57)       (0.59)       (0.58)
   Net realized and unrealized gains (losses) ..        4.59           (4.78)       (9.22)       8.66        10.98        (6.63)
                                                    --------        --------     --------    --------     --------     --------
Total from investment operations ...............        4.45           (4.99)       (9.81)       8.09        10.39        (7.21)
                                                    --------        --------     --------    --------     --------     --------
Redemption fees(c) .............................          --              --(d)        --(d)       --(d)        --(d)        --(d)
                                                    --------        --------     --------    --------     --------     --------
Net asset value, end of period .................    $  54.18        $  49.73     $  54.72    $  64.53     $  56.44     $  46.05
                                                    ========        ========     ========    ========     ========     ========
Total return(e) ................................        8.95%          (9.12)%     (15.22)%     14.39%       22.50%      (13.54)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction ..............        1.38%           1.32%        1.24%       1.35%        1.25%        1.29%
Expenses net of expense reduction ..............        1.38%(g)        1.32%(g)     1.23%       1.35%(g)     1.25%(g)     1.29%(g)
Net investment income (loss) ...................       (0.51)%         (0.38)%      (0.98)%     (1.01)%      (1.06)%      (1.17)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $290,827        $274,324     $318,537    $457,390     $510,700     $485,909
Portfolio turnover rate ........................       17.87%          45.57%       31.84%      42.08%       37.38%       34.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                       PERIOD ENDED
                                                   OCTOBER 31, 2009(a)
ADVISOR CLASS                                          (UNAUDITED)
-------------                                      -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $57.01
                                                         ------
Income from investment operations(b):
   Net investment income (loss)(c) .............          (0.05)
   Net realized and unrealized gains (losses) ..          (2.76)
                                                         ------
Total from investment operations ...............          (2.81)
                                                         ------
Net asset value, end of period .................         $54.20
                                                         ======
Total return(d) ................................          (4.93)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ....................................           1.12%
Net investment income (loss) ...................          (0.25)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............         $  821
Portfolio turnover rate ........................          17.87%

(a)  For the period September 1, 2009 (effective date) to October 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

                                                                                                     SHARES/
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                  COUNTRY       WARRANTS           VALUE
-------------------------------------                                              --------------   ---------       -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 97.1%
       BIOTECHNOLOGY 71.2%
   (a) AEterna Zentaris Inc. ................................................          Canada       1,182,925       $   1,206,585
   (a) AEterna Zentaris Inc., wts., 12/23/11 ................................          Canada         152,329                  --
   (a) Alexion Pharmaceuticals Inc. .........................................       United States      77,800           3,455,098
   (a) Amgen Inc. ...........................................................       United States     453,500          24,366,555
   (a) Anadys Pharmaceuticals Inc. ..........................................       United States     349,500             681,525
   (a) ArQule Inc. ..........................................................       United States     508,609           1,703,840
   (a) Biogen Idec Inc. .....................................................       United States     243,161          10,244,373
   (a) BioMarin Pharmaceutical Inc. .........................................       United States     600,400           9,342,224
   (a) Biospecifics Technologies Corp. ......................................       United States      43,600           1,329,800
   (a) Celgene Corp. ........................................................       United States     569,400          29,067,870
   (a) Cephalon Inc. ........................................................       United States     200,100          10,921,458
   (a) Chelsea Therapeutics International Ltd. ..............................       United States     305,400             842,904
   (a) Clinical Data Inc. ...................................................       United States      58,300             919,974
   (a) ConjuChem Biotechnologies Inc., wts., 12/31/11 .......................          Canada       2,343,750                  --
   (a) Curis Inc. ...........................................................       United States     967,900           1,926,121
   (a) Dendreon Corp. .......................................................       United States      81,100           2,049,397
   (a) Facet Biotech Corp. ..................................................       United States     230,060           3,940,928
   (a) Gentium SpA, ADR .....................................................           Italy         851,600           2,205,644
   (a) Genzyme Corp. ........................................................       United States     493,100          24,950,860
   (a) Gilead Sciences Inc. .................................................       United States     645,200          27,453,260
   (a) Halozyme Therapeutics Inc. ...........................................       United States      93,100             564,186
   (a) Human Genome Sciences Inc. ...........................................       United States     221,800           4,145,442
(a, b) Indevus Pharmaceuticals Inc., Escrow Account .........................       United States   1,006,900           1,100,743
   (a) Myriad Genetics Inc. .................................................       United States     144,400           3,506,032
   (a) Neurocrine Biosciences Inc. ..........................................       United States     335,700             745,254
   (a) Onyx Pharmaceuticals Inc. ............................................       United States     238,600           6,346,760
   (a) Orexigen Therapeutics Inc. ...........................................       United States     478,154           3,088,875
   (a) OSI Pharmaceuticals Inc. .............................................       United States     188,800           6,083,136
       PDL BioPharma Inc. ...................................................       United States     556,400           4,679,324
   (a) Pharmasset Inc. ......................................................       United States     149,175           2,801,506
   (a) RXi Pharmaceuticals Corp. ............................................       United States      18,744              39,175
   (a) Savient Pharmaceuticals Inc. .........................................       United States     141,700           1,785,420
   (a) Talecris Biotherapeutics Holdings Corp. ..............................       United States     270,900           5,434,254
   (a) Transcept Pharmaceuticals Inc. .......................................       United States      95,600             524,844
   (a) United Therapeutics Corp. ............................................       United States      61,600           2,620,464
   (a) VaxGen Inc. ..........................................................       United States     826,000             437,780
   (a) Vertex Pharmaceuticals Inc. ..........................................       United States     216,100           7,252,316
                                                                                                                    -------------
                                                                                                                      207,763,927
                                                                                                                    -------------
       LIFE SCIENCES TOOLS & SERVICES 8.6%
   (a) Illumina Inc. ........................................................       United States     151,200           4,853,520
   (a) Life Technologies Corp. ..............................................       United States     292,400          13,792,508
   (a) QIAGEN NV ............................................................        Netherlands      258,900           5,392,887
(a, c) Sequenom Inc. ........................................................       United States     325,720             898,987
                                                                                                                    -------------
                                                                                                                       24,937,902
                                                                                                                    -------------


                             Semiannual Report | 21

Franklin Strategic Series

                                                                                                     SHARES/
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                  COUNTRY       WARRANTS           VALUE
-------------------------------------                                              --------------   ---------       -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       PHARMACEUTICALS 17.3%
       Allergan Inc. ........................................................       United States      67,600       $   3,802,500
   (a) Ardea Biosciences Inc. ...............................................       United States     169,012           2,281,662
   (a) ARYx Therapeutics Inc. ...............................................       United States     273,100             682,750
   (a) Biodel Inc. ..........................................................       United States     175,900             735,262
   (a) BioForm Medical Inc. .................................................       United States   1,394,240           5,047,149
   (a) Cadence Pharmaceuticals Inc. .........................................       United States     121,056           1,093,136
   (a) Cardiome Pharma Corp. ................................................          Canada         572,928           2,240,149
   (a) Cypress Bioscience Inc. ..............................................       United States     175,100           1,075,114
   (a) Eurand NV ............................................................        Netherlands      159,200           2,117,360
   (a) Inspire Pharmaceuticals Inc. .........................................       United States     252,300           1,127,781
   (a) Map Pharmaceuticals Inc. .............................................       United States     195,400           1,606,188
   (a) Nuvo Research Inc. ...................................................          Canada       3,443,000           1,018,592
   (a) Nuvo Research Inc. (Legend Shares) ...................................          Canada       3,441,200           1,018,059
   (a) Penwest Pharmaceuticals Co. ..........................................       United States     369,400             797,904
       Roche Holding AG .....................................................        Switzerland       84,300          13,532,368
       Shire PLC, ADR .......................................................      United Kingdom      89,000           4,743,700
       Teva Pharmaceutical Industries Ltd., ADR .............................          Israel         148,200           7,481,136
                                                                                                                    -------------
                                                                                                                       50,400,810
                                                                                                                    -------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $270,983,613) ...............................................                                         283,102,639
                                                                                                                    -------------
       PREFERRED STOCKS (COST $5,065,937) 1.8%
       BIOTECHNOLOGY 1.8%
(a, b) FibroGen Inc., pfd., E ...............................................       United States   1,128,271           5,144,916
                                                                                                                    -------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(d)
                                                                                                    ---------
       CONVERTIBLE BONDS (COST $1,480,677) 0.2%
       BIOTECHNOLOGY 0.2%
   (b) ConjuChem Biotechnologies Inc., cvt., sub. note, 144A, 8.00%,
          12/31/10 ..........................................................          Canada       1,500,000 CAD         736,721
                                                                                                                    -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $277,530,227) ...............................................                                         288,984,276
                                                                                                                    -------------

                                                                                                      SHARES
                                                                                                    ---------
       SHORT TERM INVESTMENTS 2.8%
       MONEY MARKET FUNDS (COST $7,047,443) 2.4%
   (e) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..........       United States   7,047,443           7,047,443
                                                                                                                    -------------
   (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.4%
       MONEY MARKET FUNDS (COST $1,059,000) 0.4%
   (g) Bank of New York Institutional Cash Reserve Fund, Series A, 0.05% ....       United States   1,059,000           1,059,000
                                                                                                                    -------------
       TOTAL INVESTMENTS (COST $285,636,670) 101.9% .........................                                         297,090,719
       OTHER ASSETS, LESS LIABILITIES (1.9)% ................................                                          (5,442,707)
                                                                                                                    -------------
       NET ASSETS 100.0% ....................................................                                       $ 291,648,012
                                                                                                                    =============


                             22 | Semiannual Report

Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

See Abbreviations on page 47.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted securities.

(c) A portion or all of the security is on loan at October 31, 2009. See Note 1(c).

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(c) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                  SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2009   ------------------------------------------------------------
CLASS A                                              (UNAUDITED)        2009        2008         2007         2006         2005
-------                                           ----------------   ----------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  22.55       $  45.78     $  37.84     $  35.92     $  24.32     $  18.80
                                                      --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...................           0.02           0.05         0.05         0.09         0.13         0.04
   Net realized and unrealized gains
      (losses) ................................           6.67         (21.78)       11.11         4.29        12.64         5.48
                                                      --------       --------     --------     --------     --------     --------
Total from investment operations ..............           6.69         (21.73)       11.16         4.38        12.77         5.52
                                                      --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ......................             --             --        (0.52)       (0.25)       (0.09)          --
   Net realized gains .........................             --          (1.50)       (2.70)       (2.21)       (1.08)          --
                                                      --------       --------     --------     --------     --------     --------
Total distributions ...........................             --          (1.50)       (3.22)       (2.46)       (1.17)          --
                                                      --------       --------     --------     --------     --------     --------
Redemption fees(c) ............................             --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------       --------     --------     --------     --------     --------
Net asset value, end of period ................       $  29.24       $  22.55     $  45.78     $  37.84     $  35.92     $  24.32
                                                      ========       ========     ========     ========     ========     ========
Total return(e) ...............................          29.67%        (46.81)%      30.37%       12.86%       53.11%       29.36%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...................................           1.09%          1.09%        0.97%        1.03%        1.02%        1.08%
Net investment income .........................           0.11%          0.18%        0.13%        0.26%        0.44%        0.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $552,917       $393,713     $752,051     $475,912     $440,475     $211,327
Portfolio turnover rate .......................          18.92%         46.97%       37.93%       51.51%       56.08%       29.89%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                  SIX MONTHS ENDED               YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2009   -------------------------------------------
CLASS C                                              (UNAUDITED)       2009        2008        2007      2006(a)
-------                                           ----------------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 22.15        $ 45.35     $ 37.58     $ 35.79     $ 31.56
                                                      -------        -------     -------     -------     -------
Income from investment operations(b):
   Net investment income (loss)(c) ............         (0.08)         (0.16)      (0.25)      (0.17)      (0.01)
   Net realized and unrealized gains
      (losses) ................................          6.55         (21.54)      11.04        4.25        5.39
                                                      -------        -------     -------     -------     -------
Total from investment operations ..............          6.47         (21.70)      10.79        4.08        5.38
                                                      -------        -------     -------     -------     -------
Less distributions from:
   Net investment income ......................            --             --       (0.32)      (0.08)      (0.07)
   Net realized gains .........................            --          (1.50)      (2.70)      (2.21)      (1.08)
                                                      -------        -------     -------     -------     -------
Total distributions ...........................            --          (1.50)      (3.02)      (2.29)      (1.15)
                                                      -------        -------     -------     -------     -------
Redemption fees(d) ............................            --             --(e)       --(e)       --(e)       --(e)
                                                      -------        -------     -------     -------     -------
Net asset value, end of period ................       $ 28.62        $ 22.15     $ 45.35     $ 37.58     $ 35.79
                                                      =======        =======     =======     =======     =======
Total return(f) ...............................         29.21%        (47.19)%     29.47%      12.01%      17.47%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ...................................          1.79%          1.82%       1.68%       1.76%       1.67%
Net investment income (loss) ..................         (0.59)%        (0.55)%     (0.58)%     (0.47)%     (0.21)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $95,363        $61,360     $85,387     $33,723     $18,485
Portfolio turnover rate .......................         18.92%         46.97%      37.93%      51.51%      56.08%

(a)  For the period September 1, 2005 (effective date) to April 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 2009   -------------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)       2009        2008        2007        2006        2005
-------------                                     ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 23.94        $ 48.27     $ 39.71     $ 37.57     $ 25.35     $ 19.53
                                                      -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...................          0.06           0.14        0.19        0.18        0.25        0.13
   Net realized and unrealized gains
      (losses) ................................          7.09         (22.97)      11.69        4.52       13.18        5.69
                                                      -------        -------     -------     -------     -------     -------
Total from investment operations ..............          7.15         (22.83)      11.88        4.70       13.43        5.82
                                                      -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ......................            --             --       (0.62)      (0.35)      (0.13)         --

   Net realized gains .........................            --          (1.50)      (2.70)      (2.21)      (1.08)         --
                                                      -------        -------     -------     -------     -------     -------
Total distributions ...........................            --          (1.50)      (3.32)      (2.56)      (1.21)         --
                                                      -------        -------     -------     -------     -------     -------
Redemption fees(c) ............................            --             --(d)       --(d)       --(d)       --(d)       --(d)
                                                      -------        -------     -------     -------     -------     -------
Net asset value, end of period ................       $ 31.09        $ 23.94     $ 48.27     $ 39.71     $ 37.57     $ 25.35
                                                      =======        =======     =======     =======     =======     =======
Total return(e) ...............................         29.87%        (46.66)%     30.74%      13.20%      53.55%      29.80%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...................................          0.79%          0.82%       0.68%       0.76%       0.69%       0.73%
Net investment income .........................          0.41%          0.45%       0.42%       0.53%       0.77%       0.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $75,293        $52,402     $77,361     $52,103     $43,874     $33,048
Portfolio turnover rate .......................         18.92%         46.97%      37.93%      51.51%      56.08%      29.89%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

       FRANKLIN NATURAL RESOURCES FUND                                      COUNTRY      SHARES/WARRANTS       VALUE
       --------------------------------                                 --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 89.7%
       AGRICULTURAL PRODUCTS 0.8%
       Bunge Ltd. ...................................................    United States         107,000     $  6,105,420
                                                                                                           ------------
       COAL & CONSUMABLE FUELS 2.9%
   (a) Alpha Natural Resources Inc. .................................    United States         135,000        4,585,950
(a, b) Energy Coal Resources, 144A ..................................    United States         199,375               --
       Peabody Energy Corp. .........................................    United States         300,000       11,877,000
   (a) Uranium One Inc. .............................................       Canada           1,690,000        4,796,653
                                                                                                           ------------
                                                                                                             21,259,603
                                                                                                           ------------
       CONSTRUCTION & ENGINEERING 0.5%
       Boart Longyear Group .........................................      Australia         3,798,152          914,597
   (c) Boart Longyear Group, 144A ...................................      Australia        11,406,000        2,746,572
                                                                                                           ------------
                                                                                                              3,661,169
                                                                                                           ------------
       DIVERSIFIED METALS & MINING 7.1%
   (a) Anatolia Minerals Development Ltd. ...........................       Canada             400,000          791,384
       BHP Billiton PLC, ADR ........................................   United Kingdom         197,000       10,677,400
   (a) First Uranium Corp. ..........................................    South Africa          390,000          973,513
(a, c) First Uranium Corp., 144A ....................................       Canada             205,200          512,217
   (a) Freeport-McMoRan Copper & Gold Inc., B .......................    United States          60,000        4,401,600
   (a) Ivanhoe Australia Ltd. .......................................      Australia           987,284        3,165,781
   (a) Ivanhoe Mines Ltd. ...........................................       Canada             450,000        4,846,500
   (a) Mineral Deposits Ltd. ........................................      Australia         2,500,000        2,169,970
   (a) Mirabela Nickel Ltd. .........................................      Australia           180,000          434,336
(a, c) Mirabela Nickel Ltd., 144A ...................................      Australia           845,850        2,041,019
   (a) Nautilus Minerals Inc. .......................................       Canada             817,000          891,287
(a, c) Nautilus Minerals Inc., 144A .................................       Canada             474,000          517,099
   (a) OZ Minerals Ltd. .............................................      Australia         2,700,000        2,821,274
   (a) PanAust Ltd. .................................................      Australia         2,663,435        1,087,697
(a ,c) PanAust Ltd., 144A ...........................................      Australia         5,767,586        2,355,375
       Rio Tinto PLC, ADR ...........................................   United Kingdom          42,900        7,637,487
   (a) Xstrata PLC ..................................................     Switzerland          420,000        6,088,965
                                                                                                           ------------
                                                                                                             51,412,904
                                                                                                           ------------
       FERTILIZERS & AGRICULTURAL CHEMICALS 0.7%
       The Mosaic Co. ...............................................    United States         115,000        5,373,950
                                                                                                           ------------
       GOLD 7.9%
       AngloGold Ashanti Ltd., ADR ..................................    South Africa          115,000        4,317,100
       Barrick Gold Corp. ...........................................       Canada             165,000        5,928,450
(a, c) Centamin Egypt Ltd., 144A ....................................      Australia         2,000,000        3,993,898
   (a) Centerra Gold Inc. ...........................................       Canada             330,000        2,532,242
       Gold Fields Ltd., ADR ........................................    South Africa          260,000        3,315,000
   (a) Great Basin Gold Ltd. ........................................       Canada           2,000,000        2,939,953
   (a) Great Basin Gold Ltd., wts., 10/15/10 ........................       Canada           1,000,000          314,335
   (a) Guyana Goldfields Inc. .......................................       Canada             500,000        2,584,015
(a, c) Jinshan Gold Mines Inc., 144A ................................       Canada           1,241,000        2,019,285
   (a) Nevsun Resources Ltd. ........................................       Canada           1,300,000        3,461,379
(a, b) Nevsun Resources Ltd., 144A ..................................       Canada             500,000        1,264,734
       Newcrest Mining Ltd. .........................................      Australia           340,000        9,766,161


                             Semiannual Report | 27

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                                      COUNTRY      SHARES/WARRANTS       VALUE
       --------------------------------                                 --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       GOLD (CONTINUED)
(a, c) Osisko Mining Corp., 144A ....................................       Canada             642,200     $  4,334,175
(a, c) Osisko Mining Corp., wts., 144A, 11/17/09 ....................       Canada             321,100          629,346
       Randgold Resources Ltd., ADR .................................   United Kingdom         120,000        8,005,200
   (a) St. Barbara Ltd. .............................................      Australia         5,000,000        1,352,072
                                                                                                           ------------
                                                                                                             56,757,345
                                                                                                           ------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
(a, c) Magma Energy Corp., 144A .....................................       Canada             799,800        1,345,755
                                                                                                           ------------
       INTEGRATED OIL & GAS 16.2%
       Chevron Corp. ................................................    United States         240,000       18,369,600
       ConocoPhillips ...............................................    United States         147,000        7,376,460
       Exxon Mobil Corp. ............................................    United States         275,000       19,709,250
       Hess Corp. ...................................................    United States         160,000        8,758,400
       Marathon Oil Corp. ...........................................    United States         537,000       17,167,890
       Murphy Oil Corp. .............................................    United States         125,000        7,642,500
       Occidental Petroleum Corp. ...................................    United States         382,000       28,986,160
       Petroleo Brasileiro SA, ADR ..................................       Brazil              68,000        3,142,960
       Total SA, B, ADR .............................................       France             100,000        6,007,000
                                                                                                           ------------
                                                                                                            117,160,220
                                                                                                           ------------
       MARINE 0.3%
   (a) Aries Maritime Transport Ltd. ................................       Bermuda            387,850          383,972
       Genco Shipping & Trading Ltd. ................................    United States         103,000        2,048,670
                                                                                                           ------------
                                                                                                              2,432,642
                                                                                                           ------------
       OIL & GAS DRILLING 3.8%
   (a) Nabors Industries Ltd. .......................................    United States         270,000        5,624,100
       Noble Corp. ..................................................    United States          94,000        3,829,560
       Rowan Cos. Inc. ..............................................    United States         140,000        3,255,000
   (a) Transocean Ltd. ..............................................    United States         173,000       14,516,430
                                                                                                           ------------
                                                                                                             27,225,090
                                                                                                           ------------
       OIL & GAS EQUIPMENT & SERVICES 17.9%
       Baker Hughes Inc. ............................................    United States          81,000        3,407,670
   (a) Cameron International Corp. ..................................    United States         275,000       10,166,750
   (a) Dresser-Rand Group Inc. ......................................    United States         112,000        3,300,640
   (a) Dril-Quip Inc. ...............................................    United States         195,000        9,475,050
   (a) FMC Technologies Inc. ........................................    United States         230,000       12,098,000
   (a) Global Industries Ltd. .......................................    United States         470,000        3,426,300
       Halliburton Co. ..............................................    United States         560,000       16,357,600
   (a) Helix Energy Solutions Group Inc. ............................    United States         300,000        4,119,000
   (a) Hornbeck Offshore Services Inc. ..............................    United States         126,000        3,063,060
   (a) National Oilwell Varco Inc. ..................................    United States         230,000        9,427,700
   (a) Oil States International Inc. ................................    United States         140,000        4,821,600
   (a) PHI Inc., non-voting .........................................    United States          74,000        1,271,320
       Schlumberger Ltd. ............................................    United States         205,000       12,751,000
       Smith International Inc. .....................................    United States         450,000       12,478,500
   (a) Superior Energy Services Inc. ................................    United States         260,000        5,618,600
   (a) T-3 Energy Services Inc. .....................................    United States         180,000        3,603,600


                             28 | Semiannual Report

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                                      COUNTRY      SHARES/WARRANTS       VALUE
       --------------------------------                                 --------------   ---------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
   (a) Tesco Corp. ..................................................       Canada             255,000     $  2,213,400
   (a) Weatherford International Ltd. ...............................    United States         690,000       12,095,700
                                                                                                           ------------
                                                                                                            129,695,490
                                                                                                           ------------
       OIL & GAS EXPLORATION & PRODUCTION 26.0%
       Anadarko Petroleum Corp. .....................................    United States         105,000        6,397,650
   (a) Bill Barrett Corp. ...........................................    United States         150,000        4,647,000
   (a) Brigham Exploration Co. ......................................    United States         400,000        3,800,000
   (a) Concho Resources Inc. ........................................    United States         285,000       10,861,350
   (a) Continental Resources Inc. ...................................    United States         255,000        9,488,550
       Devon Energy Corp. ...........................................    United States         400,000       25,884,000
       EOG Resources Inc. ...........................................    United States         165,000       13,473,900
   (a) Gran Tierra Energy Inc. ......................................       Canada           1,400,000        6,664,000
   (a) Mariner Energy Inc. ..........................................    United States         370,000        4,713,800
       Noble Energy Inc. ............................................    United States         305,000       20,017,150
   (a) Northern Oil & Gas Inc. ......................................    United States         317,000        2,891,040
   (a) Petrohawk Energy Corp. .......................................    United States         860,000       20,227,200
       Range Resources Corp. ........................................    United States         385,000       19,269,250
   (a) Southwestern Energy Co. ......................................    United States         325,000       14,163,500
   (a) Westernzagros Resources Ltd. .................................       Canada             380,000          467,249
       XTO Energy Inc. ..............................................    United States         600,000       24,936,000
                                                                                                           ------------
                                                                                                            187,901,639
                                                                                                           ------------
       OIL & GAS REFINING & MARKETING 3.0%
       Aegean Marine Petroleum Network Inc. .........................    United States         185,000        4,347,500
   (a) CVR Energy Inc. ..............................................    United States         317,000        3,334,840
       Holly Corp. ..................................................    United States         220,000        6,382,200
       Petroplus Holdings AG ........................................     Switzerland          117,500        2,572,174
       Valero Energy Corp. ..........................................    United States         273,000        4,941,300
                                                                                                           ------------
                                                                                                             21,578,014
                                                                                                           ------------
       OIL & GAS STORAGE & TRANSPORTATION 0.3%
       DHT Maritime Inc. ............................................   Jersey Islands         370,600        1,267,452
       General Maritime Corp. .......................................    United States         177,000        1,219,530
                                                                                                           ------------
                                                                                                              2,486,982
                                                                                                           ------------
       PRECIOUS METALS & MINERALS 1.3%
   (c) Fresnillo PLC, 144A ..........................................   United Kingdom         300,000        3,652,296
(a, c) G-Resources Group Ltd., 144A .................................      Hong Kong        22,034,900        1,393,165
       Impala Platinum Holdings Ltd. ................................    South Africa          130,000        2,901,429
   (a) MAG Silver Corp. .............................................       Canada             250,000        1,315,120
                                                                                                           ------------
                                                                                                              9,262,010
                                                                                                           ------------
       SPECIALTY CHEMICALS 0.1%
   (a) Flotek Industries Inc. .......................................    United States         293,000          471,730
                                                                                                           ------------
       STEEL 0.7%
       Cliffs Natural Resources Inc. ................................    United States         145,000        5,157,650
                                                                                                           ------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $575,047,530) .......................................                                       649,287,613
                                                                                                           ------------


                             Semiannual Report | 29

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                                      COUNTRY      SHARES/WARRANTS       VALUE
       --------------------------------                                 --------------   ---------------   ------------
       CONVERTIBLE PREFERRED STOCKS 1.1%
       OIL & GAS EXPLORATION & PRODUCTION 1.1%
       McMoRan Exploration Co., 8.00%, cvt. pfd. ....................    United States           2,400     $  3,171,840
   (c) SandRidge Energy Inc., 8.50%, cvt. pfd., 144A ................    United States          31,900        4,669,362
                                                                                                           ------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,431,776)                                                   7,841,202
                                                                                                           ------------
       PREFERRED STOCKS 2.4%
       COAL & CONSUMABLE FUELS 0.0%
(a, b) Energy Coal Resources, 144A, pfd. ............................    United States          29,847               --
                                                                                                           ------------
       DIVERSIFIED METALS & MINING 1.0%
       Vale SA, ADR, pfd., A ........................................       Brazil             298,000        6,883,800
                                                                                                           ------------
       INTEGRATED OIL & GAS 1.4%
       Petroleo Brasileiro SA, ADR, pfd. ............................       Brazil             260,000       10,431,200
                                                                                                           ------------
       TOTAL PREFERRED STOCKS (COST $11,456,542) ....................                                        17,315,000
                                                                                                           ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $591,935,848) .......................................                                       674,443,815
                                                                                                           ------------
       SHORT TERM INVESTMENTS (COST $52,708,618) 7.3%
       MONEY MARKET FUNDS 7.3%
   (d) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..    United States      52,708,618       52,708,618
                                                                                                           ------------
       TOTAL INVESTMENTS (COST $644,644,466) 100.5% .................                                       727,152,433
       OTHER ASSETS, LESS LIABILITIES (0.5)% ........................                                        (3,579,479)
                                                                                                           ------------
       NET ASSETS 100.0% ............................................                                      $723,572,954
                                                                                                           ============

See Abbreviations on page 47.

(a)  Non-income producing.

(b)  See Note 8 regarding restricted securities.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $30,209,564, representing 4.18% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009 (unaudited)

                                                                     FRANKLIN
                                                                  BIOTECHNOLOGY    FRANKLIN NATURAL
                                                                  DISCOVERY FUND    RESOURCES FUND
                                                                  --------------   ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $ 278,589,227      $591,935,848
      Cost - Sweep Money Fund (Note 7) ........................       7,047,443        52,708,618
                                                                  -------------      ------------
      Total cost of investments ...............................   $ 285,636,670      $644,644,466
                                                                  =============      ============
      Value - Unaffiliated issuers ............................   $ 290,043,276      $674,443,815
      Value - Sweep Money Fund (Note 7) .......................       7,047,443        52,708,618
                                                                  -------------      ------------
      Total value of investments* .............................     297,090,719       727,152,433
   Foreign currency, at value (cost $4,963) ...................              --             3,743
   Receivables:
      Investment securities sold ..............................       3,860,716         1,109,798
      Capital shares sold .....................................         264,851         3,468,652
      Dividends and interest ..................................         127,293           394,869
   Other assets ...............................................             166               246
                                                                  -------------      ------------
         Total assets .........................................     301,343,745       732,129,741
                                                                  -------------      ------------
Liabilities:
   Payables:
      Investment securities purchased .........................       7,240,251         4,417,134
      Capital shares redeemed .................................         872,909         3,159,397
      Affiliates ..............................................         374,247           610,145
      Allocator Funds (Note 9) ................................              --            11,444
   Payable upon return of securities loaned ...................       1,059,000                --
   Accrued expenses and other liabilities .....................         149,326           358,667
                                                                  -------------      ------------
         Total liabilities ....................................       9,695,733         8,556,787
                                                                  -------------      ------------
            Net assets, at value ..............................   $ 291,648,012      $723,572,954
                                                                  =============      ============
Net assets consist of:
   Paid-in capital ............................................   $ 534,453,539      $716,423,365
   Undistributed net investment income (loss) .................      (1,581,877)       (2,732,738)
   Net unrealized appreciation (depreciation) .................      11,465,688        82,501,751
   Accumulated net realized gain (loss) .......................    (252,689,338)      (72,619,424)
                                                                  -------------      ------------
            Net assets, at value ..............................   $ 291,648,012      $723,572,954
                                                                  =============      ============

* The Franklin Biotechnology Discovery Fund includes $898,987 of securities loaned.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009 (unaudited)

                                                                                   FRANKLIN
                                                                                 BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                                DISCOVERY FUND    RESOURCES FUND
                                                                                --------------   ----------------
CLASS A:
   Net assets, at value .....................................................    $290,827,069      $552,916,648
                                                                                 ------------      ------------
   Shares outstanding .......................................................       5,367,695        18,911,446
                                                                                 ------------      ------------
   Net asset value per share(a) .............................................    $      54.18      $      29.24
                                                                                 ------------      ------------
   Maximum offering price per share (net asset value per share / 94.25%) ....    $      57.49      $      31.02
                                                                                 ------------      ------------
CLASS C:
   Net assets, at value .....................................................                      $ 95,363,352
                                                                                                   ------------
   Shares outstanding .......................................................                         3,332,625
                                                                                                   ------------
   Net asset value and maximum offering price per share(a) ..................                      $      28.62
                                                                                                   ------------
ADVISOR CLASS:
   Net assets, at value .....................................................    $    820,943      $ 75,292,954
                                                                                 ------------      ------------
   Shares outstanding .......................................................          15,146         2,422,061
                                                                                 ------------      ------------
   Net asset value and maximum offering price per share .....................    $      54.20      $      31.09
                                                                                 ------------      ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2009 (unaudited)

                                                                                           FRANKLIN
                                                                                         BIOTECHNOLOGY    FRANKLIN NATURAL
                                                                                         DISCOVERY FUND    RESOURCES FUND
                                                                                         --------------   ----------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................................    $   956,646       $  3,907,125
      Sweep Money Fund (Note 7) ......................................................        285,908              1,738
   Interest ..........................................................................         54,640                 --
   Income from securities loaned .....................................................         25,590                 --
                                                                                          -----------       ------------
         Total investment income .....................................................      1,322,784          3,908,863
                                                                                          -----------       ------------
Expenses:
   Management fees (Note 3a) .........................................................        797,483          1,527,971
   Administrative fees (Note 3b) .....................................................        220,762                 --
   Distribution fees: (Note 3c)
      Class A ........................................................................        409,295            748,927
      Class C ........................................................................             --            416,216
   Transfer agent fees (Note 3e) .....................................................        571,385            765,592
   Special servicing agreement fees (Note 9) .........................................             --             63,094
   Custodian fees (Note 4) ...........................................................          2,601             19,329
   Reports to shareholders ...........................................................         55,334             76,496
   Registration and filing fees ......................................................         18,902             66,055
   Professional fees .................................................................         13,404             19,486
   Trustees' fees and expenses .......................................................          5,453             10,577
   Other .............................................................................         20,853             16,674
                                                                                          -----------       ------------
         Total expenses ..............................................................      2,115,472          3,730,417
         Expense reductions (Note 4) .................................................           (118)               (20)
                                                                                          -----------       ------------
            Net expenses .............................................................      2,115,354          3,730,397
                                                                                          -----------       ------------
               Net investment income (loss) ..........................................       (792,570)           178,466
                                                                                          -----------       ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................      6,321,208         (5,191,374)
      Foreign currency transactions ..................................................        (49,434)          (150,044)
                                                                                          -----------       ------------
               Net realized gain (loss) ..............................................      6,271,774         (5,341,418)
                                                                                          -----------       ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................     19,734,399        158,009,575
      Translation of other assets and liabilities denominated in foreign currencies ..          8,841             (2,536)
                                                                                          -----------       ------------
               Net change in unrealized appreciation (depreciation) ..................     19,743,240        158,007,039
                                                                                          -----------       ------------
Net realized and unrealized gain (loss) ..............................................     26,015,014        152,665,621
                                                                                          -----------       ------------
Net increase (decrease) in net assets resulting from operations ......................    $25,222,444       $152,844,087
                                                                                          ===========       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRANKLIN                          FRANKLIN
                                                              BIOTECHNOLOGY DISCOVERY FUND         NATURAL RESOURCES FUND
                                                            --------------------------------  --------------------------------
                                                            SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                            OCTOBER 31, 2009    YEAR ENDED    OCTOBER 31, 2009    YEAR ENDED
                                                               (UNAUDITED)    APRIL 30, 2009     (UNAUDITED)    APRIL 30, 2009
                                                            ----------------  --------------  ----------------  --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ......................     $   (792,570)    $ (1,178,040)    $    178,466     $    789,378
      Net realized gain (loss) from investments and
         foreign currency transactions ..................        6,271,774       15,091,375       (5,341,418)     (63,673,070)
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in
         foreign currencies .............................       19,743,240      (43,153,718)     158,007,039     (381,791,650)
                                                              ------------     ------------     ------------     ------------
            Net increase (decrease) in net assets
               resulting from operations ................       25,222,444      (29,240,383)     152,844,087     (444,675,342)
                                                              ------------     ------------     ------------     ------------
   Distributions to shareholders from net realized gains:
      Class A ...........................................               --               --               --      (23,435,904)
      Class C ...........................................               --               --               --       (3,211,358)
      Advisor Class .....................................               --               --               --       (2,857,267)
                                                              ------------     ------------     ------------     ------------
   Total distributions to shareholders ..................               --               --               --      (29,504,529)
                                                              ------------     ------------     ------------     ------------
   Capital share transactions: (Note 2)
      Class A ...........................................       (8,782,561)     (14,973,617)      41,966,094       24,773,813
      Class C ...........................................               --               --       15,010,823       26,255,441
      Advisor Class .....................................          884,510               --        6,277,565       15,817,345
                                                              ------------     ------------     ------------     ------------
   Total capital share transactions .....................       (7,898,051)     (14,973,617)      63,254,482       66,846,599
                                                              ------------     ------------     ------------     ------------
   Redemption fees ......................................               --              245               --            9,119
                                                              ------------     ------------     ------------     ------------
            Net increase (decrease) in net assets .......       17,324,393      (44,213,755)     216,098,569     (407,324,153)
Net assets:
   Beginning of period ..................................      274,323,619      318,537,374      507,474,385      914,798,538
                                                              ------------     ------------     ------------     ------------
   End of period ........................................     $291,648,012     $274,323,619     $723,572,954    $ 507,474,385
                                                              ============     ============     ============    =============
Undistributed net investment income (loss) included
   in net assets:
   End of period ........................................     $ (1,581,877)    $   (789,307)    $ (2,732,738)   $  (2,911,204)
                                                              ============     ============     ============    =============

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective September 1, 2009, the Franklin Biotechnology Discovery Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & ADVISOR CLASS                 CLASS A, CLASS C & ADVISOR CLASS
-----------------------                 --------------------------------
Franklin Biotechnology Discovery Fund   Franklin Natural Resources Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.
Investments in open-end mutual funds and non-registered money funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.


                             Semiannual Report | 35

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At October 31, 2009, a market event occurred resulting in a portion of the securities held by the Funds being fair valued. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             36 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES LENDING

The Funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At October 31, 2009, the Franklin Natural Resources Fund had no securities on loan.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net


                             Semiannual Report | 37

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                 FRANKLIN BIOTECHNOLOGY         FRANKLIN NATURAL
                                                     DISCOVERY FUND              RESOURCES FUND
                                               -------------------------   --------------------------
                                                 SHARES        AMOUNT        SHARES         AMOUNT
                                               ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended October 31, 2009
   Shares sold .............................      663,630   $ 36,462,659    4,485,893   $ 121,367,044
   Shares redeemed .........................     (811,661)   (45,245,220)  (3,032,919)    (79,400,950)
                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................     (148,031)  $ (8,782,561)   1,452,974   $  41,966,094
                                               ==========   ============   ==========   =============
Year ended April 30, 2009
   Shares sold .............................    1,476,331   $ 83,768,453    8,382,323   $ 262,904,772
   Shares issued in reinvestment of
      distributions ........................           --             --    1,158,432      21,778,628
   Shares redeemed .........................   (1,782,280)   (98,742,070)  (8,508,133)   (259,909,587)
                                               ----------   ------------   ----------   -------------
   Net increase (decrease) .................     (305,949)  $(14,973,617)   1,032,622   $  24,773,813
                                               ==========   ============   ==========   =============


                             38 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 FRANKLIN BIOTECHNOLOGY         FRANKLIN NATURAL
                                                     DISCOVERY FUND              RESOURCES FUND
                                               -------------------------   --------------------------
                                                 SHARES         AMOUNT       SHARES         AMOUNT
                                               ----------   ------------   ----------   -------------
CLASS C SHARES:
Six Months ended October 31, 2009
   Shares sold .............................                                1,086,777   $  28,793,027
   Shares redeemed .........................                                 (524,204)    (13,782,204)
                                                                           ----------   -------------
   Net increase (decrease) .................                                  562,573   $  15,010,823
                                                                           ==========   =============
Year ended April 30, 2009
   Shares sold .............................                                1,939,748   $  58,744,336
   Shares issued in reinvestment of
      distributions ........................                                  163,334       3,024,942
   Shares redeemed .........................                               (1,216,090)    (35,513,837)
                                                                           ----------   -------------
   Net increase (decrease) .................                                  886,992   $  26,255,441
                                                                           ==========   =============
ADVISOR CLASS SHARES:
Six Months ended October 31, 2009(a)
   Shares sold .............................       15,223   $    888,944      624,091   $  17,393,736
   Shares redeemed .........................          (77)        (4,434)    (390,608)    (11,116,171)
                                                 --------   ------------   ----------   -------------
   Net increase (decrease) .................       15,146   $    884,510      233,483   $   6,277,565
                                                 ========   ============   ==========   =============
Year ended April 30, 2009
   Shares sold .............................                                  816,508   $  23,561,850
   Shares issued in reinvestment of
      distributions ........................                                  141,651       2,824,521
   Shares redeemed .........................                                 (372,382)    (10,569,026)
                                                                           ----------   -------------
   Net increase (decrease) .................                                  585,777   $  15,817,345
                                                                           ==========   =============

(a) For the period September 1, 2009 (effective date) to October 31, 2009 for the Franklin Biotechnology Discovery Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 39

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                          NET ASSETS
-------------------    ---------------------------------------------------
       0.625%          Up to and including $100 million
       0.500%          Over $100 million, up to and including $250 million
       0.450%          Over $250 million, up to and including $7.5 billion
       0.440%          Over $7.5 billion, up to and including $10 billion
       0.430%          Over $10 billion, up to and including $12.5 billion
       0.420%          Over $12.5 billion, up to and including $15 billion
       0.400%          In excess of $15 billion

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE                          NET ASSETS
-------------------    ---------------------------------------------------
       0.150%          Up to and including $200 million
       0.135%          Over $200 million, up to and including $700 million
       0.100%          Over $700 million, up to and including $1.2 billion
       0.075%          In excess of $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Franklin Natural Resources Fund's Class C compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate.


                             40 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                FRANKLIN
                              BIOTECHNOLOGY   FRANKLIN NATURAL
                             DISCOVERY FUND    RESOURCES FUND
                             --------------   ----------------
Reimbursement Plans:
   Class A ...............        0.35%             0.35%
Compensation Plans:
   Class C ...............          --              1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                            FRANKLIN
                                                                          BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                         DISCOVERY FUND    RESOURCES FUND
                                                                         --------------   ----------------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ....................................................       $32,323          $289,426
Contingent deferred sales charges retained ...........................       $   106          $ 15,758

E. TRANSFER AGENT FEES

For the period ended October 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                               FRANKLIN
                             BIOTECHNOLOGY   FRANKLIN NATURAL
                            DISCOVERY FUND    RESOURCES FUND
                            --------------   ----------------
Transfer agent fees .....      $347,894          $509,957

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.


                             Semiannual Report | 41

Franklin Strategic Series

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

                                                   FRANKLIN
                                                 BIOTECHNOLOGY   FRANKLIN NATURAL
                                                DISCOVERY FUND    RESOURCES FUND
                                                --------------   ----------------
Capital loss carryforwards expiring in:
   2011 .....................................    $206,823,704        $       --
   2012 .....................................      49,603,386                --
   2017 .....................................              --         2,454,781
                                                 ------------        ----------
                                                 $256,427,090        $2,454,781
                                                 ============        ==========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2009, the Franklin Biotechnology Discovery Fund deferred realized currency losses of $62,641 and the Franklin Natural Resources Fund deferred realized capital losses and realized currency losses of $48,401,953, and $130,978, respectively.

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                   FRANKLIN
                                                 BIOTECHNOLOGY   FRANKLIN NATURAL
                                                DISCOVERY FUND    RESOURCES FUND
                                                --------------   ----------------
Cost of investments .........................    $288,897,359      $674,624,614
                                                 ============      ============
Unrealized appreciation .....................    $ 52,907,518      $140,400,050
Unrealized depreciation .....................     (44,714,158)      (87,872,231)
                                                 ------------      ------------
Net unrealized appreciation
   (depreciation) ...........................    $  8,193,360      $ 52,527,819
                                                 ============      ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and corporate actions.


                             42 | Semiannual Report

Franklin Strategic Series

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2009, were as follows:

                          FRANKLIN
                        BIOTECHNOLOGY   FRANKLIN NATURAL
                       DISCOVERY FUND    RESOURCES FUND
                       --------------   ----------------
Purchases ..........     $54,204,628      $152,952,062
Sales ..............     $51,983,097      $111,378,061

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2009, the Funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES/PRINCIPAL                                                             ACQUISITION
AMOUNT             ISSUER                                                       DATES           COST         VALUE
----------------   ----------------------------------------------------   ----------------   ----------   ----------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
1,500,000(a) CAD   ConjuChem Biotechnologies Inc., cvt.,
                      sub. note, 144A, 8.00%, 12/31/10 ................          12/12/07    $1,480,677   $  736,721
1,128,271          FibroGen Inc., pfd., E .............................          05/19/00     5,065,937    5,144,916
1,006,900          Indevus Pharmaceuticals Inc.,
                      Escrow Account ..................................          02/20/09     1,107,590    1,100,743
                                                                                                          ----------
                      TOTAL RESTRICTED SECURITIES (2.39% of Net Assets) ...............................   $6,982,380
                                                                                                          ==========


                             Semiannual Report | 43

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

SHARES/PRINCIPAL                                                             ACQUISITION
AMOUNT             ISSUER                                                       DATES           COST         VALUE
----------------   ----------------------------------------------------   ----------------   ----------   ----------
FRANKLIN NATURAL RESOURCES FUND
  199,375          Energy Coal Resources, 144A ........................   11/16/05-5/05/06   $  741,939   $       --
   29,847          Energy Coal Resources, 144A, pfd....................            3/17/09    2,376,164           --
  500,000(b)       Nevsun Resources Ltd., 144A.........................           10/20/09    1,357,789    1,264,734
                                                                                                          ----------
                      TOTAL RESTRICTED SECURITIES (0.17% of Net Assets)................................   $1,264,734
                                                                                                          ==========


(a) The fund also invests in unrestricted securities of the issuer, valued at $0 as of October 31, 2009.

(b) The fund also invests in unrestricted securities of the issuer, valued at $3,461,379 as of October 31, 2009.

See Abbreviations on page 47.

9. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Franklin Natural Resources Fund, which is an eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund pays a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services. For the period ended October 31, 2009, the fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At October 31, 2009, 8.32% of the fund's outstanding shares was held by one or more of the Allocator Funds.

10. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global


                             44 | Semiannual Report

Franklin Strategic Series

10. CREDIT FACILITY (CONTINUED)

Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended October 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

   FRANKLIN
BIOTECHNOLOGY    FRANKLIN NATURAL
DISCOVERY FUND    RESOURCES FUND
--------------   ----------------
     $441              $528

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                               LEVEL 1       LEVEL 2      LEVEL 3        TOTAL
                                            ------------   -----------   ----------   ------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
         Biotechnology ..................   $206,663,184   $        --   $6,245,659   $212,908,843
         Other Equity Investments(b) ....     75,338,712            --           --     75,338,712
      Convertible Bonds .................             --            --      736,721        736,721
      Short Term Investments ............      7,047,443     1,059,000           --      8,106,443
                                            ------------   -----------   ----------   ------------
         Total Investments in
            Securities ..................   $289,049,339   $ 1,059,000   $6,982,380   $297,090,719
                                            ============   ===========   ==========   ============


                             Semiannual Report | 45

Franklin Strategic Series

11. FAIR VALUE MEASUREMENTS (CONTINUED)

                                               LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
                                            ------------   -----------   ----------    ------------
FRANKLIN NATURAL RESOURCES FUND
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
         Coal & Consumable Fuels ........   $ 21,259,603   $        --   $       --(c) $ 21,259,603
         Construction & Engineering .....             --     3,661,169           --       3,661,169
         Diversified Metals & Mining ....     46,696,607    11,600,097           --      58,296,704
         Gold ...........................     44,374,378    11,118,233    1,264,734      56,757,345
         Oil & Gas Exploration &
            Production ..................    187,901,639     7,841,202           --     195,742,841
         Other Equity Investments(b) ....    338,726,153            --           --     338,726,153
      Short Term Investments ............     52,708,618            --           --      52,708,618
                                            ------------   -----------   ----------    ------------
         Total Investments in
            Securities ..................   $691,666,998   $34,220,701   $1,264,734    $727,152,433
                                            ============   ===========   ==========    ============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

(c)  Includes securities determined to have no value at October 31, 2009.

At October 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, was as follows:

                                                                                                                      NET CHANGE
                                                             NET CHANGE                                             IN UNREALIZED
                                                                 IN                                                  APPRECIATION
                                BALANCE AT        NET        UNREALIZED        NET        TRANSFER    BALANCE AT    (DEPRECIATION)
                                BEGINNING     REALIZED      APPRECIATION    PURCHASES   IN (OUT) OF     END OF      ON ASSETS HELD
                                OF PERIOD    GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3       PERIOD       AT PERIOD END
                                ----------   -----------   --------------   ---------   -----------   ----------    --------------
FRANKLIN BIOTECHNOLOGY
   DISCOVERY FUND
   ASSETS
      Equity Investments:(a)
         Biotechnology ......   $6,787,229       $--         $(541,570)        $--          $--       $6,245,659      $(541,570)
      Convertible Bonds .....      785,900        --           (49,179)         --           --          736,721        (49,179)
                                ----------       ---         ---------         ---          ---       ----------      ---------
         Total ..............   $7,573,129       $--         $(590,749)        $--          $--       $6,982,380      $(590,749)
                                ==========       ===         =========         ===          ===       ==========      =========


                             46 | Semiannual Report

Franklin Strategic Series

11. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                                        NET CHANGE
                                                               NET CHANGE                                             IN UNREALIZED
                                                                   IN                                                  APPRECIATION
                                  BALANCE AT       NET         UNREALIZED         NET       TRANSFER     BALANCE      (DEPRECIATION)
                                   BEGINNING    REALIZED      APPRECIATION     PURCHASES    IN (OUT)     AT END OF    ON ASSETS HELD
                                   OF PERIOD   GAIN (LOSS)   (DEPRECIATION)     (SALES)    OF LEVEL 3     PERIOD       AT PERIOD END
                                  ----------   -----------   --------------   ----------   ----------   ----------    --------------
FRANKLIN NATURAL RESOURCES FUND
   ASSETS
      Equity Investments:(a)
         Coal & Consumable
         Fuels.................    $399,194        $--         $(399,194)     $       --       $--      $       --(b)   $(399,194)
         Gold..................          --         --           (93,055)      1,357,789        --       1,264,734        (93,055)
                                   --------        ---         ---------      ----------       ---      ----------      ---------
            Total..............    $399,194        $--         $(492,249)     $1,357,789       $--      $1,264,734      $(492,249)
                                   ========        ===         =========      ==========       ===      ==========      =========

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes securities determined to have no value at October 31, 2009.

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through December 18, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
CURRENCY
CAD - Canadian Dollar

SELECTED PORTFOLIO
ADR - American Depository Receipt


                             Semiannual Report | 47

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             48 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

                                               Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 S2009 12/09

OCTOBER 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Strategic Series

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                                                    FIXED INCOME

                                    FRANKLIN
                             STRATEGIC INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .................................    1
SEMIANNUAL REPORT
Franklin Strategic Income Fund .....................    3
Performance Summary ................................    9
Your Fund's Expenses ...............................   12
Financial Highlights and Statement of Investments ..   14
Financial  Statements ..............................   43
Notes  to Financial Statements .....................   47
Shareholder Information ............................   61

Shareholder Letter

Dear Shareholder:

During the six-month period ended October 31, 2009, economic activity showed signs of stabilization. In early 2009, deteriorating economic conditions and investor uncertainty contributed to market woes until some indicators offered a better economic outlook, and markets rallied beginning in March 2009. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Franklin Strategic Income Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer
- Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, which consist of all varieties of fixed and floating rate income securities, such as bonds, mortgage securities and other asset-backed securities, and convertible securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Strategic Income Fund's semiannual report for the period ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +14.21% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which had a +5.61% total return for the same period.(1) The Fund underperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +17.90% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated, nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's, or Fitch, respectively. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 10/31/09, there were 157 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. The Lipper average includes reinvestment of any income or distributions. One cannot invest directly in a Lipper average, and the average is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                              Semiannual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended October 31, 2009, economic activity showed signs of recovery as many of the forces that had hindered the economy dissipated. Financial markets stabilized in response to federal stimulus packages and the Federal Reserve Board's (Fed's) interventions, and investor risk appetite improved. In 2009's third quarter, a number of blue-chip companies released reports that showed better-than-expected profits resulting from cost-cutting measures. Economic activity as measured by gross domestic product
(GDP) improved from earlier in 2009. GDP registered an annualized -0.7% in 2009's second quarter and an annualized 2.8% in the third quarter. These positive signs, however, were constrained by a rising unemployment rate, which reached 10.2% by period-end, a 26-year high.(3) Despite improving economic data, most industries eliminated jobs.

As economic conditions improved, oil prices increased from $53 per barrel in May to $77 in October, still well below 2008 highs. October's inflation rate was an annualized -0.2%.(3) Core inflation, which excludes food and energy costs, rose at a 1.7% annualized rate, which was within the Fed's informal target range of 1.5% to 2.0%.(3) The core personal consumption expenditures price index reported a 12-month increase of 1.4%.(4)

During the period under review, an improving economy and decelerating inflation prompted policymakers to maintain low interest rates and discontinue certain stimulus plans. Noting it now believes the recession has ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% for an extended period and began to lay the groundwork for an eventual tightening of monetary policy. Near period-end, the Fed assessed which support programs it created or expanded could be phased out.

The spread between two-year and 10-year Treasury yields rose to 251 basis points (100 basis points equal one percentage point) at the end of October from 225 basis points at the beginning of the reporting period. The two-year Treasury bill yield slightly fell from 0.91% to 0.90% over the six-month period, while the 10-year Treasury note yield rose from 3.16% to 3.41%.

Globally, the coordinated response to the financial crisis and frozen credit markets began to improve investor confidence, which gradually benefited economic activity through the increased flow of credit, especially in interbank

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Bureau of Economic Analysis.


                              4 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
5/1/09-10/31/09

                                      DIVIDEND PER SHARE
            ----------------------------------------------------------------------
MONTH         CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
---------   ----------    -----------   -----------   -----------   --------------
May          3.80 cents    3.52 cents    3.52 cents    3.63 cents    3.98 cents
June         3.80 cents    3.50 cents    3.52 cents    3.62 cents    3.98 cents
July         3.80 cents    3.50 cents    3.52 cents    3.62 cents    3.98 cents
August       3.80 cents    3.50 cents    3.52 cents    3.62 cents    3.98 cents
September    4.88 cents    4.24 cents    4.27 cents    4.50 cents    5.25 cents
October      4.79 cents    4.44 cents    4.46 cents    4.59 cents    5.00 cents
            -----------   -----------   -----------   -----------   -----------
TOTAL       24.87 CENTS   22.70 CENTS   22.81 CENTS   23.58 CENTS   26.17 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

lending and trade financing. Strong economic activity in China, thawing credit markets and the G20 meeting in April also boosted investor confidence.(5) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. By period-end, many observers believed the worst of the financial crisis was over, and there was substantial evidence that an economic recovery was under way. Greater risk appetite during the review period benefited non-U.S. dollar currencies as investors' economic outlook improved. However, although financial markets and economic activity rebounded significantly from very low levels, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage and other asset-backed securities, floating and variable rate debt securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

(5.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                 10/31/09   4/30/09
                                                 --------   -------
High Yield Corporate Bonds & Preferred Stocks      26.7%     22.1%
Investment Grade Corporate Bonds                   15.8%     18.2%
Floating Rate Bank Loans                           12.9%      9.6%
Mortgages & Other Asset-Backed Bonds               11.8%     17.8%
Other International Bonds (non-$US)                10.5%      8.3%
Emerging Market Bonds ($US)                         6.8%      6.0%
U.S. Government & Agency Bonds*                     5.9%      8.9%
International Developed Country Bonds (non-$US)     4.5%      2.2%
Municipal Bonds                                     2.3%      2.8%
Convertible Securities                              0.2%      0.4%
Short-Term Investments & Other Net Assets           2.6%      3.7%

* Includes 3.0% Treasury Inflation Protected Securities as of 10/31/09 and 2.9% as of 4/30/09. Also includes agency preferred stock.

MANAGER'S DISCUSSION

During the six months ended October 31, 2009, many of the performance trends that had affected financial and fixed income markets during 2008 and into early 2009 experienced a substantial reversal. In 2008's second half, the unfolding global economic recession and a breakdown in credit markets pressured the fixed income market's spread sectors. Largely as a result, only certain developed-country government securities experienced strong performance during that time. Although the economic backdrop remained unclear as we entered 2009, historically cheap valuations attracted investors into many of these same spread sectors and away from government bonds, largely reversing the 2008 declines. In this environment, Franklin Strategic Income Fund outperformed the BC U.S. Aggregate Index and lagged the Lipper Multi-Sector Income Funds Classification Average. The Fund's higher spread sector exposure and lower weightings to more U.S. interest-rate sensitive fixed income sectors (i.e., U.S. Treasury securities, agency bonds and mortgage-backed securities) aided performance compared with the index. Compared with the peer average, the Fund's lower exposure in certain higher beta sectors (such as high yield corporate bonds) and securities (including distressed bonds) hindered relative results.

Overall, high-quality U.S. government securities suffered during the period under review given a modest rise in longer term interest rates. Consequently, U.S. Treasury securities had generally flat returns, while agency debentures and agency mortgage-backed securities delivered moderately positive results given some spread tightening in these sectors. Although the Fund's exposure


                              6 | Semiannual Report
varied throughout the period, in general the Fund reduced its exposure to these more interest rate-sensitive sectors, although we maintained some exposure to Treasury Inflation Protected Securities (TIPS), which provided stronger returns given the market's increasing long-term inflation expectations. Our exposure to asset-backed securities and commercial mortgage-backed securities, while generally in AAA-rated tranches, helped Fund performance. Despite growing concerns regarding rising delinquencies for these securitized issuers, the sectors rebounded significantly during the six months under review from their early 2009 lows, aided in part by government programs designed to improve liquidity and refinancing for these sectors. Given the seniority of the Fund's holdings, we maintained holdings in these sectors following the partial price rebounds.

The corporate bond sector continued the rebound that began in early 2009. On a calendar year-to-date basis, the investment-grade and noninvestment-grade corporate bond indexes posted some of their historically strongest returns, with high yield corporate bonds returning 47.82%, as measured by the Credit Suisse
(CS) High Yield Index.(6) In addition, although year-over-year earnings were down through 2009's third quarter, many analysts thought the outlook for 2010 appeared more positive given easing credit market conditions for refinancing and the significant cost cuts many companies implemented over the past year. We maintained positions in investment-grade and noninvestment-grade securities. In particular, we added exposure to the bank loan sector due to the loans' floating rate nature and what we viewed as still attractive valuations. Overall, the corporate bond sector contributed significantly to Fund performance during the reporting period, and the Fund maintained relatively large exposure at period-end given valuations that we believed still offered long-term value.

After experiencing strong appreciation amid a flight to quality in 2008's second half, the U.S. dollar weakened versus a basket of foreign currencies during the six months under review. As a result, the Fund's non-U.S. dollar bond and currency positions, such as Brazilian and Indonesian local government bonds, benefited performance. Also, the Fund's peripheral European exposure in Sweden, Poland and Norway, which we proxy hedged by selling the euro against the exposures, performed well given the outperformance of those currencies relative to the euro. Although we took a short position in the Japanese yen, we maintained and added to certain Asian currency and bond positions during the period, including those of Malaysia, South Korea and the

(6.) Source: (C) 2009 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.


                             Semiannual Report | 7

Philippines, based on our assessment of those countries' relative growth and interest rate prospects compared with those of the U.S. The Fund's hard currency, U.S. dollar-denominated, emerging market sovereign positions, which we added to in 2008's second half, generally performed well as spread valuations tightened for sovereign bonds of countries such as Russia, Indonesia and South Africa.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha

Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 10/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSTX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.99     $9.82     $8.83
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2487

CLASS B (SYMBOL: FKSBX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$1.00     $9.87     $8.87
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2270

CLASS C (SYMBOL: FSGCX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.99     $9.82     $8.83
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2281

CLASS R (SYMBOL: FKSRX)                     CHANGE   10/31/09   4/30/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.99     $9.80     $8.81
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2358

ADVISOR CLASS (SYMBOL: FKSAX)               CHANGE   10/31/09   4/30/09
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       +$0.99     $9.83     $8.84
DISTRIBUTIONS (5/1/09-10/31/09)
Dividend Income                   $0.2617


                              Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                -------           ------   ------   -------
Cumulative Total Return(2)             +14.21%           +26.87%  +30.92%  +97.82%
Average Annual Total Return(3)          +9.38%           +21.53%   +4.63%   +6.59%
Avg. Ann. Total Return (9/30/09)(4)                      +10.07%   +4.84%   +6.55%
   Distribution Rate(5)                          6.95%
   30-Day Standardized Yield(6)                  4.95%
   Total Annual Operating Expenses(7)            0.91%

CLASS B                                6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                -------           ------   ------   -------
Cumulative Total Return(2)             +14.00%           +26.31%  +28.37%  +91.65%
Average Annual Total Return(3)         +10.00%           +22.31%   +4.81%   +6.72%
Avg. Ann. Total Return (9/30/09)(4)                      +10.49%   +5.04%   +6.67%
   Distribution Rate(5)                          6.83%
   30-Day Standardized Yield(6)                  4.77%
   Total Annual Operating Expenses(7)            1.31%

CLASS C                                6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                -------           ------   ------   -------
Cumulative Total Return(2)             +13.96%           +26.34%  +28.33%  +90.11%
Average Annual Total Return(3)         +12.96%           +25.34%   +5.11%   +6.64%
Avg. Ann. Total Return (9/30/09)(4)                      +13.46%   +5.34%   +6.59%
   Distribution Rate(5)                          6.88%
   30-Day Standardized Yield(6)                  4.77%
   Total Annual Operating Expenses(7)            1.31%

                                                                           INCEPTION
CLASS R                                6-MONTH           1-YEAR   5-YEAR    (1/1/02)
-------                                -------           ------   ------   ---------
Cumulative Total Return(2)             +14.09%           +26.61%  +29.37%   +74.75%
Average Annual Total Return(3)         +14.09%           +26.61%   +5.29%    +7.39%
Avg. Ann. Total Return (9/30/09)(4)                      +14.68%   +5.51%    +7.35%
   Distribution Rate(5)                          7.03%
   30-Day Standardized Yield(6)                  4.92%
   Total Annual Operating Expenses(7)            1.16%

ADVISOR CLASS(8)                       6-MONTH           1-YEAR   5-YEAR   10-YEAR
---------------                        -------           ------   ------   -------
Cumulative Total Return(2)             +14.36%           +27.17%  +32.67%  +102.96%
Average Annual Total Return(3)         +14.36%           +27.17%   +5.82%    +7.33%
Avg. Ann. Total Return (9/30/09)(4)                      +15.23%   +6.02%    +7.28%
   Distribution Rate(5)                          7.49%
   30-Day Standardized Yield(6)                  5.43%
   Total Annual Operating Expenses(7)            0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOANS AND HIGH YIELD CORPORATE BONDS ARE RATED BELOW INVESTMENT GRADE AND ARE SUBJECT TO GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. INVESTING IN DERIVATIVE SECURITIES AND THE USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1). Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2). Cumulative total return represents the change in value of an investment over the periods indicated.

(3). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4). In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5). Distribution rate is based on the sum of the respective class's last 12 months' dividend distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/09.

(6). The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7). Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                          -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000           $1,142.10              $4.64
Hypothetical (5% return before expenses)        $1,000           $1,020.87              $4.38
CLASS B
Actual                                          $1,000           $1,140.00              $6.80
Hypothetical (5% return before expenses)        $1,000           $1,018.85              $6.41
CLASS C
Actual                                          $1,000           $1,139.60              $6.80
Hypothetical (5% return before expenses)        $1,000           $1,018.85              $6.41
CLASS R
Actual                                          $1,000           $1,140.90              $5.99
Hypothetical (5% return before expenses)        $1,000           $1,019.61              $5.65
ADVISOR CLASS
Actual                                          $1,000           $1,143.60              $3.30
Hypothetical (5% return before expenses)        $1,000           $1,022.13              $3.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86%; B: 1.26%; C: 1.26%; R: 1.11%; and
     Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                          SIX MONTHS ENDED                          YEAR ENDED APRIL 30,
                                          OCTOBER 31, 2009   ------------------------------------------------------------------
CLASS A                                      (UNAUDITED)        2009           2008           2007          2006         2005
-------                                   ----------------   ----------     ----------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $     8.83      $    10.28     $    10.48     $    10.20     $  10.24     $  10.09
                                             ----------      ----------     ----------     ----------     --------     --------
Income from investment operationsa:
   Net investment income(b) ...........            0.28            0.51           0.56           0.53         0.51         0.53
   Net realized and unrealized gains
      (losses) ........................            0.96           (1.20)         (0.07)          0.35         0.05         0.27
                                             ----------      ----------     ----------     ----------     --------     --------
Total from investment operations ......            1.24           (0.69)          0.49           0.88         0.56         0.80
                                             ----------      ----------     ----------     ----------     --------     --------
Less distributions from net investment
   income and net foreign currency
   gains ..............................           (0.25)          (0.76)         (0.69)         (0.60)       (0.60)       (0.65)
                                             ----------      ----------     ----------     ----------     --------     --------
Redemption fees(c) ....................              --              --(d)          --(d)          --(d)        --(d)        --(d)
                                             ----------      ----------     ----------     ----------     --------     --------
Net asset value, end of period ........      $     9.82      $     8.83     $    10.28     $    10.48     $  10.20     $  10.24
                                             ==========      ==========     ==========     ==========     ========     ========
Total return(e) .......................           14.21%          (6.32)%         4.80%          9.09%        5.69%        8.10%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................            0.86%           0.89%          0.89%          0.92%        0.91%        0.91%(h)
Net investment income .................            5.86%           5.67%          5.44%          5.22%        5.05%        5.18%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $2,531,169      $2,060,179     $2,123,947     $1,521,459     $998,182     $696,198
Portfolio turnover rate ...............           29.13%          49.48%         31.71%         42.24%       34.10%       48.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(i) ...........           29.13%          49.48%         31.71%         41.50%       33.59%       39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, before waiver and payments by affiliates, was 0.92%.

(i)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                          SIX MONTHS ENDED                       YEAR ENDED APRIL 30,
                                          OCTOBER 31, 2009   -----------------------------------------------------------
CLASS B                                      (UNAUDITED)       2009        2008         2007          2006        2005
-------                                   ----------------   -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..        $  8.87       $ 10.32     $  10.52     $  10.24     $  10.27     $  10.12
                                               -------       -------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...........           0.26          0.48         0.52         0.49         0.47         0.49
   Net realized and unrealized gains
      (losses) ........................           0.97         (1.20)       (0.07)        0.35         0.06         0.27
                                               -------       -------     --------     --------     --------     --------
Total from investment operations ......           1.23         (0.72)        0.45         0.84         0.53         0.76
                                               -------       -------     --------     --------     --------     --------
Less distributions from net investment
   income and net foreign currency
   gains ..............................          (0.23)        (0.73)       (0.65)       (0.56)       (0.56)       (0.61)
                                               -------       -------     --------     --------     --------     --------
Redemption fees(c) ....................             --            --(d)        --(d)        --(d)        --(d)        --(d)
                                               -------       -------     --------     --------     --------     --------
Net asset value, end of period ........        $  9.87       $  8.87     $  10.32     $  10.52     $  10.24     $  10.27
                                               =======       =======     ========     ========     ========     ========
Total return(e) .......................          14.00%        (6.68)%       4.35%        8.62%        5.34%        7.65%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           1.26%         1.29%        1.29%        1.32%        1.31%        1.31%(h)
Net investment income .................           5.46%         5.27%        5.04%        4.82%        4.65%        4.78%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....        $79,726       $79,959     $105,620     $104,523     $104,477     $110,502
Portfolio turnover rate ...............          29.13%        49.48%       31.71%       42.24%       34.10%       48.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(i) ...........          29.13%        49.48%       31.71%       41.50%       33.59%       39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, before waiver and payments by affiliates, was 1.32%.

(i)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                          SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                          OCTOBER 31, 2009   -------------------------------------------------------------
CLASS C                                      (UNAUDITED)       2009         2008         2007           2006         2005
-------                                   ----------------   --------     --------     --------      --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $   8.83       $  10.27     $  10.48     $  10.20      $  10.24     $  10.09
                                              --------       --------     --------     --------      --------     --------
Income from investment operations(a):
   Net investment income(b) ...........           0.26           0.48         0.52         0.49          0.47         0.49
   Net realized and unrealized gains
      (losses) ........................           0.96          (1.19)       (0.08)        0.35          0.05         0.27
                                              --------       --------     --------     --------      --------     --------
Total from investment operations ......           1.22          (0.71)        0.44         0.84          0.52         0.76
                                              --------       --------     --------     --------      --------     --------
Less distributions from net investment
   income and net foreign currency
   gains ..............................          (0.23)         (0.73)       (0.65)       (0.56)        (0.56)       (0.61)
                                              --------       --------     --------     --------      --------     --------
Redemption fees(c) ....................             --             --(d)        --(d)        --(d)         --(d)        --(d)
                                              --------       --------     --------     --------      --------     --------
Net asset value, end of period ........       $   9.82       $   8.83     $  10.27     $  10.48      $  10.20     $  10.24
                                              ========       ========     ========     ========      ========     ========
Total return(e) .......................          13.96%         (6.60)%       4.28%        8.67%         5.27%        7.67%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           1.26%          1.29%        1.29%        1.32%         1.31%        1.31%(h)
Net investment income .................           5.46%          5.27%        5.04%        4.82%         4.65%        4.78%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $986,956       $773,337     $733,071     $437,026      $294,412     $213,741
Portfolio turnover rate ...............          29.13%         49.48%       31.71%       42.24%        34.10%       48.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(i) ...........          29.13%         49.48%       31.71%       41.50%        33.59%       39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, before waiver and payments by affiliates, was 1.32%.

(i)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                          SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                          OCTOBER 31, 2009   ---------------------------------------------------------
CLASS R                                      (UNAUDITED)       2009         2008         2007        2006        2005
-------                                   ----------------   --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $   8.81       $  10.25     $  10.46     $ 10.18     $ 10.22     $ 10.07
                                              --------       --------     --------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........           0.27           0.49         0.53        0.51        0.49        0.51
   Net realized and unrealized gains
      (losses) ........................           0.96          (1.19)       (0.08)       0.35        0.05        0.26
                                              --------       --------     --------     -------     -------     -------
Total from investment operations ......           1.23          (0.70)        0.45        0.86        0.54        0.77
                                              --------       --------     --------     -------     -------     -------
Less distributions from net investment
   income and net foreign currency
   gains ..............................          (0.24)         (0.74)       (0.66)      (0.58)      (0.58)      (0.62)
                                              --------       --------     --------     -------     -------     -------
Redemption fees(c) ....................             --             --(d)        --(d)       --(d)       --(d)       --(d)
                                              --------       --------     --------     -------     -------     -------
Net asset value, end of period ........       $   9.80       $   8.81     $  10.25     $ 10.46     $ 10.18     $ 10.22
                                              ========       ========     ========     =======     =======     =======
Total returne .........................          14.09%         (6.47)%       4.55%       8.74%       5.44%       7.86%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           1.11%          1.14%        1.14%       1.17%       1.16%       1.16%(h)
Net investment income .................           5.61%          5.42%        5.19%       4.97%       4.80%       4.93%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $159,002       $115,811     $108,020     $65,527     $32,971     $17,859
Portfolio turnover rate ...............          29.13%         49.48%       31.71%      42.24%      34.10%      48.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(i) ...........          29.13%         49.48%       31.71%      41.50%      33.59%      39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, before waiver and payments by affiliates, was 1.17%.

(i)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                          SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                          OCTOBER 31, 2009   ---------------------------------------------------------
ADVISOR CLASS                                (UNAUDITED)       2009         2008         2007        2006        2005
-------------                             ----------------   --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $   8.84       $  10.28     $  10.49     $ 10.21     $ 10.24     $ 10.09
                                              --------       --------     --------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........           0.29           0.53         0.58        0.56        0.54        0.56
   Net realized and unrealized gains
      (losses) ........................           0.96          (1.18)       (0.07)       0.35        0.06        0.26
                                              --------       --------     --------     -------     -------     -------
Total from investment operations ......           1.25          (0.65)        0.51        0.91        0.60        0.82
                                              --------       --------     --------     -------     -------     -------
Less distributions from net
   investment income and net foreign
   currency gains .....................          (0.26)         (0.79)       (0.72)      (0.63)      (0.63)      (0.67)
                                              --------       --------     --------     -------     -------     -------
Redemption fees(c) ....................             --             --(d)        --(d)       --(d)       --(d)       --(d)
                                              --------       --------     --------     -------     -------     -------
Net asset value, end of period ........       $   9.83       $   8.84     $  10.28     $ 10.49     $ 10.21     $ 10.24
                                              ========       ========     ========     =======     =======     =======
Total return(e) .......................          14.36%         (5.98)%       5.05%       9.25%       6.05%       8.37%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................           0.61%          0.64%        0.64%       0.67%       0.66%       0.66%(h)
Net investment income .................           6.11%          5.92%        5.69%       5.47%       5.30%       5.43%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $276,000       $166,821     $111,346     $66,745     $57,367     $60,489
Portfolio turnover rate ...............          29.13%         49.48%       31.71%      42.24%      34.10%      48.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(i) ...........          29.13%         49.48%       31.71%      41.50%      33.59%      39.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, before waiver and payments by affiliates, was 0.67%.

(i)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009 (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION        SHARES                   VALUE
------------------------------                                  --------------------   ---------------          --------------
       COMMON STOCKS 0.0%
       AUTOMOBILES & COMPONENTS 0.0%
(a, b) Cambridge Industries Liquidating Trust Interest ......       United States              516,372          $           --
                                                                                                                --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(a, b) VS Holdings Inc. .....................................       United States               64,666                      --
                                                                                                                --------------
       TOTAL COMMON STOCKS (COST $64,666) ...................                                                               --
                                                                                                                --------------
       CONVERTIBLE PREFERRED STOCKS (COST $6,060,000) 0.0%(c)
       BANKS 0.0%(c)
(a)    Fannie Mae, 8.75%, cvt. pfd ..........................       United States              121,200                 193,920
                                                                                                                --------------
       PREFERRED STOCKS 0.0%(c)
       BANKS 0.0%(c)
(a)    Freddie Mac, 8.375%, pfd., Z .........................       United States              200,000                 220,000
                                                                                                                --------------
       DIVERSIFIED FINANCIALS 0.0%(c)
(d)    Preferred Blocker Inc., 7.00%, pfd., 144A ............       United States                2,081               1,270,906
                                                                                                                --------------
       TOTAL PREFERRED STOCKS (COST $5,738,755) .............                                                        1,490,906
                                                                                                                --------------

                                                                                          PRINCIPAL
                                                                                          AMOUNT(e)
                                                                                       ---------------
(f, g) SENIOR FLOATING RATE INTERESTS 12.9%
       AUTOMOBILES & COMPONENTS 0.4%
       Federal-Mogul Corp.,
          Term Loan B, 2.188%, 12/27/14 .....................       United States           16,299,728              12,560,978
          Term Loan C, 4.188%, 12/27/15 .....................       United States            3,200,000               2,466,000
                                                                                                                --------------
                                                                                                                    15,026,978
                                                                                                                --------------
       CAPITAL GOODS 0.6%
       RBS Global Inc. (Rexnord),
          Incremental Tranche B-2, 2.50%, 7/22/13 ...........       United States            6,229,627               5,975,253
          Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13 ..       United States           12,734,198              12,267,274
       TransDigm Inc., Term Loan B, 2.289%, 6/23/13 .........       United States            6,819,422               6,557,604
                                                                                                                --------------
                                                                                                                    24,800,131
                                                                                                                --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.9%
       ARAMARK Corp.,
          Synthetic L/C, 2.14%, 1/26/14 .....................       United States            1,164,131               1,070,515
          Term Loan B, 2.118% - 2.158%, 1/26/14 .............       United States           17,611,170              16,194,932
       Duratek Inc. (EnergySolutions), Term Loan B, 4.05%,
          6/07/13 ...........................................       United States            3,292,222               3,279,877
       EnergySolutions LLC,
          Synthetic L/C, 4.00%, 6/07/13 .....................       United States              489,021                 487,798
          Synthetic L/C (Add-On), 4.00%, 6/07/13 ............       United States              126,535                 126,219
          Term Loan B, 4.05%, 6/07/13 .......................       United States            6,862,010               6,836,278
(h)    EnviroSolutions Inc., Initial Term Loan, PIK, 11.00%,
          7/07/12 ...........................................       United States            4,104,152               3,088,374
       JohnsonDiversey Inc.,
          Delay Draw, Term Loan, 2.483%, 12/16/10 ...........       United States              677,967                 675,213
          Term Loan B, 2.483%, 12/16/11 .....................       United States            3,043,840               3,031,476
                                                                                                                --------------
                                                                                                                    34,790,682
                                                                                                                --------------


                             Semiannual Report | 19

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
(f, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CONSUMER DURABLES & APPAREL 0.3%
       Jarden Corp.,
          Term Loan B1, 2.033%, 1/24/12 .....................       United States            1,200,822          $    1,161,495
          Term Loan B2, 2.033%, 1/24/12 .....................       United States            1,933,992               1,866,302
          Term Loan B4, 3.533%, 1/26/15 .....................       United States            5,676,580               5,652,454
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
          2.322%, 10/04/11 ..................................       United States            4,558,727               4,520,740
                                                                                                                --------------
                                                                                                                    13,200,991
                                                                                                                --------------
       CONSUMER SERVICES 0.9%
       Education Management LLC, Term Loan C, 2.063%,
          6/01/13 ...........................................       United States           15,202,311              14,287,801
(h, i) Kuilima Resort Co. (Turtle Bay), First Lien Term Loan,
          PIK, 9.00%, 9/30/10 ...............................       United States           37,979,689              11,014,110
       Penn National Gaming Inc., Term Loan B, 1.99% - 2.21%,
          10/03/12 ..........................................       United States           10,629,305              10,302,124
                                                                                                                --------------
                                                                                                                    35,604,035
                                                                                                                --------------
       DIVERSIFIED FINANCIALS 0.1%
       TD Ameritrade Holding Corp., Term Loan B, 1.75%,
          12/31/12 ..........................................       United States            5,308,980               5,162,957
                                                                                                                --------------
       FOOD & STAPLES RETAILING 0.3%
       SUPERVALU Inc., Term Loan B, 1.504% - 1.531%,
          6/02/12 ...........................................       United States           11,910,678              11,405,224
                                                                                                                --------------
       FOOD, BEVERAGE & TOBACCO 0.7%
       Constellation Brands Inc., Term Loan B, 1.75%,
          6/05/13 ...........................................       United States            3,286,619               3,168,850
       Dean Foods Co., Term Loan B, 1.625% - 1.665%,
          4/02/14 ...........................................       United States            5,130,009               4,806,177
(j)    Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 ....       United States           19,266,430              19,542,287
                                                                                                                --------------
                                                                                                                    27,517,314
                                                                                                                --------------
       HEALTH CARE EQUIPMENT & SERVICES 1.9%
       Community Health Systems Inc.,
          Delayed Draw Term Loan,2.493%, 7/25/14 ............       United States            1,147,610               1,071,653
          Term Loan, 2.493% - 2.622%, 7/25/14 ...............       United States           22,491,809              21,003,143
       DaVita Inc., Term Loan B-1, 1.75% - 1.79%, 10/05/12 ..       United States            5,174,307               4,977,394
       DJO Finance LLC, Term Loan B, 3.243% - 3.283%,
          5/20/14 ...........................................       United States           14,920,659              14,417,087
       Fresenius Medical Care Holdings Inc., Term Loan B,
          1.658% - 1.667%, 3/31/13 ..........................          Germany               4,076,161               3,925,004
       HCA Inc.,
          Term Loan A-1, 1.783%, 11/19/12 ...................       United States            4,070,790               3,803,010
          Term Loan B-1, 2.533%, 11/18/13 ...................       United States           19,227,645              17,944,469
       LifePoint Hospitals Inc., Term Loan B, 2.015%,
          4/15/12 ...........................................       United States            9,727,968               9,448,289
                                                                                                                --------------
                                                                                                                    76,590,049
                                                                                                                --------------
       INSURANCE 0.4%
(j)    Conseco Inc., Term Loan, 6.50%, 10/10/13 .............       United States           17,325,080              15,693,629
                                                                                                                --------------
       MATERIALS 2.0%
(j)    Ashland Inc., Term Loan B, 6.65%, 5/13/14 ............       United States            7,190,623               7,319,457
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.037%,
          4/02/14 ...........................................       United States           16,133,982              15,132,949


                             20 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
(f, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MATERIALS (CONTINUED)
       Georgia-Pacific LLC,
          Term Loan B, 2.283% - 2.464%, 12/20/12 ............       United States            4,525,873          $    4,368,712
          Term Loan C, 3.533% - 3.714%, 12/23/14 ............       United States            4,830,032               4,807,089
       Hexion Specialty Chemicals BV, Term Loan C-2, 2.563%,
          5/03/13 ...........................................        Netherlands             3,269,374               2,599,152
       Hexion Specialty Chemicals Inc., Term Loan C-1, 2.563%,
          5/03/13 ...........................................       United States           15,050,394              11,965,063
       Nalco Co.,
          Term Loan B, 2.063%, 11/04/10 .....................       United States              812,771                 813,089
          (j) Term Loan, 6.50%, 5/13/16 .....................       United States            5,241,763               5,340,046
       Novelis Corp., U.S. Term Loan, 2.25% - 2.29%,
          7/07/14 ...........................................       United States            7,065,992               6,380,987
(j)    Rockwood Specialties Group Inc., Term Loan H, 6.00%,
          5/15/14 ...........................................       United States           20,485,122              20,774,474
                                                                                                                --------------
                                                                                                                    79,501,018
                                                                                                                --------------
       MEDIA 2.3%
       Cinemark USA Inc., Term Loan, 2.00% - 2.21%,
          10/05/13 ..........................................       United States            5,132,730               4,881,591
       CSC Holdings Inc. (Cablevision), Incremental Term Loan
          B-2, 2.049% - 2.194%, 3/29/16 .....................       United States           20,996,993              20,361,729
       DIRECTV Holdings LLC, Term Loan B, 1.743%, 4/13/13 ...       United States            2,367,805               2,324,043
       Discovery Communications Inc., Term Loan B, 2.283%,
          5/14/14 ...........................................       United States            2,940,293               2,860,170
(i, j) Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%,
          4/08/12 ...........................................       United States           21,570,197              12,413,648
(j)    R.H. Donnelley Inc.,
          Term Loan D-1, 3.75%, 6/30/11 .....................       United States            5,563,452               4,872,655
          Term Loan D-2, 4.00%, 6/30/11 .....................       United States           10,256,864               8,857,521
       Regal Cinemas Corp., Term Loan, 4.033%, 10/27/13 .....       United States            6,134,473               6,093,575
(i, j) Tribune Co., Incremental Term Loan, 5.25%, 5/14/14 ...       United States           29,519,740              13,336,605
       Univision Communications Inc., Initial Term Loan,
          2.533%, 9/29/14 ...................................       United States           11,890,606               9,614,400
       UPC Financing Partnership,
          Term Loan N, 1.996%, 12/31/14 .....................        Netherlands             1,030,954                 966,949
(j)       Term Loan T, 3.746%, 12/31/16 .....................        Netherlands             8,303,412               7,992,034
                                                                                                                --------------
                                                                                                                    94,574,920
                                                                                                                --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.5%
       Mylan Inc., Term Loan B, 3.50% - 3.563%, 10/02/14 ....       United States           20,569,076              20,054,849
                                                                                                                --------------
       RETAILING 0.0%(c)
       Dollar General Corp., Tranche B-1 Term Loan, 2.993% -
          3.031%, 7/07/14 ...................................       United States            1,797,527               1,722,376
                                                                                                                --------------
       SOFTWARE & SERVICES 0.3%
       Affiliated Computer Services Inc., Additional Term
          Loan, 2.243% - 2.244%, 3/20/13 ....................       United States            4,053,662               4,011,143
       Lender Processing Services Inc., Term Loan B, 2.743%,
          7/02/14 ...........................................       United States            1,087,315               1,081,199
       SunGard Data Systems Inc., Tranche A U.S. Term Loan,
          1.994%, 2/28/14 ...................................       United States            6,617,083               6,230,401
                                                                                                                --------------
                                                                                                                    11,322,743
                                                                                                                --------------


                             Semiannual Report | 21

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
(f, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TELECOMMUNICATION SERVICES 0.6%
       Intelsat Corp. (Panamsat),
          Incremental Term Loan B-2-A, 2.746%, 1/03/14 ......       United States              274,909          $      260,347
          Incremental Term Loan B-2-B, 2.746%, 1/03/14 ......       United States              274,825                 260,268
          Incremental Term Loan B-2-C, 2.746%, 1/03/14 ......       United States              274,825                 260,268
(j)       Tranche B-2-A, 2.746%, 1/03/14 ....................       United States            5,469,711               5,179,986
(j)       Tranche B-2-B, 2.746%, 1/03/14 ....................       United States            5,468,037               5,178,401
(j)       Tranche B-2-C, 2.746%, 1/03/14 ....................       United States            5,468,037               5,178,401
(j)    NTELOS Inc., Term Loan B, 5.75%, 8/07/15 .............       United States            4,455,656               4,487,215
       Windstream Corp., Tranche B-2 Term Loan, 3.00% -
          3.04%, 12/17/15 ...................................       United States            3,653,688               3,553,851
                                                                                                                --------------
                                                                                                                    24,358,737
                                                                                                                --------------
       UTILITIES 0.7%
       NRG Energy Inc.,
          Credit Link, 2.033%, 2/01/13 ......................       United States            6,462,141               6,095,951
          Term Loan, 1.993% - 2.033%, 2/01/13 ...............       United States           12,027,085              11,345,546
       Texas Competitive Electric Holdings Co. LLC, Term Loan
          B-2, 5.75%, 10/10/14 ..............................       United States           11,728,993               9,117,462
                                                                                                                --------------
                                                                                                                    26,558,959
                                                                                                                --------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $512,726,272)                                                                                      517,885,592
                                                                                                                --------------
       CORPORATE BONDS 42.5%
       AUTOMOBILES & COMPONENTS 0.7%
       Ford Motor Credit Co. LLC, senior note,
          9.75%, 9/15/10 ....................................       United States            5,000,000               5,126,710
          9.875%, 8/10/11 ...................................       United States           11,000,000              11,275,000
          7.50%, 8/01/12 ....................................       United States            2,000,000               1,948,890
(d)    TRW Automotive Inc., senior note, 144A, 7.25%,
          3/15/17 ...........................................       United States            9,000,000               8,235,000
                                                                                                                --------------
                                                                                                                    26,585,600
                                                                                                                --------------
       BANKS 2.1%
       BB&T Capital Trust IV, junior sub. bond, 6.82%,
          6/12/77 ...........................................       United States            9,800,000               8,773,929
(d, k) BNP Paribas, 144A, 7.195%, Perpetual .................          France               10,000,000               9,250,000
(d)    Commonwealth Bank of Australia, senior note, 144A,
          5.00%, 10/15/19 ...................................         Australia             12,000,000              12,002,038
       HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 .........      United Kingdom           10,000,000              10,999,157
       Royal Bank of Scotland Group PLC, senior note, 6.40%,
          10/21/19 ..........................................      United Kingdom           11,600,000              11,820,284
       Svensk Exportkredit AB, senior note, 7.625%,
          6/30/14 ...........................................          Sweden                3,780,000    NZD        2,835,978
       UBS AG Stamford, senior note, 5.875%, 12/20/17 .......       United States           10,000,000              10,280,640
       Wells Fargo & Co., senior note, 5.625%, 12/11/17 .....       United States            5,000,000               5,205,580
(k)    Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .....       United States            8,000,000               7,480,000
(k)    Wells Fargo Capital XV, pfd., 9.75%, Perpetual .......       United States            6,700,000               7,236,000
                                                                                                                --------------
                                                                                                                    85,883,606
                                                                                                                --------------


                             22 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       CAPITAL GOODS 1.2%
(d)    Allison Transmission Inc., senior note, 144A, 11.00%,
          11/01/15 ..........................................       United States            9,000,000          $    9,225,000
       Case New Holland Inc., senior note,
          7.125%, 3/01/14 ...................................       United States            9,350,000               9,303,250
(d)       144A, 7.75%, 9/01/13 ..............................       United States            2,000,000               1,995,000
       L-3 Communications Corp., senior sub. note,
          5.875%, 1/15/15 ...................................       United States            4,500,000               4,398,750
          6.375%, 10/15/15 ..................................       United States            4,000,000               3,970,000
       RBS Global & Rexnord Corp., senior note, 9.50%,
          8/01/14 ...........................................       United States           11,000,000              10,945,000
       RSC Equipment Rental Inc., senior note, 9.50%,
          12/01/14 ..........................................       United States           10,000,000               9,925,000
                                                                                                                --------------
                                                                                                                    49,762,000
                                                                                                                --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.9%
(d)    ACCO Brands Corp., senior secured note, 144A, 10.625%,
          3/15/15 ...........................................       United States            3,350,000               3,601,250
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ...........       United States           10,000,000              10,150,000
(d)    Casella Waste Systems Inc., senior secured note, 144A,
          11.00%, 7/15/14 ...................................       United States            4,050,000               4,303,125
(d)    Clean Harbors Inc., senior secured note, 144A, 7.625%,
          8/15/16 ...........................................       United States            2,300,000               2,369,000
       Iron Mountain Inc., senior sub. note, 8.75%,
          7/15/18 ...........................................       United States            2,600,000               2,723,500
       JohnsonDiversey Holdings Inc., senior disc. note,
          10.67%, 5/15/13 ...................................       United States            7,000,000               7,140,000
       JohnsonDiversey Inc., senior sub. note, B, 9.625%,
          5/15/12 ...........................................       United States            4,000,000               4,080,000
                                                                                                                --------------
                                                                                                                    34,366,875
                                                                                                                --------------
       CONSUMER DURABLES & APPAREL 0.7%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......       United States           10,000,000               9,900,000
       Jostens IH Corp., senior sub. note, 7.625%,
          10/01/12 ..........................................       United States           10,000,000              10,112,500
       KB Home, senior note,
          6.25%, 6/15/15 ....................................       United States            6,000,000               5,670,000
          7.25%, 6/15/18 ....................................       United States            1,000,000                 940,000
                                                                                                                --------------
                                                                                                                    26,622,500
                                                                                                                --------------
       CONSUMER SERVICES 2.0%
(d, i) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .......       United States            8,000,000                 320,000
(d)    Harrah's Operating Co. Inc., senior secured note,
          144A, 11.25%, 6/01/17 .............................       United States            2,000,000               2,050,000
(d)    Harrah's Operating Escrow, senior secured note, 144A,
          11.25%, 6/01/17 ...................................       United States           12,000,000              12,330,000
       Host Hotels & Resorts LP, senior note,
          K, 7.125%, 11/01/13 ...............................       United States            6,900,000               6,900,000
          M, 7.00%, 8/15/12 .................................       United States            2,000,000               2,017,500
          S, 6.875%, 11/01/14 ...............................       United States            1,000,000                 982,500
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ...................................       United States           15,000,000              11,437,500
          7.50%, 6/01/16 ....................................       United States            1,000,000                 770,000
(d)    New York City IDA, 144A, 11.00%, 3/01/29 .............       United States            1,800,000               1,927,278


                             Semiannual Report | 23

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       CONSUMER SERVICES (CONTINUED)
       Pinnacle Entertainment Inc.,
(d)       senior note, 144A, 8.625%, 8/01/17 ................       United States            5,000,000          $    5,000,000
          senior sub. note, 8.25%, 3/15/12 ..................       United States            2,132,000               2,142,660
          senior sub. note, 7.50%, 6/15/15 ..................       United States            3,000,000               2,715,000
       Royal Caribbean Cruises Ltd.,
          senior deb., 7.25%, 3/15/18 .......................       United States           10,000,000               9,150,000
          senior note, 11.875%, 7/15/15 .....................       United States            1,000,000               1,127,500
       Starwood Hotels & Resorts Worldwide Inc., senior note,
          6.75%, 5/15/18 ....................................       United States           10,000,000               9,675,000
(i)    Station Casinos Inc.,
          senior note, 6.00%, 4/01/12 .......................       United States            1,200,000                 277,500
          senior note, 7.75%, 8/15/16 .......................       United States            3,800,000                 940,500
          senior sub. note, 6.50%, 2/01/14 ..................       United States              500,000                  22,500
          senior sub. note, 6.875%, 3/01/16 .................       United States            3,800,000                 171,000
(d, j) Universal City Development,
          senior note, 144A, 8.875%, 11/15/15 ...............       United States            2,600,000               2,587,000
          senior sub. note, 144A, 10.875%, 11/15/16 .........       United States            1,000,000               1,005,000
       Yum! Brands Inc., senior note, 5.30%, 9/15/19 ........       United States            7,200,000               7,295,746
                                                                                                                --------------
                                                                                                                    80,844,184
                                                                                                                --------------
       DIVERSIFIED FINANCIALS 4.5%
       American Express Co., senior note, 7.00%, 3/19/18 ....       United States            6,000,000               6,637,662
       American Express Credit Corp., senior note, C, 7.30%,
          8/20/13 ...........................................       United States            4,000,000               4,495,472
       Bank of America Corp.,
(k)       pfd., sub. bond, M, 8.125%, Perpetual .............       United States           14,000,000              12,607,420
          senior note, 5.65%, 5/01/18 .......................       United States            5,000,000               5,058,725
(d)    Cantor Fitzgerald LP, 144A, 7.875%, 10/15/19 .........       United States            7,500,000               7,559,857
       Capital One Capital V, pfd., 10.25%, 8/15/39 .........       United States            4,800,000               5,491,944
       Capital One Financial Corp., senior note, 7.375%,
          5/23/14 ...........................................       United States            7,000,000               7,952,665
       Citigroup Inc.,
          senior note, 6.125%, 11/21/17 .....................       United States            5,000,000               5,107,500
          senior note, 8.125%, 7/15/39 ......................       United States            5,000,000               5,873,634
          sub. note, 5.00%, 9/15/14 .........................       United States           10,000,000               9,870,500
       The Export-Import Bank of Korea, senior note, 8.125%,
          1/21/14 ...........................................        South Korea              7,905,000               9,068,102
       General Electric Capital Corp., senior note, A, 8.50%,
          4/06/18 ...........................................       United States          170,000,000    MXN       11,655,431
(d)    GMAC LLC, senior note, 144A,
          7.25%, 3/02/11 ....................................       United States            2,849,000               2,827,633
          6.875%, 9/15/11 ...................................       United States            8,000,000               7,760,000
          6.875%, 8/28/12 ...................................       United States            5,000,000               4,775,000
       The Goldman Sachs Group Inc.,
          senior note, 6.00%, 5/01/14 .......................       United States              900,000                 990,409
          sub. note, 6.75%, 10/01/37 ........................       United States           11,000,000              11,623,216
       Jefferies Group Inc., senior bond, 8.50%, 7/15/19 ....       United States           12,000,000              13,044,732
       JPMorgan Chase & Co.,
          6.00%, 1/15/18 ....................................       United States            5,000,000               5,358,505
(k)       junior sub. note, 1, 7.90%, Perpetual .............       United States            5,000,000               5,043,690


                             24 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       DIVERSIFIED FINANCIALS (CONTINUED)
       JPMorgan Chase Capital XXII, sub. bond, 6.45%,
          2/02/37 ...........................................       United States           14,000,000          $   12,902,316
(i)    Lehman Brothers Holdings Inc., senior note, 6.20%,
          9/26/14 ...........................................       United States           16,000,000               2,600,000
       Merrill Lynch & Co. Inc., senior note, 6.40%,
          8/28/17 ...........................................       United States           10,000,000              10,533,982
       Morgan Stanley, senior note, 6.00%, 4/28/15 ..........       United States           12,000,000              12,855,384
                                                                                                                --------------
                                                                                                                   181,693,779
                                                                                                                --------------
       ENERGY 5.7%
       Anadarko Petroleum Corp., senior note, 6.95%,
          6/15/19 ...........................................       United States            6,500,000               7,312,273
(d)    Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16 ....       United States            1,800,000               1,854,000
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 ....       United States            6,600,000               7,095,000
       Bill Barrett Corp., senior note, 9.875%, 7/17/16 .....       United States            1,700,000               1,810,500
       Canadian Natural Resources Ltd., 5.90%, 2/01/18 ......           Canada              10,000,000              10,780,860
       Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 ...................................       United States            1,500,000               1,552,500
          9.50%, 2/15/15 ....................................       United States            1,000,000               1,087,500
          6.625%, 1/15/16 ...................................       United States            3,500,000               3,381,876
          6.25%, 1/15/18 ....................................       United States            8,000,000               7,360,000
          7.25%, 12/15/18 ...................................       United States            1,000,000                 972,500
       Compagnie Generale de Geophysique-Veritas,
          senior note,
          7.50%, 5/15/15 ....................................           France               7,000,000               6,982,500
          7.75%, 5/15/17 ....................................           France               1,800,000               1,791,000
(d)       144A, 9.50%, 5/15/16 ..............................           France                 600,000                 630,000
       Concho Resources Inc., senior note, 8.625%,
          10/01/17 ..........................................       United States            3,250,000               3,363,750
       Copano Energy LLC, senior note,
          8.125%, 3/01/16 ...................................       United States            8,000,000               7,860,000
          7.75%, 6/01/18 ....................................       United States            2,000,000               1,935,000
       El Paso Corp., senior note,
          12.00%, 12/12/13 ..................................       United States            9,000,000              10,350,000
          7.00%, 6/15/17 ....................................       United States            2,000,000               2,010,020
       Enterprise Products Operating LLC,
          5.25%, 1/31/20 ....................................       United States            4,000,000               4,055,496
(f)       junior sub. note, FRN, 7.034%, 1/15/68 ............       United States           10,000,000               9,213,880
(d)    Holly Corp., senior note, 144A, 9.875%, 6/15/17 ......       United States            3,100,000               3,224,000
       Mariner Energy Inc., senior note,
          7.50%, 4/15/13 ....................................       United States            9,000,000               8,820,000
          11.75%, 6/30/16 ...................................       United States            1,000,000               1,102,500
       MarkWest Energy Partners LP, senior note,
          6.875%, 11/01/14 ..................................       United States            8,000,000               7,640,000
          8.75%, 4/15/18 ....................................       United States              800,000                 822,000
(d)       144A, 6.875%, 11/01/14 ............................       United States              700,000                 661,500
       Peabody Energy Corp., senior note, B, 6.875%,
          3/15/13 ...........................................       United States           10,000,000              10,150,000
       Petrohawk Energy Corp., senior note, 10.50%,
          8/01/14 ...........................................       United States            9,500,000              10,402,500
(d)    Petroplus Finance Ltd., senior note, 144A, 6.75%,
          5/01/14 ...........................................        Switzerland             8,000,000               7,515,889
       Plains All American Pipeline LP, senior note, 5.75%,
          1/15/20 ...........................................       United States           10,000,000              10,291,360
       Plains Exploration & Production Co., senior note,
          10.00%, 3/01/16 ...................................       United States            1,000,000               1,075,000
          7.625%, 6/01/18 ...................................       United States            9,000,000               8,786,250
          8.625%, 10/15/19 ..................................       United States            1,000,000               1,007,500


                             Semiannual Report | 25

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       ENERGY (CONTINUED)
       Quicksilver Resources Inc., senior note,
          8.25%, 8/01/15 ....................................       United States            9,000,000          $    8,842,500
          11.75%, 1/01/16 ...................................       United States              500,000                 557,500
          9.125%, 8/15/19 ...................................       United States            1,000,000               1,015,000
(d)    SandRidge Energy Inc., senior note, 144A, 8.00%,
          6/01/18 ...........................................       United States           10,000,000               9,975,000
       Smith International Inc., senior note, 9.75%,
          3/15/19 ...........................................       United States           10,000,000              12,471,630
       Tesoro Corp., senior note,
          6.25%, 11/01/12 ...................................       United States              500,000                 493,750
          6.50%, 6/01/17 ....................................       United States           10,000,000               9,000,000
       Weatherford International Ltd., senior note,
          6.00%, 3/15/18 ....................................       United States            8,000,000               8,202,688
          9.625%, 3/01/19 ...................................       United States            2,000,000               2,489,076
(d)    Woodside Finance Ltd., 144A, 8.75%, 3/01/19 ..........         Australia             10,000,000              11,883,290
                                                                                                                --------------
                                                                                                                   227,827,588
                                                                                                                --------------
       FOOD & STAPLES RETAILING 0.7%
(d)    Duane Reade Inc., senior secured note, 144A, 11.75%,
          8/01/15 ...........................................       United States            3,650,000               3,905,500
       The Kroger Co.,
          6.15%, 1/15/20 ....................................       United States            7,500,000               8,222,648
          senior note, 7.50%, 1/15/14 .......................       United States            2,500,000               2,887,545
       Rite Aid Corp., senior secured note, 9.75%, 6/12/16 ..       United States            6,250,000               6,781,250
       SUPERVALU Inc., senior note, 8.00%, 5/01/16 ..........       United States            8,300,000               8,486,750
                                                                                                                --------------
                                                                                                                    30,283,693
                                                                                                                --------------
       FOOD, BEVERAGE & TOBACCO 1.6%
(d)    Alliance One International Inc., senior note, 144A,
          10.00%, 7/15/16 ...................................       United States            1,200,000               1,254,000
       Altria Group Inc.,
          senior bond, 9.25%, 8/06/19 .......................       United States            3,300,000               4,004,976
          senior note, 9.70%, 11/10/18 ......................       United States            7,000,000               8,626,331
(d)    Anheuser-Busch InBev NV, senior note, 144A, 7.75%,
          1/15/19 ...........................................       United States           10,000,000              11,664,970
(d)    Cargill Inc.,
          144A, 5.20%, 1/22/13 ..............................       United States              500,000                 531,808
          144A, 6.00%, 11/27/17 .............................       United States            7,000,000               7,592,459
          senior note, 144A, 7.35%, 3/06/19 .................       United States            3,000,000               3,502,353
(d)    Dole Food Co. Inc., senior note, 144A, 13.875%,
          3/15/14 ...........................................       United States            9,500,000              11,162,500
(d)    JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 .....       United States            9,000,000              10,035,000
       Tyson Foods Inc., senior note, 10.50%, 3/01/14 .......       United States            7,000,000               8,015,000
                                                                                                                --------------
                                                                                                                    66,389,397
                                                                                                                --------------
       HEALTH CARE EQUIPMENT & SERVICES 2.8%
(d)    CareFusion Corp., senior note, 144A, 6.375%,
          8/01/19 ...........................................       United States           10,000,000              10,796,690
       Coventry Health Care Inc., senior note,
          6.30%, 8/15/14 ....................................       United States            5,200,000               5,116,478
          5.95%, 3/15/17 ....................................       United States            2,800,000               2,506,316
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 ........       United States           10,000,000               9,925,000
       FMC Finance III SA, senior note, 6.875%, 7/15/17 .....          Germany               7,500,000               7,406,250


                             26 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
       Fresenius Medical Care Capital Trust IV, 7.875%,
          6/15/11 ...........................................          Germany               2,500,000          $    2,556,250
(d)    Fresenius US Finance II, senior note, 144A, 9.00%,
          7/15/15 ...........................................          Germany               7,000,000               7,735,000
       HCA Inc.,
          senior note, 6.50%, 2/15/16 .......................       United States            3,000,000               2,812,500
          senior secured note, 9.125%, 11/15/14 .............       United States           10,000,000              10,375,000
(h)       senior secured note, PIK, 9.625%, 11/15/16 ........       United States            4,207,000               4,475,196
       Medco Health Solutions Inc., 7.125%, 3/15/18 .........       United States           10,000,000              11,331,240
(d)    Tenet Healthcare Corp.,
          senior note, 144A, 9.00%, 5/01/15 .................       United States            2,500,000               2,656,250
          senior note, 144A, 10.00%, 5/01/18 ................       United States            3,000,000               3,322,500
          senior secured note, 144A, 8.875%, 7/01/19 ........       United States            4,500,000               4,843,125
(h)    United Surgical Partners International Inc.,
          senior sub. note, PIK, 9.25%, 5/01/17 .............       United States            9,000,000               8,977,500
(f, h) US Oncology Holdings Inc., senior note, PIK, FRN,
          6.248%, 3/15/12 ...................................       United States            9,797,000               8,670,345
(d)    US Oncology Inc., senior secured note, 144A, 9.125%,
          8/15/17 ...........................................       United States              800,000                 848,000
       Vanguard Health Holding Co. II LLC, senior sub. note,
          9.00%, 10/01/14 ...................................       United States           10,000,000              10,450,000
                                                                                                                --------------
                                                                                                                   114,803,640
                                                                                                                --------------
       INSURANCE 1.3%
       Aflac Inc., senior note, 8.50%, 5/15/19 ..............       United States           10,000,000              11,716,331
       American International Group Inc., senior note, 5.60%,
          10/18/16 ..........................................       United States           12,000,000               9,146,250
       Lincoln National Corp., senior note, 8.75%, 7/01/19 ..       United States           10,000,000              11,654,850
(d, f) MetLife Capital Trust X, secured bond, 144A, FRN,
          9.25%, 4/08/68 ....................................       United States            1,900,000               2,076,502
       MetLife Inc.,
          7.717%, 2/15/19 ...................................       United States            3,000,000               3,556,065
(f)       junior sub. note, FRN, 6.40%, 12/15/66 ............       United States            8,000,000               6,914,071
          senior note, A, 6.817%, 8/15/18 ...................       United States            2,000,000               2,241,802
       Willis North America Inc., senior note, 7.00%,
          9/29/19 ...........................................       United States            4,400,000               4,470,462
                                                                                                                --------------
                                                                                                                    51,776,333
                                                                                                                --------------
       MATERIALS 3.4%
(d)    Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 ...........................................      United Kingdom            9,000,000              10,518,858
(d, j) Associated Materials LLC, senior secured note, 144A,
          9.875%, 11/15/16 ..................................       United States            3,350,000               3,450,500
       Ball Corp., senior note,
          7.125%, 9/01/16 ...................................       United States            1,500,000               1,541,250
          7.375%, 9/01/19 ...................................       United States            1,500,000               1,541,250
(d)    Clearwater Paper Corp., senior note, 144A, 10.625%,
          6/15/16 ...........................................       United States            7,950,000               8,705,250
       Crown Americas Inc., senior note, 7.75%, 11/15/15 ....       United States            8,900,000               9,122,500
(d)    Crown Americas LLC and Crown Americas Capital
          Corp. II, senior note, 144A, 7.625%, 5/15/17 ......       United States              800,000                 824,000


                             Semiannual Report | 27

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       MATERIALS (CONTINUED)
       Freeport-McMoRan Copper & Gold Inc., senior note,
          8.375%, 4/01/17 ...................................       United States            9,000,000          $    9,688,419
       Huntsman International LLC,
(d)          senior note, 144A, 5.50%, 6/30/16 ..............       United States              600,000                 522,000
          senior sub. note, 7.875%, 11/15/14 ................       United States           10,000,000               9,500,000
(d)    Ineos Group Holdings PLC, senior secured note, 144A,
          8.50%, 2/15/16 ....................................      United Kingdom            8,000,000               4,520,000
(d)    MacDermid Inc., senior sub. note, 144A, 9.50%,
          4/15/17 ...........................................       United States            9,600,000               9,168,000
       Nalco Co.,
(d)       senior note, 144A, 8.25%, 5/15/17 .................       United States            1,000,000               1,055,000
          senior sub. note, 8.875%, 11/15/13 ................       United States            9,000,000               9,315,000
       NewPage Corp., senior secured note,
          10.00%, 5/01/12 ...................................       United States            6,900,000               4,554,000
(d)       144A, 11.375%, 12/31/14 ...........................       United States            4,300,000               4,310,750
       Novelis Inc., senior note,
          7.25%, 2/15/15 ....................................          Canada                2,000,000               1,805,000
(d)       144A, 11.50%, 2/15/15 .............................          Canada                1,000,000               1,045,000
       Owens-Brockway Glass Container Inc., senior note,
          6.75%, 12/01/14 ...................................       United States            8,000,000               8,020,000
          7.375%, 5/15/16 ...................................       United States            1,000,000               1,015,000
       Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .....       United States            1,000,000               1,015,000
       Solo Cup Co.,
(d)       senior secured note, 144A, 10.50%, 11/01/13 .......       United States            1,700,000               1,819,000
          senior sub. note, 8.50%, 2/15/14 ..................       United States            7,300,000               7,135,750
       Solutia Inc., senior note, 8.75%, 11/01/17 ...........       United States            2,750,000               2,846,250
       Teck Resources Ltd., senior secured note, 10.75%,
          5/15/19 ...........................................          Canada                7,300,000               8,541,000
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ......       United States            6,500,000               6,707,376
(d)    Xstrata Finance Canada Ltd., 144A, 5.80%, 11/15/16 ...      United Kingdom           10,000,000               9,929,860
                                                                                                                --------------
                                                                                                                   138,216,013
                                                                                                                --------------
       MEDIA 4.3%
(d)    British Sky Broadcasting Group PLC, senior note, 144A,
          6.10%, 2/15/18 ....................................      United Kingdom           10,000,000              10,700,410
(d)    Cablevision Systems Corp., senior note, 144A, 8.625%,
          9/15/17 ...........................................       United States            2,000,000               2,080,000
(i, l) CCH(I)  LLC, senior secured note, 11.00%, 10/01/15 ...       United States            4,000,000                 820,000
(i, l) CCH II LLC, senior note, 10.25%, 9/15/10 .............       United States           10,000,000              12,150,000
(i, l) CCO Holdings LLC, senior note, 8.75%, 11/15/13 .......       United States            4,000,000               4,390,000
       Comcast Corp., senior note, 6.30%, 11/15/17 ..........       United States           10,000,000              10,835,180
       CSC Holdings Inc.,
          senior deb., 7.625%, 7/15/18 ......................       United States            6,000,000               6,180,000
          senior note, 6.75%, 4/15/12 .......................       United States              600,000                 627,000
(d)       senior note, 144A, 8.50%, 4/15/14 .................       United States            3,000,000               3,183,750
(i, l) Dex Media Inc.,
          senior disc. note, 9.00%, 11/15/13 ................       United States            2,000,000                 370,000
          senior note, B, 8.00%, 11/15/13 ...................       United States            6,000,000               1,110,000
(i, l) Dex Media West Finance, senior sub. note, 9.875%,
          8/15/13 ...........................................       United States            4,000,000                 810,000
       DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16 ...       United States            7,500,000               8,148,022


                             28 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       MEDIA (CONTINUED)
       EchoStar DBS Corp., senior note,
          6.375%, 10/01/11 ..................................       United States            5,500,000          $    5,637,500
          7.75%, 5/31/15 ....................................       United States            2,000,000               2,055,000
          7.125%, 2/01/16 ...................................       United States            5,000,000               5,025,000
(i)    Idearc Inc., senior note, 8.00%, 11/15/16 ............       United States            6,400,000                 352,000
       Lamar Media Corp.,
          senior note, 9.75%, 4/01/14 .......................       United States            1,000,000               1,105,000
          senior sub. note, 7.25%, 1/01/13 ..................       United States            7,500,000               7,406,250
          senior sub. note, B, 6.625%, 8/15/15 ..............       United States            1,500,000               1,425,000
       Liberty Media Corp., senior note, 5.70%, 5/15/13 .....       United States           10,000,000               9,450,000
       LIN Television Corp., senior sub. note, 6.50%,
          5/15/13 ...........................................       United States           11,000,000              10,367,500
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 .....           Canada              10,000,000               9,925,000
       Radio One Inc., senior sub. note, 6.375%, 2/15/13 ....       United States            8,000,000               4,040,000
       Reed Elsevier PLC, senior note, 8.625%, 1/15/19 ......      United Kingdom           10,000,000              12,415,190
(d)    Sinclair Television Group Inc., senior sec. note,
          144A, 9.25%, 11/01/17 .............................       United States            8,800,000               8,800,000
       Time Warner Inc., 7.625%, 4/15/31 ....................       United States            9,000,000              10,090,143
(d)    UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 ...       Netherlands              2,500,000               2,650,000
       Viacom Inc., senior note, 6.875%, 4/30/36 ............       United States           10,000,000              10,583,600
(d)    WMG Acquisition Corp., senior secured note, 144A,
          9.50%, 6/15/16 ....................................       United States           10,000,000              10,725,000
                                                                                                                --------------
                                                                                                                   173,456,545
                                                                                                                --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
(d)    Talecris Biotherapeutics Holdings Corp., senior note,
          144A, 7.75%, 11/15/16 .............................       United States            2,200,000               2,249,500
                                                                                                                --------------
       REAL ESTATE 1.9%
(d)    Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14 ..         Australia             12,000,000              12,021,098
       Duke Realty LP, senior note, 8.25%, 8/15/19 ..........       United States           12,000,000              12,795,288
       ERP Operating LP, 5.75%, 6/15/17 .....................       United States            3,300,000               3,329,090
(d)    FelCor Lodging Trust Inc., senior secured note, 144A,
          10.00%, 10/01/14 ..................................       United States            9,300,000               9,230,250
       Forest City Enterprises Inc., senior note, 7.625%,
          6/01/15 ...........................................       United States            7,200,000               6,192,000
       Kimco Realty Corp., senior note, 6.875%, 10/01/19 ....       United States            9,700,000               9,982,862
       Simon Property Group LP, senior note, 10.35%,
          4/01/19 ...........................................       United States           10,000,000              12,637,046
(d)    WEA Finance/WT Finance Australia, senior note, 144A,
          6.75%, 9/02/19 ....................................       United States           10,000,000              10,197,910
                                                                                                                --------------
                                                                                                                    76,385,544
                                                                                                                --------------
       RETAILING 0.6%
       Dollar General Corp., senior note, 10.625%, 7/15/15 ..       United States            9,000,000               9,900,000
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ..       United States           10,000,000              10,050,000
(d)    QVC Inc., senior secured note, 144A, 7.50%,
          10/01/19 ..........................................       United States            4,400,000               4,378,000
                                                                                                                --------------
                                                                                                                    24,328,000
                                                                                                                --------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.2%
       Freescale Semiconductor Inc., senior note, 8.875%,
          12/15/14 ..........................................       United States           10,300,000               8,420,250
                                                                                                                --------------


                             Semiannual Report | 29

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       SOFTWARE & SERVICES 0.4%
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 ......................       United States            6,000,000          $    6,135,000
          senior sub. note, 10.25%, 8/15/15 .................       United States            8,000,000               8,290,000
                                                                                                                --------------
                                                                                                                    14,425,000
                                                                                                                --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.4%
       Jabil Circuit Inc., senior note, 7.75%, 7/15/16 ......       United States            5,200,000               5,421,000
       Sanmina-SCI Corp.,
(d, f)    senior note, 144A, FRN, 3.049%, 6/15/14 ...........       United States            2,000,000               1,810,000
          senior sub. note, 6.75%, 3/01/13 ..................       United States            4,300,000               4,106,500
          senior sub. note, 8.125%, 3/01/16 .................       United States            2,000,000               1,920,000
(d)    ViaSat Inc., senior note, 144A, 8.875%, 9/15/16 ......       United States            2,100,000               2,139,375
                                                                                                                --------------
                                                                                                                    15,396,875
                                                                                                                --------------
       TELECOMMUNICATION SERVICES 3.1%
(d)    CC Holdings GS V LLC, senior secured note, 144A,
          7.75%, 5/01/17 ....................................       United States            1,400,000               1,477,000
       Crown Castle International Corp.,
          senior bond, 7.125%, 11/01/19 .....................       United States              400,000                 396,000
          senior note, 9.00%, 1/15/15 .......................       United States            8,000,000               8,480,000
(d)    Digicel Group Ltd., senior note, 144A, 8.875%,
          1/15/15 ...........................................         Jamaica               10,000,000               9,612,500
       Inmarsat Finance PLC, senior note, 10.375%,
          11/15/12 ..........................................      United Kingdom           10,000,000              10,375,000
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ..          Bermuda               8,000,000               8,560,000
       Intelsat Subsidiary Holding Co. Ltd., senior note,
          8.50%, 1/15/13 ....................................          Bermuda              10,000,000              10,087,500
       MetroPCS Wireless Inc., senior note, 9.25%,
          11/01/14 ..........................................       United States           10,500,000              10,631,250
       Millicom International Cellular SA, senior note,
          10.00%, 12/01/13 ..................................        Luxembourg             10,000,000              10,387,500
       Qwest Communications International Inc., senior note,
          7.50%, 2/15/14 ....................................       United States           10,000,000               9,850,000
(d)    Qwest Corp., senior note, 144A, 8.375%, 5/01/16 ......       United States            5,000,000               5,187,500
(d)    SBA Telecommunications Inc., senior note, 144A, 8.25%,
          8/15/19 ...........................................       United States            3,900,000               4,095,000
       Sprint Nextel Corp., senior note, 8.375%, 8/15/17 ....       United States            1,300,000               1,261,000
       Telecom Italia Capital SA, senior note,
          4.95%, 9/30/14 ....................................           Italy                9,000,000               9,334,147
          6.999%, 6/04/18 ...................................           Italy                1,500,000               1,649,631
          7.175%, 6/18/19 ...................................           Italy                2,000,000               2,226,730
       Verizon New York Inc., senior deb.,
          A, 6.875%, 4/01/12 ................................       United States            5,000,000               5,460,765
          B, 7.375%, 4/01/32 ................................       United States            1,500,000               1,623,067
(d)    Wind Acquisition Finance SA, senior note, 144A,
          10.75%, 12/01/15 ..................................           Italy               10,000,000              10,850,000
          11.75%, 7/15/17 ...................................           Italy                  900,000               1,012,500
(d)    Windstream Corp., senior note, 144A, 7.875%,
          11/01/17 ..........................................       United States            3,900,000               3,958,500
                                                                                                                --------------
                                                                                                                   126,515,590
                                                                                                                --------------


                             30 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       CORPORATE BONDS (CONTINUED)
       TRANSPORTATION 0.3%
(d)    Ceva Group PLC, senior secured note, 144A,
          10.00%, 9/01/14 ...................................       United Kingdom           9,100,000          $    8,554,000
          11.625%, 10/01/16 .................................       United Kingdom             300,000                 306,000
(d)    Delta Air Lines Inc., senior secured note, 144A,
          9.50%, 9/15/14 ....................................       United States            3,300,000               3,390,750
                                                                                                                --------------
                                                                                                                    12,250,750
                                                                                                                --------------
       UTILITIES 3.6%
       The AES Corp., senior note, 8.00%,
          10/15/17 ..........................................       United States            8,000,000               8,080,000
          6/01/20 ...........................................       United States            2,000,000               2,010,000
       Ameren Corp., senior note, 8.875%, 5/15/14 ...........       United States           10,000,000              11,222,170
(d)    Cenovus Energy Inc., senior note, 144A, 6.75%,
          11/15/39 ..........................................           Canada              10,000,000              10,957,620
       CenterPoint Energy Inc., senior note,
          6.125%, 11/01/17 ..................................       United States            7,500,000               7,837,747
          6.50%, 5/01/18 ....................................       United States            1,500,000               1,517,228
       CMS Energy Corp., senior note, 8.75%, 6/15/19 ........       United States            5,400,000               5,969,117
       Dominion Resources Inc., 6.40%, 6/15/18 ..............       United States            8,000,000               8,939,952
       Duke Energy Corp., senior note,
          6.30%, 2/01/14 ....................................       United States            8,000,000               8,852,064
          5.05%, 9/15/19 ....................................       United States            2,000,000               2,019,538
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ...       United States           11,400,000              10,687,500
       Edison Mission Energy, senior note, 7.00%, 5/15/17 ...       United States            8,000,000               6,500,000
(d)    Intergen NV, senior secured note, 144A, 9.00%,
          6/30/17 ...........................................        Netherlands            10,000,000              10,450,000
       Mirant North America LLC, senior note, 7.375%,
          12/31/13 ..........................................       United States           10,000,000               9,900,000
       NRG Energy Inc., senior note,
          7.25%, 2/01/14 ....................................       United States            2,500,000               2,487,500
          7.375%, 2/01/16 ...................................       United States           10,000,000               9,962,500
          7.375%, 1/15/17 ...................................       United States            2,500,000               2,481,250
       Sempra Energy, senior note, 9.80%, 2/15/19 ...........       United States            9,450,000              12,074,539
       Texas Competitive Electric Holdings Co. LLC, senior
          note, A, 10.25%, 11/01/15 .........................       United States           17,500,000              12,512,500
                                                                                                                --------------
                                                                                                                   144,461,225
                                                                                                                --------------
       TOTAL CORPORATE BONDS (COST $ 1,627,197,406)..........                                                    1,712,944,487
                                                                                                                --------------
       CONVERTIBLE BONDS (COST $5,358,366) 0.2%
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
       Mylan Inc., cvt., senior note, 1.25%, 3/15/12 ........       United States            6,000,000               5,940,000
                                                                                                                --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES 6.7%
       BANKS 4.2%
(f)    Banc of America Commercial Mortgage Inc., 2005-6, A4,
          FRN, 5.179%, 9/10/47 ..............................       United States            8,000,000               8,068,204
(f)    Citibank Credit Card Issuance Trust, 2005-A3, A3,
          FRN, 0.314%, 4/24/14 ..............................       United States           13,000,000              12,843,291
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
(f)       2005-CD1, A4, FRN, 5.225%, 7/15/44 ................       United States            8,940,000               9,088,096
          2006-CD3, A5, 5.617%, 10/15/48 ....................       United States           22,000,000              21,979,846


                             Semiannual Report | 31

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       BANKS (CONTINUED)
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 ......................       United States               22,749          $       22,689
          2005-11, AF4, 5.21%, 3/25/34 ......................       United States            2,800,000               1,269,421
       GE Capital Commercial Mortgage Corp., 2003-C1, A4,
          4.819%, 1/10/38 ...................................       United States            1,827,831               1,886,746
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 .....................       United States           15,546,036              15,909,885
          2005-GG5, A5, 5.224%, 4/10/37 .....................       United States           20,380,000              19,732,900
(f)       2006-GG7, A4, FRN, 5.918%, 7/10/38 ................       United States           12,000,000              11,532,070
       GS Mortgage Securities Corp. II,
          2003-C1, A3, 4.608%, 1/10/40 ......................       United States            3,965,000               4,056,981
(f)       2006-GG6, A4, FRN, 5.553%, 4/10/38 ................       United States           10,000,000               9,418,647
          2006-GG8, A4, 5.56%, 11/10/39 .....................       United States            5,000,000               4,595,346
       LB-UBS Commercial Mortgage Trust,
(f)       2002-C2, A4, FRN, 5.594%, 6/15/31 .................       United States            5,000,000               5,263,070
          2005-C5, A4, 4.954%, 9/15/30 ......................       United States           13,000,000              12,869,640
          2006-C1, A4, 5.156%, 2/15/31 ......................       United States           13,250,000              12,999,904
(f)    Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN,
          5.402%, 6/15/38 ...................................       United States            7,000,000               7,012,973
(d, f) Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN,
          0.744%, 4/25/21 ...................................       United States           12,300,000              10,557,151
                                                                                                                --------------
                                                                                                                   169,106,860
                                                                                                                --------------
       DIVERSIFIED FINANCIALS 2.5%
(f)    Advanta Business Card Master Trust, 2007-A4, A4,
          FRN, 0.275%, 4/22/13 ..............................       United States            7,264,189               7,066,246
(f)    American Express Credit Account Master Trust, 2008-1,
          A, FRN, 0.695%, 8/15/13 ...........................       United States            8,200,000               8,190,911
(f)    Chase Issuance Trust,
          2007-A9, A9, FRN, 0.275%, 6/16/14 .................       United States           12,000,000              11,842,086
          sub. note, 2006-A7, A, FRN, 0.255%, 2/15/13 .......       United States            4,000,000               3,986,120
       Citigroup Commercial Mortgage Trust,
(f)       2007-C6, AM, FRN, 5.70%, 6/10/17 ..................       United States            3,500,000               2,573,502
          2008-C7, A4, 6.299%, 12/10/49 .....................       United States           19,150,000              17,917,270
       JPMorgan Chase Commercial Mortgage Securities Corp.,
(f)       2004-CB9, A4, FRN, 5.377%, 6/12/41 ................       United States            8,871,306               8,948,808
          2004-LN2, A2, 5.115%, 7/15/41 .....................       United States              807,292                 799,787
          2005-LDP2, AM, 4.78%, 7/15/42 .....................       United States            2,200,000               1,913,145
(f)       2005-LDP5, A4, FRN, 5.179%, 12/15/44 ..............       United States           15,700,000              15,790,160
(f)    MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
          0.285%, 11/15/12 ..................................       United States            6,000,000               5,980,676
(f)    MBNA Master Credit Card Trust II, 1997-B, A, FRN,
          0.405%, 8/15/14 ...................................       United States           15,000,000              14,748,460
       Residential Asset Securities Corp., 2004-KS1, AI4,
          4.213%, 4/25/32 ...................................       United States              180,760                 167,636
                                                                                                                --------------
                                                                                                                    99,924,807
                                                                                                                --------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $264,505,639) ....                                                      269,031,667
                                                                                                                --------------


                             32 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
       MORTGAGE-BACKED SECURITIES 5.1%
(f)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
          RATE 0.0%(c)
       FHLMC, 4.057%, 1/01/33 ...............................       United States              279,174          $      281,937
                                                                                                                --------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED
          RATE 2.2%
       FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ........       United States            4,537,871               4,799,656
       FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22 ........       United States            6,572,688               7,001,145
       FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 .........       United States              711,299                 766,673
       FHLMC Gold 15 Year, 6.50%, 4/01/11 ...................       United States                  205                     216
       FHLMC Gold 15 Year, 7.00%, 9/01/11 ...................       United States                  289                     302
       FHLMC Gold 30 Year, 5.00%, 3/01/34 - 9/01/38 .........       United States           23,001,031              23,888,812
       FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/37 .........       United States           19,659,896              20,746,140
(j)    FHLMC Gold 30 Year, 6.00%, 6/01/33 - 11/01/39 ........       United States           27,147,188              28,926,544
       FHLMC Gold 30 Year, 6.50%, 10/01/21 - 9/01/37 ........       United States            3,615,787               3,886,911
       FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 .........       United States              198,616                 219,930
       FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 .........       United States               33,551                  37,828
       FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ........       United States                  763                     870
       FHLMC Gold 30 Year, 9.00%, 12/01/24 ..................       United States                  317                     364
                                                                                                                --------------
                                                                                                                    90,275,391
                                                                                                                --------------
(f)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          ADJUSTABLE RATE 0.0%(c)
       FNMA, 4.196%, 12/01/34 ...............................       United States            1,164,219               1,193,808
       FNMA, 4.242%, 4/01/20 ................................       United States              232,297                 236,410
                                                                                                                --------------
                                                                                                                     1,430,218
                                                                                                                --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED
          RATE 2.6%
       FNMA 15 Year, 4.50%, 3/01/20 .........................       United States              987,890               1,038,679
       FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ...............       United States            1,314,839               1,404,225
       FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ...............       United States            4,454,279               4,753,237
       FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ..............       United States              145,819                 157,477
       FNMA 15 Year, 6.50%, 4/01/11 - 6/01/13 ...............       United States               10,099                  10,859
       FNMA 15 Year, 7.50%, 10/01/14 ........................       United States               10,139                  11,039
       FNMA 30 Year, 4.50%, 4/01/39 .........................       United States           16,175,124              16,371,005
       FNMA 30 Year, 5.00%, 4/01/34 - 6/01/38 ...............       United States           28,450,044              29,547,213
       FNMA 30 Year, 5.50%, 9/01/33 - 1/01/37 ...............       United States           17,111,750              18,081,396
(j)    FNMA 30 Year, 6.00%, 6/01/34 - 11/01/39 ..............       United States           22,695,709              24,211,777
       FNMA 30 Year, 6.50%, 1/01/24 - 10/01/37 ..............       United States            9,127,891               9,830,398
       FNMA 30 Year, 7.50%, 12/01/28 - 10/01/29 .............       United States               31,438                  35,576
       FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26 ...............       United States               15,807                  18,029
       FNMA 30 Year, 8.50%, 7/01/25 .........................       United States                  715                     819
                                                                                                                --------------
                                                                                                                   105,471,729
                                                                                                                --------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED
          RATE 0.3%
       GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 ..........       United States            1,177,285               1,231,576
       GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 ..........       United States            3,581,553               3,804,223
       GNMA I SF 30 Year, 6.00%, 8/15/36 ....................       United States              489,498                 521,176
       GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 ..........       United States              262,024                 282,997
       GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 .........       United States               51,609                  56,977
       GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 ..........       United States               13,391                  15,185
       GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 ..........       United States               12,956                  14,856


                             Semiannual Report | 33

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION       AMOUNT(e)                 VALUE
------------------------------                                  --------------------   ---------------          --------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED
    RATE (CONTINUED)
    GNMA I SF 30 Year, 8.50%, 8/15/24 .......................       United States                  133          $          153
    GNMA I SF 30 Year, 9.00%, 1/15/25 .......................       United States                  463                     534
    GNMA I SF 30 Year, 9.50%, 6/15/25 .......................       United States                  698                     812
    GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ...........       United States            1,658,292               1,735,257
    GNMA II SF 30 Year, 5.50%, 6/20/34 ......................       United States              834,840                 886,866
    GNMA II SF 30 Year, 6.00%, 11/20/34 .....................       United States              706,592                 757,035
    GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 ...........       United States              318,485                 344,957
    GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ............       United States              184,720                 204,688
                                                                                                                --------------
                                                                                                                     9,857,292
                                                                                                                --------------
    TOTAL MORTGAGE-BACKED SECURITIES
       (COST $196,361,693) ..................................                                                      207,316,567
                                                                                                                --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 5.9%
    FHLMC,
       5.625%, 3/15/11 ......................................       United States            8,000,000               8,542,952
       senior note, 4.75%, 3/05/12 ..........................       United States            9,000,000               9,752,418
    FNMA,
       1.375%, 4/28/11 ......................................       United States           15,500,000              15,638,275
       4.125%, 4/15/14 ......................................       United States            2,000,000               2,150,196
    U.S. Treasury Bond,
       4.50%, 2/15/16 .......................................       United States           13,100,000              14,434,576
       4.50%, 5/15/17 .......................................       United States           16,000,000              17,526,256
       5.25%, 2/15/29 .......................................       United States            1,750,000               1,989,806
       6.25%, 8/15/23 .......................................       United States            4,000,000               4,960,004
       6.88%, 8/15/25 .......................................       United States            1,000,000               1,325,313
       7.125%, 2/15/23 ......................................       United States            3,000,000               3,990,471
       7.875%, 2/15/21 ......................................       United States            7,200,000               9,987,754
    U.S. Treasury Note,
       3.375%, 6/30/13 ......................................       United States            2,000,000               2,115,782
       3.50%, 12/15/09 ......................................       United States            4,500,000               4,519,161
       4.00%, 4/15/10 .......................................       United States            1,100,000               1,119,251
       4.00%, 11/15/12 ......................................       United States            1,850,000               1,993,954
       4.125%, 8/15/10 ......................................       United States            2,900,000               2,987,116
       4.25%, 8/15/13 .......................................       United States            1,000,000               1,089,922
       4.25%, 11/15/14 ......................................       United States              700,000                 764,368
       4.375%, 8/15/12 ......................................       United States            1,000,000               1,085,313
       4.50%, 9/30/11 .......................................       United States            1,500,000               1,604,123
       4.75%, 8/15/17 .......................................       United States            7,000,000               7,780,941
       5.00%, 8/15/11 .......................................       United States            2,100,000               2,260,043
(m)    Index Linked, 1.625%, 1/15/15 ........................       United States           24,864,010              25,724,529
(m)    Index Linked, 1.875%, 7/15/15 ........................       United States           21,079,948              22,114,172
(m)    Index Linked, 2.00%, 1/15/14 .........................       United States           23,825,719              25,033,754
(m)    Index Linked, 2.00%, 7/15/14 .........................       United States           12,364,512              13,049,395
(m)    Index Linked, 2.00%, 1/15/16 .........................       United States           11,960,208              12,586,253
(m)    Index Linked, 2.50%, 7/15/16 .........................       United States           20,837,444              22,647,697
                                                                                                                --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $227,808,200) ..................................                                                      238,773,795
                                                                                                                --------------


                             34 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION       AMOUNT(e)                   VALUE
------------------------------                                  --------------------   ---------------          --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 21.6%
       Corporacion Andina De Fomento, 8.125%, 6/04/19 .......      Supranational(n)         11,440,000          $   13,317,876
(d)    Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ...........   United Arab Emirates         9,640,000              11,053,205
       European Investment Bank, senior note, 1612/37, 6.50%,
          9/10/14 ...........................................      Supranational(n)         12,905,000    NZD        9,614,659
(f, o) Government of Argentina, senior bond, FRN, 0.943%,
          8/03/12 ...........................................         Argentina            106,878,000              33,773,448
       Government of Hungary,
          3.50%, 7/18/16 ....................................          Hungary                 180,000    EUR          241,808
          4.375%, 7/04/17 ...................................          Hungary                 695,000    EUR          970,266
          5.75%, 6/11/18 ....................................          Hungary                 505,000    EUR          767,474
          senior note, 3.875%, 2/24/20                                 Hungary                 290,000    EUR          371,353
       Government of Indonesia,
          FR10, 13.15%, 3/15/10 .............................         Indonesia          7,125,000,000    IDR          763,606
          FR19, 14.25%, 6/15/13 .............................         Indonesia         63,035,000,000    IDR        7,623,604
          FR20, 14.275%, 12/15/13 ...........................         Indonesia         28,415,000,000    IDR        3,481,210
          FR26, 11.00%, 10/15/14 ............................         Indonesia          4,500,000,000    IDR          503,010
          FR28, 10.00%, 7/15/17 .............................         Indonesia         10,200,000,000    IDR        1,084,084
          FR34, 12.80%, 6/15/21 .............................         Indonesia        108,710,000,000    IDR       13,261,479
          FR39, 11.75%, 8/15/23 .............................         Indonesia         29,150,000,000    IDR        3,311,807
          FR42, 10.25%, 7/15/27 .............................         Indonesia         86,000,000,000    IDR        8,690,051
          FR44, 10.00%, 9/15/24 .............................         Indonesia         92,490,000,000    IDR        9,249,000
          FR47, 10.00%, 2/15/28 .............................         Indonesia         28,000,000,000    IDR        2,770,681
(d)       senior bond, 144A, 6.625%, 2/17/37 ................         Indonesia                940,000                 916,108
(d)       senior bond, 144A, 7.75%, 1/17/38 .................         Indonesia             11,270,000              12,331,258
(d)       senior bond, 144A, 8.50%, 10/12/35 ................         Indonesia                945,000               1,122,525
(d)       senior note, 144A, 11.625%, 3/04/19 ...............         Indonesia              2,655,000               3,670,537
       Government of Israel, 2680, 7.00%, 4/29/11 ...........          Israel               38,745,000    ILS       11,069,253
(d)    Government of Lithuania, 144A, 6.75%, 1/15/15 ........         Lithuania              6,980,000               6,977,906
       Government of Malaysia,
          3.461%, 7/31/13 ...................................         Malaysia              28,900,000    MYR        8,486,971
          3.756%, 4/28/11 ...................................         Malaysia             104,670,000    MYR       31,294,382
          3.833%, 9/28/11 ...................................         Malaysia              77,350,000    MYR       23,208,264
          4.24%, 2/07/18 ....................................         Malaysia              64,800,000    MYR       19,056,118
       Government of Mexico,
          M 10, 8.00%, 12/17/15 .............................          Mexico                  725,000(p) MXN        5,591,997
          M 20, 10.00%, 12/05/24 ............................          Mexico                4,945,000(p) MXN       43,128,049
       Government of Norway, 6.00%, 5/16/11 .................          Norway              207,340,000    NOK       38,135,071
       Government of Poland,
          4.25%, 5/24/11 ....................................          Poland                3,685,000    PLN        1,267,344
          4.75%, 4/25/12 ....................................          Poland              108,930,000    PLN       37,462,612
          5.75%, 4/25/14 ....................................          Poland               24,040,000    PLN        8,326,826
          5.75%, 9/23/22 ....................................          Poland               38,200,000    PLN       12,726,074
          6.25%, 10/24/15 ...................................          Poland               44,475,000    PLN       15,728,848
          senior note, 6.375%, 7/15/19 ......................          Poland               18,000,000              19,896,534
       Government of Russia,
(d)       144A, 7.50%, 3/31/30 ..............................          Russia               58,936,120              65,539,912
(q)       senior bond, Reg S, 7.50%, 3/31/30 ................          Russia               10,434,000              11,603,130
       Government of South Africa,
          6.875%, 5/27/19 ...................................       South Africa            10,820,000              12,064,300
          senior note, 5.875%, 5/30/22 ......................       South Africa            10,000,000              10,293,750


                             Semiannual Report | 35

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION       AMOUNT(e)                 VALUE
------------------------------                                  --------------------   ---------------          --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    Government of Sri Lanka, A,
       8.50%, 1/15/13 .......................................        Sri Lanka             152,900,000    LKR   $    1,273,637
       11.00%, 8/01/15 ......................................        Sri Lanka             601,300,000    LKR        5,405,544
       11.25%, 7/15/14 ......................................        Sri Lanka             528,200,000    LKR        4,769,638
       13.50%, 2/01/13 ......................................        Sri Lanka             178,300,000    LKR        1,694,699
    Government of Sweden,
       5.25%, 3/15/11 .......................................         Sweden               549,960,000    SEK       82,360,489
       5.50%, 10/08/12 ......................................         Sweden                24,960,000    SEK        3,870,421
    Government of Venezuela,
       10.75%, 9/19/13 ......................................         Venezuela             23,150,000              22,166,125
(q)    senior bond, Reg S, 5.375%, 8/07/10 ..................         Venezuela              7,755,000               7,533,982
    KfW Bankengruppe, senior note, 6.50%, 11/15/11 ..........          Germany              10,164,000    NZD        7,544,231
    Korea Development Bank, senior note, 8.00%, 1/23/14 .....        South Korea            11,695,000              13,361,923
    Korea Treasury Bond,
       0400-1206, 4.00%, 6/10/12 ............................        South Korea        48,058,140,000    KRW       40,063,952
       0475-1112, 4.75%, 12/10/11 ...........................        South Korea        38,168,700,000    KRW       32,316,992
       0525-1209, 5.25%, 9/10/12 ............................        South Korea        21,000,000,000    KRW       17,952,627
       0525-1303, 5.25%, 3/10/13 ............................        South Korea           767,400,000    KRW          655,558
       0550-1106, 5.50%, 6/10/11 ............................        South Korea         7,842,350,000    KRW        6,728,114
       senior note, 7.125%, 4/16/19 .........................        South Korea             5,300,000               6,214,870
    New South Wales Treasury Corp., senior note, 5.50%,
       3/01/17 ..............................................        Australia              12,025,000    AUD       10,465,579
    Nota Do Tesouro Nacional,
(j)    9.609%, 1/01/12 ......................................          Brazil                   17,580(r) BRL        9,692,662
       9.609%, 1/01/14 ......................................          Brazil                    5,200(r) BRL        2,718,786
       9.609%, 1/01/17 ......................................          Brazil                   60,650(r) BRL       29,639,400
(s)    Index Linked, 6.00%, 5/15/15 .........................          Brazil                   17,930(r) BRL       18,243,728
(s)    Index Linked, 6.00%, 5/15/45 .........................          Brazil                    3,570(r) BRL        3,444,491
    Province of Manitoba, 6.375%, 9/01/15 ...................          Canada                3,000,000    NZD        2,125,720
    Province of Ontario, 6.25%, 6/16/15 .....................          Canada                2,826,000    NZD        2,032,538
    Queensland Treasury Corp.,
       11, 6.00%, 6/14/11 ...................................         Australia              2,145,000    AUD        1,962,392
       13, 6.00%, 8/14/13 ...................................         Australia              2,045,000    AUD        1,863,326
       17, 6.00%, 9/14/17 ...................................         Australia              4,090,000    AUD        3,664,409
(d)    144A, 7.125%, 9/18/17 ................................         Australia             15,990,000    NZD       11,965,709
                                                                                                                --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $829,489,823) ..................................                                                      872,477,932
                                                                                                                --------------
    MUNICIPAL BONDS 2.3%
    Bay Area Toll Authority Toll Bridge Revenue, San
       Francisco Bay Area, Refunding, Series F1, 5.00%,
       4/01/39 ..............................................       United States              880,000                 896,289
    California State GO,
       Refunding, 5.00%, 4/01/38 ............................       United States           35,000,000              32,093,600
       Various Purpose, 6.00%, 4/01/38 ......................       United States           20,000,000              21,269,400
       Various Purpose, Refunding, 5.25%, 3/01/38 ...........       United States            7,220,000               6,971,849
    Clovis USD, GO, Capital Appreciation, Election of 2004,
       Series A,
       FGIC Insured, zero cpn., 8/01/27 .....................       United States            5,315,000               1,998,493
       NATL Insured, zero cpn., 8/01/25 .....................       United States            7,720,000               3,311,417
       NATL Insured, zero cpn., 8/01/26 .....................       United States            3,985,000               1,601,452
       NATL Insured, zero cpn., 8/01/29 .....................       United States            5,315,000               1,745,712


                             36 | Semiannual Report

Franklin Strategic Series

                                                                                          PRINCIPAL
FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION      AMOUNT(e)                  VALUE
------------------------------                                  --------------------   ---------------          --------------
    MUNICIPAL BONDS (CONTINUED)
    District of Columbia University Revenue, Georgetown
       University, Refunding, Series D, BHAC Insured,, 5.50%,
       4/01/36 ..............................................       United States            2,240,000          $    2,464,941
    Kentucky State Municipal Power Agency Power System
       Revenue, Prairie State Project, Series A, BHAC
       Insured,, 5.25%, 9/01/42 .............................       United States            3,470,000               3,595,822
    Las Vegas Valley Water District GO, Refunding, Series A,
       NATL Insured, 5.00%, 6/01/26 .........................       United States              570,000                 582,483
    Lewisville ISD, GO, School Building, 5.00%, 8/15/26 .....       United States              790,000                 848,800
    Los Angeles USD, GO, Series I, 5.00%,
       7/01/26 ..............................................       United States              265,000                 278,025
       7/01/27 ..............................................       United States              280,000                 292,191
    MTA Revenue,
       Series B, Assured Guaranty, 5.25%, 11/15/20 ..........       United States            1,120,000               1,226,064
       Transportation, Series A, FSA Insured, 5.50%,
          11/15/21 ..........................................      United States            1,060,000               1,192,288
    Palomar Pomerado Health GO, Election of 2004, Series A ,
       NATL Insured, 5.125%, 8/01/37 ........................       United States            3,015,000               2,892,048
    Placentia-Yorba Linda USD, GO, 2008 Election, Series A,
       5.25%, 8/01/32 .......................................       United States            3,480,000               3,613,110
    Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
       8/01/27 ..............................................       United States            1,025,000                 372,331
       8/01/30 ..............................................       United States            1,025,000                 297,127
       8/01/32 ..............................................       United States            1,280,000                 318,566
       8/01/33 ..............................................       United States              675,000                 156,222
    Regional Transportation District Sales Tax Revenue,
       Fastracks Project, Series A, AMBAC Insured, 5.00%,
       11/01/27 .............................................       United States              850,000                 898,739
    San Bernardino Community College District GO, Election of
       2002, Series A,
       6.375%, 8/01/26 ......................................       United States              580,000                 675,149
       6.50%, 8/01/27 .......................................       United States              840,000                 987,470
       6.50%, 8/01/28 .......................................       United States              350,000                 410,882
    San Mateo County Community College District GO, Election
       of 2001, Series C, NATL Insured, zero cpn.,
       9/01/30 ..............................................       United States            2,475,000                 758,563
       3/01/31 ..............................................       United States              675,000                 197,370
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS (COST $ 90,001,310) ...............                                                       91,946,403
                                                                                                                --------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $ 3,765,312,130) ...............................                                                    3,918,001,269
                                                                                                                --------------
    SHORT TERM INVESTMENTS 2.0%
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.2%

    Government of Malaysia, 3.869%, 4/13/10 .................       Malaysia                17,480,000 MYR           5,164,286
(t) Israel Treasury Bill, 10/06/10 ..........................        Israel                 10,830,000 ILS           2,845,671
                                                                                                                --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $ 7,838,143) ...................................                                                        8,009,957
                                                                                                                --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
       (COST $ 3,773,150,273) ...............................                                                    3,926,011,226
                                                                                                                --------------


                             Semiannual Report | 37

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                  COUNTRY/ORGANIZATION        SHARES                   VALUE
------------------------------                                  --------------------   ---------------          --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUNDS (COST $74,234,948) 1.8%
(u) Institutional Fiduciary Trust Money Market Portfolio,
       0.00% ................................................       United States           74,234,948          $   74,234,948
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $3,847,385,221) 99.2% ...........                                                    4,000,246,174
    OTHER ASSETS, LESS LIABILITIES 0.8% .....................                                                       32,607,146
                                                                                                                --------------
    NET ASSETS 100.0% .......................................                                                   $4,032,853,320
                                                                                                                ==============

See Abbreviations on page 60.

(a)  Non-income producing.

(b)  See Note 9 regarding restricted securities.

(c)  Rounds to less than 0.1% of net assets.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $548,082,616, representing 13.60% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  The coupon rate shown represents the rate at period end.

(g)  See Note 1(f) regarding senior floating rate interests.

(h)  Income may be received in additional securities and/or cash.

(i)  See Note 8 regarding defaulted securities.

(j) A portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(c).

(k)  Perpetual security with no stated maturity date.

(l)  See Note 11 regarding other considerations.

(m)  Principal amount of security is adjusted for inflation. See Note 1(h).

(n) A supranational organization is an entity formed by two or more central governments through international treaties.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p)  Principal amount is stated in 100 Mexican Peso Units.

(q) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $19,137,112, representing 0.47% of net assets.

(r)  Principal amount is stated in 1000 Brazilian Real Units.

(s)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(t)  The security is traded on a discount basis with no stated coupon rate.

(u) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                             38 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

At October 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

FORWARD EXCHANGE CONTRACTS

                          COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                  --------   ----   ---------------   --------------   ----------   ------------   ------------
New Zealand Dollar ....   CITI       Sell         4,842,580    2,976,438        11/30/09    $         --   $   (486,500)
New Zealand Dollar ....   UBSW       Sell         1,573,470      965,560        11/30/09              --       (159,632)
New Zealand Dollar ....   DBAB       Sell         1,563,991      962,402        11/30/09              --       (156,011)
New Zealand Dollar ....   CITI       Buy          4,842,580    3,589,804        11/30/09              --       (126,866)
New Zealand Dollar ....   DBAB       Buy          1,563,991    1,164,297        11/30/09              --        (45,884)
New Zealand Dollar ....   UBSW       Buy          1,573,470    1,164,761        11/30/09              --        (39,570)
Euro ..................   UBSW       Sell         5,950,000    8,287,160        12/01/09              --       (465,763)
Mexican Peso ..........   CITI       Sell        12,522,000      924,303        12/01/09              --        (19,903)
New Zealand Dollar ....   DBAB       Sell         3,669,964    2,232,329        12/02/09              --       (391,659)
New Zealand Dollar ....   BZWS       Sell         2,608,522    1,612,067        12/02/09              --       (253,001)
New Zealand Dollar ....   FBCO       Sell         1,211,093      749,025        12/02/09              --       (116,895)
New Zealand Dollar ....   DBAB       Buy          3,669,964    2,731,664        12/02/09              --       (107,677)
New Zealand Dollar ....   BZWS       Buy          2,608,522    1,933,958        12/02/09              --        (68,891)
New Zealand Dollar ....   FBCO       Buy          1,211,093      897,662        12/02/09              --        (31,743)
Euro ..................   CITI       Sell        10,316,000   14,448,899        12/16/09              --       (725,699)
Euro ..................   UBSW       Sell         3,226,000    4,517,755        12/16/09              --       (227,617)
Mexican Peso ..........   DBAB       Sell        96,600,000    7,002,791        12/17/09              --       (264,848)
Mexican Peso ..........   DBAB       Sell        85,260,000    6,295,503         1/04/10              --       (102,669)
Euro ..................   DBAB       Sell         7,289,000    9,902,107         1/12/10              --       (818,635)
Philippine Peso .......   JPHQ       Buy        124,082,000    2,661,203         1/13/10              --        (68,559)
United States Dollar ..   JPHQ       Buy          5,000,000    3,585,129 EUR     1/13/10              --       (273,027)
Euro ..................   BZWS       Sell         7,281,540   10,271,850         1/20/10              --       (437,599)
Mexican Peso ..........   CITI       Sell        12,642,000      927,377         1/29/10              --        (17,926)
New Zealand Dollar ....   UBSW       Sell         1,052,968      685,377         1/29/10              --        (64,246)
New Zealand Dollar ....   UBSW       Buy          1,052,968      776,038         1/29/10              --        (26,414)
Euro ..................   DBAB       Sell         9,257,000   13,101,988         2/04/10              --       (511,921)
Euro ..................   UBSW       Sell         6,497,000    9,216,579         2/11/10              --       (337,902)
Singapore Dollar ......   HSBC       Sell        22,605,000   15,000,000         2/17/10              --     (1,115,220)
Singapore Dollar ......   BZWS       Sell        22,582,500   15,000,000         2/17/10              --     (1,099,180)
Singapore Dollar ......   BZWS       Buy         22,582,500   15,879,685         2/17/10         219,495             --
Singapore Dollar ......   HSBC       Buy         22,605,000   15,895,507         2/17/10         219,713             --
Mexican Peso ..........   CITI       Sell        10,450,730      772,678         3/22/10              --         (3,055)
Singapore Dollar ......   UBSW       Sell         3,797,000    2,499,918         3/23/10              --       (206,618)
Singapore Dollar ......   UBSW       Buy          3,797,000    2,669,244         3/23/10          37,292             --
Indian Rupee ..........   DBAB       Buy         59,919,000    1,157,989         4/09/10         102,000             --
Indian Rupee ..........   DBAB       Buy        128,487,000    2,481,402         4/12/10         219,711             --
Indian Rupee ..........   JPHQ       Buy         86,303,000    1,654,265         4/13/10         159,871             --
Indian Rupee ..........   JPHQ       Buy         84,715,000    1,654,267         4/15/10         126,165             --
Indian Rupee ..........   DBAB       Buy         29,785,000      580,604         4/19/10          45,151             --
Indian Rupee ..........   JPHQ       Buy         42,318,000      829,439         4/19/10          59,622             --
Indian Rupee ..........   DBAB       Buy         60,176,000    1,161,219         4/26/10         102,217             --
Chilean Peso ..........   JPHQ       Buy        937,202,000    1,601,644         4/27/10         180,052             --


                             Semiannual Report | 39

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                          COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                  --------   ----   ---------------   --------------   ----------   ------------   ------------
Chilean Peso ..........   CITI       Buy        940,566,000    1,601,645         4/27/10    $    186,446   $         --
Indian Rupee ..........   JPHQ       Buy          8,585,000      165,894         4/27/10          14,338             --
Chilean Peso ..........   CITI       Buy      1,510,671,000    2,562,631         4/28/10         309,367             --
Chilean Peso ..........   UBSW       Buy        189,154,000      320,329         4/28/10          39,280             --
Indian Rupee ..........   JPHQ       Buy         42,592,000      829,445         4/28/10          64,641             --
Indian Rupee ..........   JPHQ       Buy         42,633,000      829,436         4/30/10          65,366             --
Indian Rupee ..........   DBAB       Buy         81,531,000    1,661,220         6/01/10          45,598             --
Indian Rupee ..........   HSBC       Buy          2,417,000       49,835         6/02/10             760             --
Indian Rupee ..........   HSBC       Buy         11,961,000      249,188         6/03/10           1,171             --
Indian Rupee ..........   HSBC       Buy         79,838,000    1,661,215         6/04/10           9,758             --
Indian Rupee ..........   DBAB       Buy         39,919,000      830,608         6/07/10           4,678             --
Indian Rupee ..........   DBAB       Buy         20,136,000      417,759         6/08/10           3,543             --
Indian Rupee ..........   HSBC       Buy         16,031,000      332,249         6/08/10           3,165             --
Indian Rupee ..........   DBAB       Buy         16,259,000      334,203         6/10/10           5,926             --
Indian Rupee ..........   BZWS       Buy         24,313,000      501,299         6/11/10           7,276             --
Indian Rupee ..........   HSBC       Buy         16,292,000      334,195         6/11/10           6,598             --
Indian Rupee ..........   DBAB       Buy         40,697,000      835,496         6/16/10          15,455             --
Indian Rupee ..........   DBAB       Buy         37,071,000      751,947         6/21/10          22,875             --
Euro ..................   UBSW       Sell         9,972,000   13,906,353         6/29/10              --       (744,769)
New Zealand Dollar ....   DBAB       Sell        29,251,645   18,000,000         7/06/10              --     (2,566,367)
New Zealand Dollar ....   DBAB       Buy          4,551,645    3,330,439         7/06/10              --       (130,242)
New Zealand Dollar ....   DBAB       Buy         24,700,000   17,117,100         7/06/10         249,077             --
New Zealand Dollar ....   DBAB       Sell         2,611,615    1,680,574         7/30/10              --       (151,763)
New Zealand Dollar ....   DBAB       Buy          2,611,615    1,906,479         7/30/10              --        (74,142)
New Zealand Dollar ....   DBAB       Sell         2,601,679    1,671,189         8/03/10              --       (153,412)
New Zealand Dollar ....   BZWS       Sell         1,018,449      653,844         8/03/10              --        (60,411)
New Zealand Dollar ....   BZWS       Buy          1,018,449      740,005         8/03/10              --        (25,750)
New Zealand Dollar ....   DBAB       Sell         1,030,760      658,552         8/04/10              --        (64,261)
New Zealand Dollar ....   BZWS       Sell         1,026,315      658,894         8/04/10              --        (60,802)
New Zealand Dollar ....   DBAB       Buy          1,030,760      752,145         8/04/10              --        (29,332)
New Zealand Dollar ....   HSBC       Sell        30,300,000   19,598,040         8/05/10              --     (1,647,403)
New Zealand Dollar ....   HSBC       Buy         30,300,000   22,094,760         8/05/10              --       (849,317)
New Zealand Dollar ....   CITI       Sell         2,583,681    1,687,208         8/05/10              --       (124,391)
New Zealand Dollar ....   DBAB       Sell         1,532,902      999,146         8/05/10              --        (75,679)
Indonesian Rupiah .....   HSBC       Buy    144,620,000,000   14,000,000         8/06/10         310,153             --
New Zealand Dollar ....   CITI       Sell         2,023,648    1,322,484         8/06/10              --        (96,288)
New Zealand Dollar ....   FBCO       Sell         1,009,952      657,732         8/06/10              --        (50,342)
New Zealand Dollar ....   CITI       Sell         1,996,763    1,312,792         8/09/10              --        (86,692)
New Zealand Dollar ....   DBAB       Sell         2,005,773    1,319,398         8/09/10              --        (86,401)
New Zealand Dollar ....   FBCO       Sell         1,973,988    1,300,759         8/09/10              --        (82,761)
New Zealand Dollar ....   FBCO       Sell         1,977,450    1,313,284         8/11/10              --        (72,373)
New Zealand Dollar ....   DBAB       Sell        10,891,433    7,097,928         8/12/10              --       (533,218)
New Zealand Dollar ....   DBAB       Sell         5,501,000    3,570,699         8/13/10              --       (283,206)
New Zealand Dollar ....   DBAB       Sell         5,802,000    3,829,900         8/16/10              --       (233,604)


                             40 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                          COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                  --------   ----   ---------------   --------------   ----------   ------------   ------------
Brazilian Real ........   DBAB       Buy            731,000   35,502,477 JPY     8/17/10      $     --     $     (4,783)
Israeli Shekel ........   CITI       Buy          7,916,000    2,088,985         8/17/10        21,580               --
Japanese Yen ..........   UBSW       Sell       101,506,000    1,070,106         8/17/10            --          (61,568)
Brazilian Real ........   DBAB       Buy            540,000   26,001,000 JPY     8/18/10            --           (1,097)
Chilean Peso ..........   JPHQ       Buy      4,247,280,800    7,760,000         8/18/10       317,064               --
Japanese Yen ..........   JPHQ       Sell        50,440,000      535,059         8/18/10            --          (27,302)
Brazilian Real ........   DBAB       Buy            810,000   38,074,860 JPY     8/19/10         8,575               --
Chilean Peso ..........   JPHQ       Buy      1,399,090,000    2,530,000         8/19/10       130,675               --
Israeli Shekel ........   CITI       Buy          7,920,000    2,086,547         8/19/10        25,078               --
Israeli Shekel ........   DBAB       Buy            793,000      208,904         8/19/10         2,525               --
Japanese Yen ..........   HSBC       Sell        50,206,000      533,652         8/19/10            --          (26,114)
Euro ..................   BZWS       Sell         5,663,000    8,002,102         8/20/10            --         (314,675)
Euro ..................   UBSW       Sell         4,900,000    6,907,285         8/20/10            --         (288,937)
Israeli Shekel ........   CITI       Buy          3,038,500      794,982         8/20/10        15,140               --
Japanese Yen ..........   DBAB       Sell        50,397,000      533,652         8/20/10            --          (28,258)
Japanese Yen ..........   BZWS       Sell        50,333,000      534,445         8/20/10            --          (26,750)
Euro ..................   UBSW       Sell         4,900,000    6,930,854         8/23/10            --         (265,189)
Israeli Shekel ........   CITI       Buy          5,185,400    1,359,855         8/23/10        22,666               --
Japanese Yen ..........   CITI       Sell       100,563,000    1,068,881         8/23/10            --          (52,445)
Japanese Yen ..........   FBCO       Sell        99,826,000    1,068,887         8/23/10            --          (44,221)
Japanese Yen ..........   JPHQ       Sell       100,349,000    1,068,879         8/24/10            --          (50,088)
Japanese Yen ..........   BZWS       Sell       100,015,000    1,068,879         8/24/10            --          (46,364)
New Zealand Dollar ....   FBCO       Sell         4,934,741    3,253,870         8/24/10            --         (199,348)
Japanese Yen ..........   DBAB       Sell        49,740,000      534,436         8/25/10            --          (20,216)
New Zealand Dollar ....   DBAB       Sell         4,911,000    3,283,004         8/27/10            --         (152,523)
Brazilian Real ........   DBAB       Buy            541,000   25,277,143 JPY     8/31/10         6,544               --
Euro ..................   DBAB       Sell         4,170,000    5,979,780         9/01/10            --         (143,741)
Japanese Yen ..........   JPHQ       Sell        49,853,000      534,442         9/01/10            --          (21,566)
Mexican Peso ..........   DBAB       Sell       105,094,654    7,538,531         9/01/10            --          (76,914)
Brazilian Real ........   DBAB       Buy            811,000   37,498,207 JPY     9/02/10        13,985               --
Japanese Yen ..........   HSBC       Sell        49,331,000      534,446         9/02/10            --          (15,753)
Euro ..................   BZWS       Sell         8,005,000   11,402,322         9/07/10            --         (352,196)
Japanese Yen ..........   HSBC       Sell        74,296,000      801,657         9/09/10            --          (27,125)
Japanese Yen ..........   HSBC       Sell        74,042,000      801,667         9/10/10            --          (24,302)
Japanese Yen ..........   DBAB       Sell        60,895,000      663,373         9/10/10            --          (15,936)
Japanese Yen ..........   UBSW       Sell        50,584,000      552,806         9/13/10            --          (11,520)
Brazilian Real ........   DBAB       Buy          1,217,000   56,745,424 JPY     9/15/10        13,533               --
Japanese Yen ..........   HSBC       Sell        40,245,000      442,243         9/15/10            --           (6,762)
Japanese Yen ..........   UBSW       Sell        59,943,000      663,372         9/15/10            --           (5,398)
Japanese Yen ..........   BZWS       Sell        39,800,000      442,247         9/15/10            --           (1,793)
Japanese Yen ..........   HSBC       Sell        59,697,000      663,374         9/16/10            --           (2,669)
Japanese Yen ..........   DBAB       Sell        20,012,000      221,127         9/16/10            --           (2,148)
New Zealand Dollar ....   DBAB       Sell         2,908,311    1,983,468         9/16/10            --          (46,818)
Japanese Yen ..........   DBAB       Sell     1,722,350,000   19,000,000         9/17/10            --         (216,826)


                             Semiannual Report | 41

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                          COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                    PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                  --------   ----   ---------------   --------------   ----------   ------------   ------------
United States Dollar ..   UBSW       Buy         20,000,000   13,632,336 EUR     9/20/10    $         --   $    (15,517)
Japanese Yen ..........   JPHQ       Sell        40,023,000      442,243         9/21/10              --         (4,351)
Japanese Yen ..........   HSBC       Sell        19,844,000      221,128         9/21/10              --           (300)
Japanese Yen ..........   JPHQ       Sell         9,657,000      106,713         9/24/10              --         (1,052)
Japanese Yen ..........   JPHQ       Sell           960,000       10,668         9/27/10              --            (46)
Euro ..................   UBSW       Sell         8,180,000   11,954,252        10/04/10              --        (54,539)
Philippine Peso .......   DBAB       Buy         63,030,000    1,306,430        10/04/10              --        (12,047)
Philippine Peso .......   HSBC       Buy         50,559,000    1,045,147        10/04/10              --         (6,869)
Philippine Peso .......   DBAB       Buy         75,358,000    1,567,705        10/05/10              --        (20,244)
Philippine Peso .......   HSBC       Buy         75,377,000    1,567,720        10/05/10              --        (19,869)
Philippine Peso .......   JPHQ       Buy         19,908,000      418,060        10/06/10              --         (9,276)
Philippine Peso .......   DBAB       Buy         61,862,000    1,306,428        10/07/10              --        (36,250)
Euro ..................   BZWS       Sell         8,197,000   12,070,083        10/08/10          36,735             --
Philippine Peso .......   DBAB       Buy         49,502,000    1,045,140        10/08/10              --        (28,801)
Philippine Peso .......   HSBC       Buy         49,596,000    1,045,149        10/08/10              --        (26,880)
Philippine Peso .......   JPHQ       Buy         24,697,000      522,566        10/08/10              --        (15,505)
Philippine Peso .......   CITI       Buy         24,762,000      522,581        10/08/10              --        (14,186)
Philippine Peso .......   DBAB       Buy         14,740,000      313,550        10/12/10              --        (10,988)
Philippine Peso .......   JPHQ       Buy         54,934,000    1,173,812        10/13/10              --        (46,269)
Philippine Peso .......   HSBC       Buy         24,577,000      522,581        10/13/10              --        (18,128)
Euro ..................   DBAB       Sell         6,090,000    9,057,048        10/19/10         117,633             --
Japanese Yen ..........   DBAB       Sell     2,075,980,000   23,000,000        10/19/10              --       (180,618)
Philippine Peso .......   JPHQ       Buy        712,650,000   15,000,000        10/22/10              --       (380,084)
Chinese Yuan ..........   HSBC       Buy         19,992,188    3,036,573        10/25/10              --        (91,131)
Japanese Yen ..........   JPHQ       Sell       993,630,000   11,000,000        10/25/10              --        (96,618)
Chinese Yuan ..........   HSBC       Buy         33,924,068    5,138,298        10/26/10              --       (140,089)
Euro ..................   BZWS       Sell         5,986,000    8,955,655        10/26/10         169,411             --
Chinese Yuan ..........   HSBC       Buy         20,270,115    3,064,034        10/27/10              --        (77,421)
Euro ..................   UBSW       Sell         9,398,000   14,073,975        10/27/10         279,716             --
Chinese Yuan ..........   HSBC       Buy        200,100,000   30,000,000        10/29/10              --       (514,916)
Japanese Yen ..........   JPHQ       Sell     1,081,080,000   12,000,000        11/02/10              --        (75,614)
                                                                                            ------------   ------------
   Unrealized appreciation (depreciation) ...............................................      4,017,620    (21,533,009)
                                                                                            ------------   ------------
      Net unrealized appreciation (depreciation) ........................................                  $(17,515,389)
                                                                                                           ============

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 60.

   The accompanying notes are an integral part of these financial statements.


                             42 | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009 (unaudited)

                                                                 FRANKLIN
                                                                STRATEGIC
                                                               INCOME FUND
                                                              --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $3,773,150,273
      Cost - Sweep Money Fund (Note 7) ....................       74,234,948
                                                              --------------
      Total cost of investments ...........................   $3,847,385,221
                                                              ==============
      Value - Unaffiliated issuers ........................   $3,926,011,226
      Value - Sweep Money Fund (Note 7) ...................       74,234,948
                                                              --------------
      Total value of investments ..........................    4,000,246,174
   Cash ...................................................        1,357,949
   Cash on deposit with brokers ...........................        3,870,000
   Foreign currency, at value (cost $660,852) .............          685,528
   Receivables:
      Investment securities sold ..........................      132,256,955
      Capital shares sold .................................       14,817,213
      Dividends and interest ..............................       57,851,433
   Unrealized appreciation on forward exchange contracts ..        4,017,620
   Other assets ...........................................            1,586
                                                              --------------
         Total assets .....................................    4,215,104,458
                                                              --------------
Liabilities:
   Payables:
      Investment securities purchased .....................      141,637,347
      Capital shares redeemed .............................       11,903,467
      Affiliates ..........................................        2,990,085
      Distributions to shareholders .......................        3,684,721
   Unrealized depreciation on forward exchange contracts ..       21,533,009
   Accrued expenses and other liabilities .................          502,509
                                                              --------------
         Total liabilities ................................      182,251,138
                                                              --------------
            Net assets, at value ..........................   $4,032,853,320
                                                              ==============
Net assets consist of:
   Paid-in capital ........................................   $4,115,214,844
   Undistributed net investment income ....................          308,202
   Net unrealized appreciation (depreciation) .............      135,780,680
   Accumulated net realized gain (loss) ...................     (218,450,406)
                                                              --------------
            Net assets, at value ..........................   $4,032,853,320
                                                              ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009 (unaudited)

                                                                 FRANKLIN
                                                                STRATEGIC
                                                               INCOME FUND
                                                              --------------
CLASS A:
   Net assets, at value ...................................   $2,531,169,428
                                                              ==============
   Shares outstanding .....................................      257,770,808
                                                              ==============
   Net asset value per share(a) ...........................   $         9.82
                                                              ==============
   Maximum offering price per share (net asset value per
      share / 95.75%) .....................................   $        10.26
                                                              ==============
CLASS B:
   Net assets, at value ...................................   $   79,726,102
                                                              ==============
   Shares outstanding .....................................        8,079,380
                                                              ==============
   Net asset value and maximum offering price per
      share(a) ............................................   $         9.87
                                                              ==============
CLASS C:
   Net assets, at value ...................................   $  986,956,169
                                                              ==============
   Shares outstanding .....................................      100,517,378
                                                              ==============
   Net asset value and maximum offering price per
      share(a) ............................................   $         9.82
                                                              ==============
CLASS R:
   Net assets, at value ...................................   $  159,001,836
                                                              ==============
   Shares outstanding .....................................       16,232,765
                                                              ==============
   Net asset value and maximum offering price per share ...   $         9.80
                                                              ==============
ADVISOR CLASS:
   Net assets, at value ...................................   $  275,999,785
                                                              ==============
   Shares outstanding .....................................       28,086,008
                                                              ==============
   Net asset value and maximum offering price per share ...   $         9.83
                                                              ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2009 (unaudited)

                                                                   FRANKLIN
                                                                   STRATEGIC
                                                                  INCOME FUND
                                                                  ------------
Investment income:
   Dividends:
      Unaffiliated issuers ...................................    $     73,251
      Sweep Money Fund (Note 7) ..............................           3,811
   Interest ..................................................     123,637,475
                                                                  ------------
         Total investment income .............................     123,714,537
                                                                  ------------
Expenses:
   Management fees (Note 3a) .................................       8,220,412
   Distribution fees: (Note 3c)
      Class A ................................................       2,922,535
      Class B ................................................         266,278
      Class C ................................................       2,917,945
      Class R ................................................         346,437
   Transfer agent fees (Note 3e) .............................       2,412,002
   Custodian fees (Note 4) ...................................         233,103
   Reports to shareholders ...................................         156,804
   Registration and filing fees ..............................          88,544
   Professional fees .........................................          61,858
   Trustees' fees and expenses ...............................          35,540
   Other .....................................................          77,238
                                                                  ------------
         Total expenses ......................................      17,738,696
         Expense reductions (Note 4) .........................            (881)
                                                                  ------------
            Net expenses .....................................      17,737,815
                                                                  ------------
               Net investment income .........................     105,976,722
                                                                  ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ............................................      12,253,409
      Foreign currency transactions ..........................       8,231,157
                                                                  ------------
               Net realized gain (loss) ......................      20,484,566
                                                                  ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................     388,101,349
      Translation of other assets and liabilities
         denominated in foreign currencies ...................     (38,890,471)
                                                                  ------------
               Net change in unrealized appreciation
                  (depreciation) .............................     349,210,878
                                                                  ------------
Net realized and unrealized gain (loss) ......................     369,695,444
                                                                  ------------
Net increase (decrease) in net assets resulting
   from operations ...........................................    $475,672,166
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FRANKLIN STRATEGIC INCOME FUND
                                                                  ---------------------------------
                                                                  SIX MONTHS ENDED
                                                                  OCTOBER 31, 2009     YEAR ENDED
                                                                     (UNAUDITED)     APRIL 30, 2009
                                                                  ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................    $  105,976,722    $  168,461,244
      Net realized gain (loss) from investments
         and foreign currency transactions ....................        20,484,566      (170,022,370)
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign
            currencies ........................................       349,210,878      (219,185,882)
                                                                   --------------    --------------
            Net increase (decrease) in net assets resulting
               from operations ................................       475,672,166      (220,747,008)
                                                                   --------------    --------------
   Distributions to shareholders from net investment income
      and net foreign currency gains:
      Class A .................................................       (61,162,106)     (164,958,880)
      Class B .................................................        (1,953,361)       (7,067,919)
      Class C .................................................       (21,522,397)      (57,173,330)
      Class R .................................................        (3,434,224)       (8,712,653)
      Advisor Class ...........................................        (6,137,945)      (10,950,834)
                                                                   --------------    --------------
   Total distributions to shareholders ........................       (94,210,033)     (248,863,616)
                                                                   --------------    --------------
   Capital share transactions: (Note 2)
      Class A .................................................       228,296,466       247,701,680
      Class B .................................................        (8,897,120)      (10,236,429)
      Class C .................................................       120,494,528       151,132,374
      Class R .................................................        28,913,745        23,995,492
      Advisor Class ...........................................        86,476,288        71,110,577
                                                                   --------------    --------------
   Total capital share transactions ...........................       455,283,907       483,703,694
                                                                   --------------    --------------
   Redemption fees ............................................                --             9,563
            Net increase (decrease) in net assets .............       836,746,040        14,102,633
Net assets:
   Beginning of period ........................................     3,196,107,280     3,182,004,647
                                                                   --------------    --------------
   End of period ..............................................    $4,032,853,320    $3,196,107,280
                                                                   ==============    ==============
Undistributed net investment income (loss) included in
   net assets:
   End of period ..............................................    $      308,202    $  (11,458,487)
                                                                   ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers


                             Semiannual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and


                             48 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, AND TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts generally in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.


                             Semiannual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in


                             50 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally,


                             Semiannual Report | 51

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                                  OCTOBER 31, 2009               APRIL 30, 2009
                                                            ---------------------------   ---------------------------
                                                               SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ..........................................    51,960,173   $ 486,979,946    89,966,491   $ 809,736,545
   Shares issued in reinvestment of distributions .......     5,140,642      47,991,310    14,281,669     124,892,924
   Shares redeemed ......................................   (32,590,466)   (306,674,790)  (77,662,451)   (686,927,789)
                                                            -----------   -------------   -----------   -------------
   Net increase (decrease) ..............................    24,510,349   $ 228,296,466    26,585,709   $ 247,701,680
                                                            ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ..........................................       779,188   $   7,291,610     3,223,884   $  29,661,456
   Shares issued in reinvestment of distributions .......       149,638       1,399,794       540,736       4,759,007
   Shares redeemed ......................................    (1,862,217)    (17,588,524)   (4,987,063)    (44,656,892)
                                                            -----------   -------------   -----------   -------------
   Net increase (decrease) ..............................      (933,391)  $  (8,897,120)   (1,222,443)  $ (10,236,429)
                                                            ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ..........................................    20,905,889   $ 195,608,288    38,790,729   $ 351,484,801
   Shares issued in reinvestment of distributions .......     1,678,447      15,669,344     4,622,193      40,270,851
   Shares redeemed ......................................    (9,648,599)    (90,783,104)  (27,181,977)   (240,623,278)
                                                            -----------   -------------   -----------   -------------
   Net increase (decrease) ..............................    12,935,737   $ 120,494,528    16,230,945   $ 151,132,374
                                                            ===========   =============   ===========   =============
CLASS R SHARES:
   Shares sold ..........................................     4,589,701   $  43,175,626     5,861,272   $  52,624,182
   Shares issued in reinvestment of distributions .......       345,151       3,217,838       927,934       8,059,242
   Shares redeemed ......................................    (1,848,138)    (17,479,719)   (4,178,690)    (36,687,932)
                                                            -----------   -------------   -----------   -------------
   Net increase (decrease) ..............................     3,086,714   $  28,913,745     2,610,516   $  23,995,492
                                                            ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ..........................................    11,294,781   $ 106,503,020    10,210,308   $  89,961,976
   Shares issued in reinvestment of distributions .......       529,339       4,954,180     1,093,583       9,458,220
   Shares redeemed ......................................    (2,610,480)    (24,980,912)   (3,258,282)    (28,309,619)
                                                            -----------   -------------   -----------   -------------
   Net increase (decrease) ..............................     9,213,640   $  86,476,288     8,045,609   $  71,110,577
                                                            ===========   =============   ===========   =============


                             52 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Over $15 billion, up to and including $17.5 billion
0.380%                Over $17.5 billion, up to and including $20 billion
0.360%                Over $20 billion, up to and including $35 billion
0.355%                Over $35 billion, up to and including $50 billion
0.350%                In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             Semiannual Report | 53

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.25%
Class B .....   0.65%
Class C .....   0.65%
Class R .....   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid
   to unaffiliated broker/dealers ...............    $794,244
Contingent deferred sales charges retained ......    $ 86,334

E. TRANSFER AGENT FEES

For the period ended October 31, 2009, the Fund paid transfer agent fees of $2,412,002, of which $1,509,576 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2011 ........................................     $ 10,885,854
   2017 ........................................      104,722,915
                                                     ------------
                                                     $115,608,769
                                                     ============


                             54 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2009, the Fund deferred realized capital losses of $12,825,749.

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................    $3,855,295,245
                                                     ==============
Unrealized appreciation .........................    $  238,556,364
Unrealized depreciation .........................       (93,605,435)
                                                     --------------
Net unrealized appreciation (depreciation) ......    $  144,950,929
                                                     ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2009, aggregated $1,451,550,896 and $1,023,006,470, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2009, the Fund had 42.06% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                             Semiannual Report | 55

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2009, the aggregate value of these securities was $61,097,863, representing 1.52% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                    ACQUISITION
SHARES     ISSUER                                                      DATE        COST      VALUE
------     ------                                                   -----------   -------   ------
516,372    Cambridge Industries Liquidating Trust Interest ......      1/09/02    $    --    $--
 64,666    VS Holdings Inc ......................................     12/06/01     64,666     --
                                                                                             ---
           TOTAL RESTRICTED SECURITIES (0.00% of Net Assets) ....                            $--
                                                                                             ===

10. OTHER DERIVATIVE INFORMATION

At October 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                    ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                           ------------------------------------   --------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS       STATEMENT OF ASSETS AND   FAIR VALUE   STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS         LIABILITIES LOCATION       AMOUNT       LIABILITIES LOCATION       AMOUNT
-------------------        -----------------------   ----------   -----------------------   ------------
Foreign exchange
   contracts ...........   Unrealized appreciation                Unrealized depreciation
                           on forward exchange                    on forward exchange
                           contracts                  4,017,620   contracts                 (21,533,009)


                             56 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended October 31, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                   CHANGE IN
                                                                                   UNREALIZED
                                                                                  APPRECIATION     AVERAGE
                                                                REALIZED GAIN    (DEPRECIATION)    NOTIONAL
                                                                (LOSS) FOR THE      FOR THE         AMOUNT
DERIVATIVE CONTRACTS                                            PERIOD ENDED      PERIOD ENDED    OUTSTANDING
NOT ACCOUNTED FOR AS              STATEMENT OF                    OCTOBER 31,     OCTOBER 31,     DURING THE
HEDGING INSTRUMENTS            OPERATIONS LOCATIONS                2009               2009          PERIOD(a)
--------------------   --------------------------------------   --------------   --------------   -----------
Foreign exchange       Net realized gain (loss) from foreign
   contracts           currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                 $8,691,014      $(39,119,878)   465,247,232

(a) Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(d) regarding derivative financial instruments.

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

12. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During


                             Semiannual Report | 57

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

12. CREDIT FACILITY (CONTINUED)

the period, the Fund incurred commitment fees of $3,575 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended October 31, 2009, the Fund did not utilize the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             58 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

13. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                LEVEL 1         LEVEL 2      LEVEL 3        TOTAL
                                              -----------   --------------   -------   --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Automobiles & Components             $        --   $           --     $--(b)  $           --
         Banks.............................       220,000          193,920      --            413,920
         Commercial & Professional
            Services                                   --               --      --(b)              --
         Diversified Financials............            --        1,270,906      --          1,270,906
      Senior Floating Rate Interests.......            --      517,885,592      --        517,885,592
      Corporate Bonds......................            --    1,712,944,487      --      1,712,944,487
      Convertible Bonds....................            --        5,940,000      --          5,940,000
      Asset-Backed Securities and
         Commercial Mortgage-Backed
            Securities.....................            --      269,031,667      --        269,031,667
      Mortgage-Backed Securities...........            --      207,316,567      --        207,316,567
      U.S. Government and Agency
         Securities........................            --      238,773,795      --        238,773,795
      Foreign Government and Agency
         Securities........................            --      872,477,932      --        872,477,932
      Municipal Bonds......................            --       91,946,403      --         91,946,403
      Short Term Investments...............    74,234,948        8,009,957      --         82,244,905
                                              -----------   --------------     ---     --------------
            Total Investments in
               Securities..................   $74,454,948   $3,925,791,226     $--     $4,000,246,174
                                              ===========   ==============     ===     ==============
   Forward Exchange Contracts..............            --        4,017,620      --          4,017,620
LIABILITIES:
   Forward Exchange Contracts..............            --       21,533,009      --         21,533,009

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes securities determined to have no value at October 31, 2009.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through December 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                             Semiannual Report | 59

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

ABBREVIATIONS

COUNTERPARTY

BZWS  - Barclays Bank PLC
CITI  - Citibank N.A.
DBAB  - Deutsche Bank AG
FBCO  - Credit Suisse Group AG
HSBC  - HSBC Bank USA, N.A.
JPHQ  - JPMorgan Chase Bank, N.A.
UBSW  - UBS AG

CURRENCY

AUD   - Australian Dollar
BRL   - Brazilian Real
EUR   - Euro
IDR   - Indonesian Rupiah
ILS   - New Israeli Shekel
JPY   - Japanese Yen
KRW   - South Korean Won
LKR   - Sri Lankan Rupee
MXN   - Mexican Peso
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
NZD   - New Zealand Dollar
PLN   - Polish Zloty
SEK   - Swedish Krona

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
FGIC  - Financial Guaranty Insurance Co.
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ID    - Improvement District
ISD   - Independent School District
L/C   - Letter of Credit
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
PIK   - Payment-In-Kind
SF    - Single Family
USD   - Unified/Union School District


                             60 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 61

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
MutualShares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 S2009 12/09

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.         N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.        N/A


Item 7. Disclosure  of Proxy Voting Policies and Procedures for Closed-End
        Management Investment Companies.        N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity  Securities by Closed-End Management Investment
        Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/LAURA F. FERGERSON
  -------------------------
   Laura F. Fergerson
   Chief Executive Officer -
    Finance and Administration
Date  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  -------------------------
   Laura F. Fergerson
   Chief Executive Officer -
    Finance and Administration
Date  December 28, 2009


By /s/GASTON GARDEY
   --------------------
    Gaston Gardey
    Chief Financial Officer and
     Chief Accounting Officer
Date  December 28, 2009